WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

55 Water Street

New York, New York 10041

September 12, 2008

Dear Stockholder:

A Special Meeting of Stockholders (the “Meeting”) of Western Asset Emerging Markets Income Fund Inc. (“EMD”) will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Friday, October 17, 2008 at 4:00 p.m., Eastern Standard Time, for the purposes of considering and voting upon the following:

1.	A proposal to approve the merger of Western Asset Emerging Markets Income Fund Inc. with and into Western Asset Emerging Markets Income Fund II Inc. in accordance with the Maryland General Corporation Law.

2.	The transaction of such other business as may be properly presented at the Meeting or any adjournments or postponements thereof.

The close of business on July 23, 2008 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Stockholders are being asked to consider a proposal to approve the merger of EMD with and into Western Asset Emerging Markets Income Fund II Inc. (“EDF,” and together with EMD, the “Funds”) in accordance with the Maryland General Corporation Law (the “Merger”). The attached Proxy Statement/Prospectus asks for your approval of the proposed Merger. After careful consideration, the Board of EMD recommends that you vote “FOR” the proposed Merger.

As a result of the Merger, each share of common stock of EMD would convert into an equivalent dollar amount (to the nearest $0.001) of full shares of common stock of EDF, based on the net asset value of each Fund on the date preceding the Merger. EDF will not issue fractional shares to EMD stockholders. In lieu of issuing fractional shares, EDF will pay cash to each former holder of EMD common stock in an amount equal to the value of the fractional shares of EDF common stock that the investor would otherwise have received in the Merger. The currently issued and outstanding common shares of EDF will remain issued and outstanding.

Both EDF and EMD are closed-end, non-diversified management investment companies listed on the New York Stock Exchange. The Funds’ investment objectives are identical. Each Fund’s investment objective is to seek a high level of current income. As a secondary objective, each Fund seeks capital appreciation. A more detailed comparison of the Funds’ investment objectives and policies appears in the attached Proxy Statement/Prospectus. The current investment objectives and policies of EDF will continue unchanged if the Merger occurs.

The Board believes that the Merger is in the best interests of EMD and its stockholders. EMD and EDF have identical investment objectives, very similar policies, strategies and risks, and pay management fees at the same rate. In addition, as a result of the Merger, the Board believes the combined Fund may benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base, as well as from enhanced market liquidity. Furthermore, the Board believes that the size of EDF allows for additional opportunities for the combined Fund to invest in a broad range of securities that fall within its investment objectives and policies. The Merger will also result in streamlined emerging market product offerings, allowing for more focused sales, marketing and stockholder servicing efforts.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. To vote, simply date, sign and return the proxy card in the enclosed postage-paid envelope or follow the instructions on the proxy card for voting by touch-tone telephone or on the Internet.

If you have any questions about the proposals to be voted on, please call Computershare Fund Services at 866-612-5815.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

R. Jay Gerken

President and Chief Executive Officer

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

IMPORTANT NEWS FOR STOCKHOLDERS

The enclosed combined Proxy Statement/Prospectus describes a proposal to merge Western Asset Emerging Markets Income Fund Inc. (“EMD”) with and into Western Asset Emerging Markets Income Fund II Inc. (“EDF,” and together with EMD, the “Funds”) in accordance with the Maryland General Corporation Law.

While we encourage you to read the full text of the enclosed combined Proxy Statement/Prospectus, here is a brief overview of the proposed merger. Please refer to the more complete information contained elsewhere in the combined Proxy Statement/Prospectus about the merger.

COMMON QUESTIONS ABOUT THE PROPOSED MERGER

Q.	Why am I receiving the Proxy Statement/Prospectus?

A. You are being asked to vote in favor of a proposal to approve the merger of Western Asset Emerging Markets Income Fund Inc. with and into Western Asset Emerging Markets Income Fund II Inc. in accordance with the Maryland General Corporation Law.

Q.	How will the merger affect me?

A. If the merger is approved, EMD will be merged with and into EDF in accordance with the Maryland General Corporation Law. EMD’s assets and liabilities will be combined with the assets and liabilities of EDF, and stockholders of EMD will become stockholders of EDF.

As a result of the merger, each share of common stock of EMD would convert into an equivalent dollar amount (to the nearest $0.001) of full shares of common stock of EDF, based on the net asset value of each Fund on the date preceding the merger. EDF will not issue fractional shares to EMD stockholders. In lieu of issuing fractional shares, EDF will pay cash to each former EMD stockholder in an amount equal to the value of the fractional shares of EDF common stock that the investor would otherwise have received in the merger. The currently issued and outstanding shares of EDF common stock will remain issued and outstanding.

Q.	What will the combined Fund be known as?

After the merger is effected, EDF will be renamed “Western Asset Emerging Markets Income Fund Inc.” and change its New York Stock Exchange (“NYSE”) ticker symbol to “EMD”.

Q.	Are EDF’s investment objectives and policies similar to those of EMD?

A. EDF and EMD have identical investment objectives. Each Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, each Fund seeks capital appreciation.

EDF and EMD have very similar investments policies, but there are some differences.

Under normal conditions, both Funds invest at least 80% of their total assets in debt securities of government and government related issuers located in emerging market countries, of entities organized to restructure outstanding debt of such issuers and in debt securities of corporate issuers located in emerging market countries. Furthermore, both Funds may invest up to 20% of their total assets in a broad range of other U.S. and non-U.S. fixed-income securities, including, but not limited to, corporate bonds, loans, mortgage- and asset-backed securities, preferred stock and sovereign debt, derivative instruments of the foregoing securities and dollar rolls. Such securities may be rated high-yield (i.e., rated below investment grade by any nationally recognized statistical rating organization) or, if unrated, of equivalent quality as determined by Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”).

The current investment objectives and policies of EDF will continue unchanged if the merger occurs.

Please see “Comparison of Investment Objectives, Strategies, and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus for a more complete comparison of the Funds’ investment objectives and policies.

Q.	Why is the merger being recommended?

A. The Board believes that the merger is in the best interests of EMD and its stockholders. EMD and EDF have identical investment objectives, very similar policies, strategies and risks, and pay management fees at the same rate. In addition, as a result of the merger, the Board believes the combined Fund may benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base, as well as from enhanced market liquidity. Furthermore, the Board believes that the size of EDF allows for additional opportunities for the combined Fund to invest in a broad range of securities that fall within its investment objectives and policies. The merger will also result in streamlined emerging market product offerings, allowing for more focused sales, marketing and stockholder servicing efforts.

At a meeting held on May 23, 2008, the Board of Directors of each Fund, including all of the Directors who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “Independent Directors”), unanimously approved an Agreement and Plan of Merger with respect to both Funds.

Q.	How will the merger affect Fund fees and expenses?

A. EMD pays the Manager an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of EMD’s average weekly net assets. EDF pays LMPFA, which is also EDF’s investment manager, an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets.

For stockholders of EMD and EDF, the management fee as a percentage of Fund assets will not change as a result of the merger. However, because the fixed expenses of the combined Fund following the merger will be spread over a larger asset base, the per share expense ratio is expected to fall. As a result of the merger, total expenses paid by EMD stockholders are expected to decline from 1.78% (as of May 31, 2008) to approximately 1.53% in the combined Fund.

Q.	Will I have to pay any taxes as a result of the merger?

A. The merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Assuming the merger qualifies for such treatment, you generally will not recognize a gain or loss for federal income tax purposes as a result of the merger. EMD stockholders may, however, recognize gain or loss with respect to cash such stockholders receive pursuant to the merger in lieu of fractional shares. As a condition to the closing of the merger, EMD and EDF will each receive an opinion of counsel to the effect that the merger will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax advisor about any state, local and other tax consequences of the merger. See “Proposal 1—Information About the Proposed Merger—Federal Income Tax Consequences.”

Q.	What is the discount/premium history of each Fund? What are the total assets of each Fund?

A. For the last two calendar years through June 30, 2008, EDF Common Shares have traded at a discount ranging from approximately 7% to 17% to its net asset value per share, whereas EMD Common Shares have traded from a premium of approximately 8% to a discount of approximately 17% to its net asset value per share. On June 30, 2008, EDF Common Shares traded at a 7.418% discount to EDF’s net asset value per share. Also on June 30, 2008, EMD Common Shares traded at a 7.114% discount to EMD’s net asset value per share. See “Proposal 1—Additional Information About the Funds—Net Asset Value, Market Price and Premium/Discount.”

In addition, as of June 30, 2008, EDF and EMD had total assets of $342.2 million and $59.4 million, respectively.

Q.	Why is EDF the surviving entity of the merger?

A. EDF is approximately six times the size of EMD in terms of total assets. Given its larger asset base and scale, EDF is better suited to be the surviving entity of the merger.

Q.	Who will pay for the merger?

A. The costs of the merger will be split among Legg Mason, Inc. (“Legg Mason”) and its affiliates, EDF and EMD. Legg Mason and its affiliates has agreed to bear 50% of the expenses incurred in connection with the merger. The remaining 50% will be borne by EDF and EMD in proportion to their respective total assets.

Q.	How does the Board recommend that I vote on the merger?

A. EMD’s Board of Directors, including all of the Independent Directors, unanimously recommends that you vote “FOR” the merger.

Q.	What will happen if the merger is not approved?

A. If the merger is not approved, EMD will continue as a separate investment company, and EMD’s Board of Directors may consider such alternatives as it determines to be in the best interests of stockholders, including re-proposing the merger.

Q.	When is the merger expected to happen?

A. If EMD’s stockholders approve the merger, the merger is expected to occur on or about October 31, 2008.

Q.	Will my vote make a difference?

A. Your vote is very important and can make a difference in the governance of EMD, no matter how many shares you own. Your vote can help ensure that the proposal recommended by the Board of Directors can be implemented. We encourage all stockholders to participate in the governance of EMD.

Q.	Whom do I call if I have questions?

A. If you need more information, or have any questions about voting, please call Computershare Fund Services, the Fund’s proxy solicitor, at 866-612-5815.

Q.	How do I vote my shares?

A. You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card or electronically by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares by signing and dating the enclosed proxy card and mailing it in the enclosed postage-paid envelope.

You may also attend the Meeting and vote in person. However, even if you intend to attend the Meeting, we encourage you to provide voting instructions by one of the methods described above.

It is important that you vote promptly.

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

55 Water Street

New York, New York 10041

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

September 12, 2008

To the Stockholders:

A Special Meeting of Stockholders (the “Meeting”) of Western Asset Emerging Markets Income Fund Inc. (“EMD”) will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Friday, October 17, 2008 at 4:00 p.m., Eastern Standard Time, to consider and vote on the following proposals, as more fully described in the enclosed Proxy Statement/Prospectus:

1.	A proposal to approve the merger of Western Asset Emerging Markets Income Fund Inc. with and into Western Asset Emerging Markets Income Fund II Inc. in accordance with the Maryland General Corporation Law.

2.	The transaction of such other business as may be properly presented at the Meeting or any adjournment thereof.

The Board recommends that you vote “FOR” the Proposal upon which you are being asked to vote.

Stockholders of record at the close of business on July 23, 2008 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

By order of the Board of Directors,

Robert I. Frenkel
Secretary

September 12, 2008

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration
Corporate Accounts	Valid Signature
(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

PROXY STATEMENT/PROSPECTUS

SEPTEMBER 12, 2008

PROXY STATEMENT FOR:

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

55 Water Street

New York, New York 10041

800-451-2010

PROSPECTUS FOR:

WESTERN ASSET EMERGING MARKETS INCOME FUND II INC.

55 Water Street

New York, New York 10041

800-451-2010

This combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Western Asset Emerging Markets Income Fund Inc. (“EMD”) for EMD’s Special Meeting of Stockholders (the “Meeting”). The Meeting will be held on Friday, October 17, 2008 at 620 Eighth Avenue, 49th Floor, New York, New York at 4:00 p.m. Eastern Standard Time. At the Meeting, stockholders of EMD will be asked to consider and act upon the following:

1.	A proposal to approve the merger of Western Asset Emerging Markets Income Fund Inc. with and into Western Asset Emerging Markets Income Fund II Inc. in accordance with the Maryland General Corporation Law.

2.	The transaction of such other business as may be properly presented at the Meeting or any adjournment thereof.

If Proposal 1 is approved, as a result of the merger of EMD with and into EDF (the “Merger”) in accordance with the Maryland General Corporation Law, each share of common stock, par value $0.001 per share, of EMD (the “EMD Common Shares”) would convert into an equivalent dollar amount (to the nearest $0.001) of full shares of common stock, par value $0.001 per share, of EDF (the “EDF Common Shares”), based on the net asset value of each Fund on the date preceding the Merger. EDF will not issue fractional EDF Common Shares to holders of EMD Common Shares. In lieu of issuing fractional shares, EDF will pay cash to each former holder of EMD Common Shares in an amount equal to the value of the fractional EDF Common Shares that the investor would otherwise have received in the Merger. Although the EDF Common Shares received in the Merger will have the same total net asset value as the EMD Common Shares held immediately before the Merger (disregarding fractional shares), their stock price on the New York Stock Exchange (“NYSE”) may be greater or less than that of the EMD Common Shares, based on current market prices persisting at the time of the Merger. All EDF Common Shares currently issued and outstanding will remain issued and outstanding following the Merger.

Each Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, each Fund seeks capital appreciation. The current investment objectives and policies of EDF will continue unchanged if the Merger occurs. Please see “Proposal 1—Comparison of Investment Objectives, Strategies, and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus for a more complete comparison of the Funds’ investment objectives and policies.

The Board believes that the Merger is in the best interests of EMD and its stockholders. EMD and EDF have identical investment objectives, very similar policies, strategies and risks, and pay management fees at the same rate. In addition, as a result of the Merger, the Board believes the combined Fund may benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base, as well as from enhanced market liquidity.

Furthermore, the Board believes that the size of EDF allows for additional opportunities for the combined Fund to invest in a broad range of securities that fall within its investment objectives and policies. The Merger will also result in streamlined emerging market product offerings, allowing for more focused sales, marketing and stockholder servicing efforts.

At a meeting held on May 23, 2008, the Board of Directors of each Fund, including all of the Directors who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “Independent Directors”), unanimously approved an Agreement and Plan of Merger with respect to both Funds.

EDF was incorporated in Maryland on April 27, 1993; EMD was incorporated in Maryland on July 30, 1992. Both EDF and EMD are closed-end, non-diversified management investment companies listed on the NYSE.

The Merger will be effected pursuant to an Agreement and Plan of Merger, a form of which is attached to this Proxy Statement/Prospectus as Appendix A. The material terms and conditions of the Agreement and Plan of Merger are summarized in this Proxy Statement/Prospectus. See “Proposal 1—Information About the Proposed Merger—The Agreement and Plan of Merger.”

This Proxy Statement/Prospectus serves as a prospectus for EDF Common Shares under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the issuance of EDF Common Shares in the Merger.

Assuming the holders of EMD Common Shares approve the Merger and all other conditions to the consummation of the Merger are satisfied or waived, the Funds will jointly file articles of merger (the “Articles of Merger”) with the State Department of Assessments and Taxation of Maryland (the “SDAT”). The Merger will become effective when the SDAT accepts for record the Articles of Merger or at such later time, which may not exceed 30 days after the Articles of Merger are accepted for record, as specified in the Articles of Merger. The date when the Articles of Merger are accepted for record, or the later date, is referred to in this Proxy Statement/Prospectus as the “Closing Date.” EMD, as soon as practical after the Closing Date, will withdraw its registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Merger is being structured as a tax-free reorganization for federal income tax purposes. See “Proposal 1—Information About the Proposed Merger—Federal Income Tax Consequences.” Stockholders should consult their tax advisors to determine the actual impact of the Merger on them in light of their individual tax circumstances.

You should retain this Proxy Statement/Prospectus for future reference as it sets forth concisely information about EDF and EMD that you should know before voting on the proposed Merger described below.

A Statement of Additional Information (“SAI”) dated September 12, 2008, which contains additional information about the Merger and the Funds, has been filed with the Securities and Exchange Commission (“SEC”). The SAI, as well as EDF’s Annual Report to Stockholders for the Fiscal Year Ended May 31, 2008, filed with the SEC on August 7, 2008 (accession no. 0001104659-08-050830), EMD’s Annual Report to Stockholders for the Fiscal Year Ended August 31, 2007, filed with the SEC on November 8, 2007 (accession no. 0001104659-07-081146), and EMD’s Semi-Annual Report to Stockholders for the Semi-Annual Period Ended February 29, 2008, filed with the SEC on May 5, 2008 (accession no. 0001104659-08-029949), which highlight certain important information such as investment performance and expense and financial information, are incorporated by reference into this Proxy Statement/Prospectus. In addition, stockholder reports, proxy materials and other information concerning EDF (File No. 811-07686) and EMD (File No. 811-07066) can be inspected at the NYSE. You may receive free of charge a copy of the SAI, or the annual report and semi-annual report for either Fund, by contacting Legg Mason Shareholder Services at 800-822-5544, by writing the Fund at the address listed above or by visiting our website at www.leggmason.com/cef.

In addition, you can copy and review this Proxy Statement/Prospectus (File No. 333-152308) and the complete filing on Form N-14 containing the Proxy Statement/Prospectus and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at 202-551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, 100 F Street, N.E., Washington, DC 20549.

ii

EDF Common Shares are listed on the NYSE under the symbol “EDF,” and EMD Common Shares are listed on the NYSE under the symbol “EMD”. After the Closing Date, EDF will be renamed “Western Asset Emerging Markets Income Fund Inc.” and will change its ticker symbol to “EMD”.

The information contained herein concerning EDF and EMD has been provided by, and is included herein in reliance upon, EDF and EMD, respectively.

The Securities and Exchange Commission has not approved or disapproved these securities nor passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

iii

I

PROPOSAL 1—TO APPROVE THE MERGER OF EMD WITH AND INTO EDF IN ACCORDANCE WITH THE MARYLAND GENERAL CORPORATION LAW

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Agreement and Plan of Merger, a form of which is attached to this Proxy Statement/Prospectus as Appendix A.

Background

Both Funds’ primary investment objective is to seek a high level of current income. As a secondary objective, both Funds seek capital appreciation.

The Board believes that the Merger is in the best interests of EMD and its stockholders. EMD and EDF have identical investment objectives, very similar policies, strategies and risks, and pay management fees at the same rate. In addition, as a result of the Merger, the Board believes the combined Fund may benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base, as well as from enhanced market liquidity. Furthermore, the Board believes that the size of EDF allows for additional opportunities for the combined Fund to invest in a broad range of securities that fall within its investment objectives and policies. The Merger will also result in streamlined emerging market product offerings, allowing for more focused sales, marketing and stockholder servicing efforts.

At a meeting held on May 23, 2008, the Boards of EMD and EDF, including all of the Independent Directors, unanimously approved the Agreement and Plan of Merger with respect to each Fund. As a result of the Merger:

•

each EMD Common Share will convert into an equivalent dollar amount (to the nearest $0.001) of full EDF Common Shares, based on the net asset value per share of each Fund calculated at 4:00 p.m. on the Business Day preceding the Closing Date;

•

each holder of EMD Common Shares will become a holder of EDF Common Shares and will receive, on the Closing Date, that number of EDF Common Shares having an aggregate net asset value (disregarding fractional shares) equal to the aggregate net asset value of such stockholder’s EMD Common Shares as of the close of business on the Business Day preceding the Closing Date; and

•

EDF will not issue any fractional EDF Common Shares to its stockholders. In lieu thereof, EDF will pay cash to each former holder of EMD Common Shares in an amount equal to the value of the fractional EDF Common Shares that investor would otherwise have received in the Merger.

If the Merger is not approved, EMD will continue as a separate investment company, and the Board of EMD may consider such alternatives as it determines to be in the best interests of stockholders, including re-proposing the Merger.

For the reasons set forth below in “Information About the Proposed Merger—Reasons for the Merger and Board Considerations,” the Board of EMD, including all of the Independent Directors, has concluded that the Merger would be in the best interests of EMD, and that the interests of the holders of EMD Common Shares would not be diluted as a result of the Merger. The Board, therefore, is hereby submitting the Merger to the holders of EMD Common Shares and recommends that stockholders of EMD vote “FOR” the Merger.

The Merger has been approved unanimously by EMD’s Board of Directors, including all of the Independent Directors of EMD. Under EMD’s Charter, approval of the Merger requires the affirmative vote of the holders of a majority of the outstanding EMD Common Shares. See “Voting Information” below. If stockholders of EMD approve the Merger, the Closing Date of the Merger is expected to be on or about October 31, 2008. Under the Maryland General Corporation Law, the stockholders of EDF are not required to approve the Merger. Furthermore, because of the relative sizes of EDF and EMD, NYSE rules also do not require stockholders of EDF to approve the Merger.

Prior to completion of the Merger, EMD and EDF will each have received an opinion of Simpson Thacher & Bartlett LLP to the effect that the Merger will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, for federal income tax purposes, (i) no gain or loss will generally be recognized by EMD or the holders of EMD Common Shares as a result of the Merger, (ii) the aggregate tax basis of the EDF Common Shares received by the holders of EMD Common Shares (including that of fractional EDF Common Shares purchased by EDF) will be the same as the aggregate tax basis of the holders’ EMD Common Shares and (iii) a holder’s holding period for EDF Common Shares (including that of fractional EDF Common Shares purchased by EDF) will generally be determined by including the period for which he or she held EMD Common Shares converted pursuant to the Merger, provided that such shares were held as capital assets. Holders of EMD Common Shares may, however, recognize gain or loss with respect to cash such holders receive pursuant to the Merger in lieu of fractional shares. For more information about the federal income tax consequences of the Merger, see “Information about the Proposed Merger—Federal Income Tax Consequences” below.

Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks

EDF and EMD have identical investment objectives. Each Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, each Fund seeks capital appreciation.

EDF and EMD have very similar investment policies, but there are some differences.

Under normal conditions, both Funds invest at least 80% of their total assets in debt securities of government and government related issuers located in emerging market countries, of entities organized to restructure outstanding debt of such issuers and in debt securities of corporate issuers located in emerging market countries. Furthermore, both Funds may invest up to 20% of their total assets in a broad range of other U.S. and non-U.S. fixed-income securities, including, but not limited to, corporate bonds, loans, mortgage- and asset-backed securities, preferred stock and sovereign debt, derivative instruments of the foregoing securities and dollar rolls. Such securities may be rated high-yield, i.e., rated below investment grade by any nationally recognized statistical rating organization) or, if unrated, of equivalent quality as determined by Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”).

The current investment objectives and policies of EDF will continue unchanged if the Merger occurs. The Board has no current intention to change either the investment objectives or policies of EDF. In addition, EDF’s investment objectives are fundamental and cannot be changed without the approval of the holders of a majority of EDF’s outstanding voting securities, meaning the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. EDF’s investment policies are non-fundamental policies and may be amended without shareholder approval.

Neither Fund is intended to be a complete investment program, and there is no assurance that either Fund will achieve its objectives.

The preceding summary of the Funds’ investment objectives and certain policies should be considered in conjunction with the discussion below under “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds—Investment Objectives,—Principal Investment Policies,—Fundamental Investment Restrictions and—Risk Factors.”

Effect on Expenses

As a result of the Merger, total expenses paid by EMD stockholders are expected to decline from 1.78% (as of May 31, 2008) to approximately 1.53% in the combined Fund.

Fee Table and Expense Example

The tables below (1) compare the estimated fees and expenses of each Fund, as of May 31, 2008, and (2) show the estimated fees and expenses of the combined Fund, on a pro forma basis, as if the Merger occurred on May 31, 2008. The estimates are based on the contracts and agreements in effect as of May 31, 2008 and reflect the operating expense accrual rates on that date, which are based on each Fund’s net assets as of May 31, 2008. Accordingly, the actual fees and expenses of each Fund and the combined Fund as of the Closing Date of the Merger may differ from those reflected in the tables below due to changes in net assets from those at May 31, 2008. No amount of any prior fee waiver or expense reimbursement to EDF or EMD may be recouped by any person.

Changes in net assets may result from market appreciation or depreciation and other factors occurring between May 31, 2008 and the Closing Date of the Merger. As a general matter, changes (positive or negative) in a Fund’s expense ratio resulting from fluctuations in the Fund’s net assets will be borne by the stockholders of that Fund and the combined Fund. For information concerning the net assets of each Fund as of May 31, 2008, please see “Capitalization.”

The estimated expenses of EDF and EMD as of May 31, 2008 and pro forma expenses following the proposed Merger are set forth below. The percentages in the table below are percentages of the Funds’ net assets attributable to common shares.

Fee Table

	Pre-Reorganization
	EMD (Target Fund)	EDF (Acquiring Fund)	Pro Forma Combined Fund
Management Fee (% of average weekly net assets)	1.05%	1.05%	1.05%
Interest expense	0.26%	0.25%	0.25%
Other expenses	0.47%	0.23%	0.23%

Total annual fund operating expenses	1.78%	1.53%	1.53%

Example

The following example helps you compare the costs of investing in the Funds’ common shares with the costs of investing in other funds. The example assumes that you invest $1,000 in common shares for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
EDF (Acquiring Fund)	16	49	84	182
EMD (Target Fund)	18	56	97	210
Pro Forma Combined Fund	16	49	84	182

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following chart lists the investment objectives, principal investment policies and fundamental investment restrictions of EMD and EDF and describes the principal differences between the Funds’ respective policies. The chart provides EMD stockholders with a means of comparing the investment objectives, policies and strategies of EMD with those of EDF.

Investment Objectives

EMD (Target Fund)	EDF (Acquiring Fund)	Differences Between Funds
EMD’s primary investment objective is to seek high current income. As a secondary objective, EMD will seek capital appreciation.	EDF’s primary investment objective is to seek high current income. As a secondary objective, EDF seeks capital appreciation.	No difference.

Principal Investment Policies

EMD (Target Fund)	EDF (Acquiring Fund)	Differences Between Funds

Under normal market conditions, EMD invests at least 80% of its total assets in debt securities of government and government related issuers located in emerging market countries, of entities organized to restructure outstanding debt of such issuers and debt securities of corporate issuers in emerging market countries.

Note: The entities organized to restructure outstanding debt of such issuers do not refer to passive pools of investments.

	Under normal market conditions, EDF invests at least 80% of its total assets in debt securities of government and government related issuers located in emerging market countries, of entities organized to restructure outstanding debt of such issuers, and debt securities of corporate issuers in emerging market countries.	No difference.

EMD may invest up to 20% of its total assets in a broad range of other U.S. and non-U.S. fixed-income securities, including, but not limited to, corporate bonds, loans, mortgage- and asset-backed securities, preferred stock and sovereign debt, derivative instruments of the foregoing securities and dollar rolls. Such securities may be rated high yield (i.e., rated below investment grade by any nationally recognized statistical rating organization) or, if unrated, of equivalent quality as determined by the Manager.	EDF may invest up to 20% of its total assets in a broad range of other U.S. and non-U.S. fixed-income securities, including, but not limited to, corporate bonds, loans, mortgage- and asset-backed securities, preferred stock and sovereign debt, derivative instruments of the foregoing securities and dollar rolls. Such securities may be rated high yield (i.e., rated below investment grade by any nationally recognized statistical rating organization) or, if unrated, of equivalent quality as determined by the Manager.	No difference.

EMD’s investments in government and government related and restructured debt securities will consist of (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participations in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored	EDF’s investments in government and government related and restructured debt securities consist of (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participations in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored	No difference.

EMD (Target Fund)	EDF (Acquiring Fund)	Differences Between Funds
entities located in emerging market countries, and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.	entities located in emerging market countries (including participations in loans between governments and financial institutions), and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.

Emerging market country debt securities held by EMD take the form of bonds, notes, bills, debentures, convertible securities, warrants, bank debt obligations, short-term paper, loan participations, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging market country issuers. Dollar-denominated emerging market country debt securities held by EMD are generally listed but not traded on a securities exchange, and non-dollar-denominated securities held, by EMD may or may not be listed or traded on a securities exchange.	Emerging market country debt securities held by EDF take the form of bonds, notes, bills, debentures, convertible securities, warrants, bank debt obligations, short-term paper, loan participations, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging market country issuers. Dollar-denominated emerging market country debt securities held by EDF are generally listed but not traded on a securities exchange, and non-dollar-denominated securities held by EDF may or may not be listed or traded on a securities exchange.	No difference.

EMD is not subject to any restrictions on the maturities of the emerging market country debt securities it holds.	EDF is not subject to any restrictions on the maturities of the emerging market country debt securities it holds.	No difference.

A substantial portion of EMD’s total assets is likely to be invested from time to time in certain Brady Bonds and other debt obligations acquired at a discount.	A substantial portion of EDF’s total assets are invested from time to time in certain Brady Bonds and other debt obligations acquired at a discount.	No difference.

EMD invests with a long-term perspective, and is not intended to be a trading or arbitrage vehicle. EMD anticipates that its annual portfolio turnover rate will not exceed 100%.	EDF invests with a long-term perspective, and is not intended to be a trading or arbitrage vehicle.	No significant difference, except that EMD anticipates that its annual portfolio turnover rate will not exceed 100%.

EMD has no minimum level of which it must invest in U.S. dollar-denominated securities.	EDF has no minimum level of which it must invest in U.S. dollar-denominated securities.	No difference.

Although EMD generally does not concentrate its investments in any industry, it is permitted under certain conditions to invest more than 25% of its assets in the securities of issuers whose primary business activity is in the oil or telecommunications industry. Prior to concentrating in the securities of issuers in the oil or telecommunications industry, EMD’s Board of Directors would have to determine, based on factors in existence at the time of the decision, such as liquidity, availability of investments and anticipated returns, that EMD’s ability to achieve its investment objectives would be materially	Although EDF generally does not concentrate its investments in any industry, it is permitted under certain conditions to invest more than 25% of its assets in the securities of issuers whose primary business activity is in the oil or telecommunications industry. Prior to concentrating in the securities of issuers in the oil or telecommunications industry, EDF’s Board of Directors must determine, based on factors in existence at the time of the decision, such as liquidity, availability of investments and anticipated returns, that EDF’s ability to achieve its investment	No difference.

EMD (Target Fund)	EDF (Acquiring Fund)	Differences Between Funds
adversely affected if EMD were not permitted to invest more than 25% of its total assets in those securities.	objectives would be materially adversely affected if EDF was not permitted to invest more than 25% of its total assets in those securities.

Emerging market country debt securities are selected based upon credit risk analysis of potential issuers, the characteristics of the security and interest rate sensitivity of the various debt issues for a single issuer, analysis of volatility and liquidity of these particular debt instruments, and the tax implications of various instruments to EMD.	Emerging market country debt securities are selected based upon credit risk analysis of potential issuers, the characteristics of the security and interest rate sensitivity of the various debt issues for a single issuer, currency risk considerations, analysis of volatility and liquidity of these particular debt instruments, and the tax implications of various instruments to EDF.	No difference.

EMD may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan.	EDF may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan.	No difference.

EMD may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. EMD may invest in such loans in the form of participations in loans and assignments of all or a portion of loans from third parties.	EDF may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. EDF may invest in such loans in the form of participations in loans and assignments of all or a portion of loans from third parties.	No difference.

Included among the issuers of emerging market country debt securities in which EMD may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities.	Included among the issuers of emerging market country debt securities in which EDF may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities.	No difference.

EMD is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class.	EDF is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class.

EMD may hold and/or invest up to 10% of its total assets in cash and/or temporary investments for cash management purposes, pending investment in accordance EMD’s investment objectives and policies and to meet operating expenses. In addition, EMD may take a temporary defensive posture and invest without limitation in temporary investments.

Temporary investments are debt securities denominated in dollars or in another hard currency including: (l) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of a

EDF may hold and/or invest up to 10% of its total assets in cash and/or temporary investments for cash management purposes, pending investment in accordance with EDF’s investment objectives and policies and to meet operating expenses. In addition, EDF may take a temporary defensive posture and invest without limitation in temporary investments.

Temporary investments are debt securities denominated in dollars or in another hard currency including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the

No difference.

EMD (Target Fund)	EDF (Acquiring Fund)	Differences Between Funds
non-emerging market country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development (“supranational entities”); (2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1 or A or better by Moody’s or A-1 or A or better by S&P or, if unrated, of comparable quality as determined by the Investment Manager; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers’ acceptances) of banks, subject to the restriction that EMD may not invest more than 25% of its total assets in bank securities; and (4) repurchase agreements with respect to securities in which EMD may invest.	government of a non-emerging market country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development (‘supranational entities’); (2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1 or A or better by Moody’s or A-1 or A or better by S&P or, if unrated, of comparable quality as determined by the investment adviser; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers’ acceptances) of banks, subject to the restriction that EDF may not invest more than 25% of its total assets in bank securities; and (4) repurchase agreements with respect to securities in which EDF may invest.

EMD may invest in emerging market country debt securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter (“OTC”).	EDF may invest in emerging market country debt securities that are sold in private placement transactions between their issuers and their and their purchasers and that are neither listed on an exchange nor traded over-the-counter.	No difference.

EMD may invest in convertible securities. EMD has no current intention of converting any convertible securities it may own into equity securities or holding them as an equity investment upon conversion, although it may do so for temporary purposes.	EDF may invest in convertible securities. EDF has no current intention of converting any convertible securities it may own into equity securities or holding them as an equity investment upon conversion, although it may do so for temporary purposes.	No difference.

EMD may invest in warrants for equity securities that are acquired as units with debt instruments and warrants for debt securities.	EDF may invest in warrants for equity securities that are acquired as units with debt instruments and warrants for debt securities.	No difference.

EMD does not intend to retain in its portfolio any common stock received upon the exercise of a warrant and will sell the common stock as promptly as practicable and in a manner that it believes will reduce its risk of a loss in connection with the sale.	EDF does not intend to retain in its portfolio any common stock received upon the exercise of a warrant and will sell the common stock as promptly as practicable and in a manner that it believes will reduce its risk of a loss in connection with the sale.	No difference.

EMD is authorized to borrow money from banks and other entities in an amount equal to up to 33 1/3% of EMD’s total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, and may use the proceeds of the borrowing for investment purposes or to repurchase its shares.

EDF has utilized and intends to continue utilizing leverage by borrowing or by issuing shares of preferred stock or short-term debt securities.

EDF intends to leverage in an amount up to 33 1/3% of its total assets including the amount obtained from leverage. EDF

EMD may leverage only through borrowings. EMD has no policy with respect to applying for, or obtaining a minimum rating from a credit agency. EDF may leverage through borrowing or issuing

EMD (Target Fund)	EDF (Acquiring Fund)	Differences Between Funds

currently has in place a secured line of credit from a commercial bank and utilizes leverage in an amount equal to 33% of its total assets including the amount obtained from leverage.

EDF may apply for a rating from Moody’s and/or S&P on any preferred stock or short-term debt which it issues; however, no minimum rating is required for the issuance of preferred stock or short-term debt by the fund.

preferred stock. EDF intends to leverage in an amount up to 33 1/3% of its total assets including the amount obtained from leverage. EDF may apply for a rating from a credit agency, with no specific minimum rating needed.

EMD expects all of its borrowings to be on a secured basis.	EDF expects all of its borrowing to be on a secured basis.	No difference.

No corresponding policy.	If EDF leverages through preferred stock, under the requirements of the 1940 Act, the value of EDF’s total assets, less all liabilities and indebtedness of EDF not represented by senior securities, as defined in the 1940 Act, must be equal, immediately after any such issuance of preferred stock, to at least 200% of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding preferred stock. Such percentage must also be met any time EDF pays a dividend or makes any other distribution on common stock (other than a distribution in common stock) or any time EDF repurchases common stock, in each case after giving effect to such dividend, distribution or repurchase. The liquidation value of preferred stock is expected to equal the aggregate original purchase price plus any accrued and unpaid dividends thereon (whether or not earned or declared).	Effectively no difference. EDF’s restriction basically recites the 1940 Act requirement, which EMD is also subject to.

No corresponding policy.	If EDF leverages through borrowing or issuing short-term debt securities, under the requirements of the 1940 Act, the value of EDF’s total assets, less all liabilities and indebtedness of EDF not represented by senior securities, as defined in the 1940 Act, must at least be equal, immediately after the issuance of senior securities consisting of debt, to 300% of the aggregate principal amount of all outstanding senior securities of EDF which are debt. If EDF leverages through the issuance of senior securities consisting of debt, the 300% asset coverage maintenance ratio referred to above must also be met any time EDF declares a dividend or other distribution on common stock (other than a distribution in common stock) or any time EDF repurchases common stock, in each case after giving effect to such dividend, distribution or repurchase.	Effectively no difference. EDF’s restriction basically recites the 1940 Act requirement, which EMD is also subject to.

EMD (Target Fund)	EDF (Acquiring Fund)	Differences Between Funds
EMD may enter into reverse repurchase agreements with any member bank of the Federal Reserve System and any broker-dealer or any foreign bank that has been determined by the Manager to be creditworthy.	EDF may enter into reverse repurchase agreements with any member bank of the Federal Reserve System and any broker-dealer or any foreign bank that has been determined by the Manager to be creditworthy.	No difference.

EMD may, in addition to engaging in the transactions described above, borrow money from banks for temporary or emergency purposes (including, for example, clearance of transactions, share repurchases or payments of dividends to stockholders) in an amount not exceeding 5% of the value of EMD’s total assets (including the amount borrowed).	EDF may, in addition to engaging in the transactions described above, borrow money for temporary or emergency purposes (including, for example, clearance of transactions, share repurchases or payments of dividends to stockholders) in an amount not exceeding 5% of the value of EDF’s total assets (including the amount borrowed).	No difference.

Subject to the constraints described above, EMD may purchase and sell financial futures contracts, it may purchase and sell (or write) exchange listed and OTC put and call options on securities, financial futures contracts and fixed income indices and other financial instruments and it may enter into interest rate transactions and enter into currency transactions.	Subject to the constraints described above, EDF may purchase and sell interest rate, currency, or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and OTC put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments; and enter into interest rate transactions, equity swaps and related transactions as well as other similar transactions.	No significant differences; both Funds may invest in a broad range of derivative instruments for hedging as well as in pursuit of their investment objectives.

EMD may purchase securities on a when-issued or delayed delivery basis.	EDF may purchase securities on a when-issued or delayed delivery basis.	No difference.

EMD may lend portfolio securities.	EDF may lend portfolio securities.	No difference.

EMD may lend securities from its portfolio if liquid assets in an amount at least equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to EMD with respect to the loan is maintained by EMD in a segregated account. EMD does not currently intend to make loans of portfolio securities with a value in excess of 25% of the value of its total assets.	No corresponding policy.	EDF has no minimum criteria it must meet before it is allowed to lend securities from its portfolio. In addition, EDF has no stated intention of any maximum value of its net assets that it will loan.

Any securities that EMD may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, EMD will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which EMD is permitted to invest. During the time securities are on loan, the borrower will pay EMD any accrued income on those securities, and EMD may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral.	Any securities that EDF may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, EDF will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which EDF is permitted to invest. During the time securities are on loan, the borrower will pay EDF any accrued income on those securities, and EDF may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered	No difference.

EMD (Target Fund)	EDF (Acquiring Fund)	Differences Between Funds
Cash collateral received by EMD will be invested in securities in which EMD is permitted to invest. The value of securities loaned will be marked to market daily.	cash equivalent collateral. Cash collateral received by EDF will be invested in securities in which EDF is permitted to invest. The value of securities loaned will be marked to market daily.

EMD may invest without limitation in illiquid securities for which there is a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements.	EDF may invest without limitation in illiquid securities for which there is a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements.	No difference.

EMD may invest in investment funds other than those for which the Manager or the Investment Adviser serves as investment adviser or sponsor and which invest principally in securities in which EMD is authorized to invest. Under the 1940 Act, EMD may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of EMD total assets may be invested in the securities of any one investment company.	EDF may invest in investment funds other than those for which the Manager or the investment adviser serves as investment adviser or sponsor and which invest principally in securities in which EDF is authorized to invest. Under the 1940 Act, EDF may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of EDF’s total assets may be invested in the securities of any one investment company.	No difference.

EMD may from time to time sell securities short without limitation.	EDF may from time to time sell securities short without limitation.	No difference.

Fundamental Investment Restrictions

The following restrictions, along with the Funds’ investment objectives, are each Fund’s only fundamental policies—that is, policies that cannot be changed without the approval of the holders of a “1940 Act Majority” of the Fund’s outstanding voting securities. As used in this Proxy Statement/Prospectus, a “1940 Act Majority” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

With respect to each Fund, the other policies and investment restrictions referred to in this Proxy Statement/Prospectus are not fundamental polices of the Fund and may be changed by the Fund’s Board without stockholder approval. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

EMD (Target Fund)	EDF (Acquiring Fund)	Differences Between Funds
EMD may not purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to (a) investment in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (b) the purchase of securities of issuers whose primary business activity is in the oil	EDF may not purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to (a) investment in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (b) the purchase of securities of issuers whose	No difference.

EMD (Target Fund)	EDF (Acquiring Fund)	Differences Between Funds
or telecommunications industry, so long as EMD’s Board of Directors determines, on the basis of factors such as liquidity, availability of investments and anticipated returns, that EMD’s ability to achieve its investment objectives would be materially adversely affected if EMD were not permitted to invest more than 25% of its total assets in those securities, and so long as EMD notifies its stockholders of any decision by the Board of Directors to permit or cease to permit EMD to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which EMD may be subjected as a result of the Board’s determination.	primary business activity is in the oil or telecommunications industry, so long as EDF’s Board of Directors determines, on the basis of factors such as liquidity, availability of investments and anticipated returns, that EDF’s ability to achieve its investment objectives would be materially adversely affected if EDF were not permitted to invest more than 25% of its total assets in those securities, and so long as EDF notifies its stockholders of any decision by the Board of Directors to permit or cease to permit EDF to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which EDF may be subjected as a result of the Board’s determination.

EMD may not issue senior securities or borrow money, except that (a) EMD may borrow money from banks and other entities and enter into reverse repurchase agreements in an amount not to exceed 33 1/3% of its total assets (including the amount of the senior securities issued and the proceeds of the borrowings but excluding any liabilities and indebtedness not constituting senior securities or borrowings), (b) short-term credits necessary for settlement of securities transactions are not considered borrowings or senior securities, and (c) EMD may borrow up to an additional 5% of its total assets (including the amount borrowed) for temporary or emergency purposes without regard to the amount of senior securities and borrowings outstanding.	EDF may not issue senior securities or borrow money, except for (a) preferred stock and other senior securities (including borrowing money, including on margin if margin securities are owned, entering into reverse repurchase agreements and entering into similar transactions) not in excess of 33 1/3% of its total assets, and (b) borrowings up to 5% of its total assets (including the amount borrowed) for temporary or emergency purposes (including for clearance of transactions, repurchase of its shares or payment of dividends), without regard to the amount of senior securities outstanding under clause (a) above; provided, however, that EDF’s obligations under when-issued and delayed delivery transactions and similar transactions and reverse repurchase agreements are not treated as senior securities if covering assets are appropriately segregated, and the use of derivatives shall not be deemed to involve the issuance of a ‘senior security’ or a ‘borrowing’; for purposes of clauses (a) and (b) above, the term ‘total assets’ shall be calculated after giving effect to the net proceeds of senior securities issued by EDF reduced by any liabilities and indebtedness not constituting senior securities except for such liabilities and indebtedness as are excluded from treatment as senior securities by this item (2). EDF’s obligations under interest rate swaps are not treated as senior securities.	EDF requires obligations under when-issued and delayed delivery transactions and similar transactions and reverse repurchase agreements as senior securities if covering assets to be appropriately segregated. In addition, EDF does not consider the use of derivatives to involve the issuance of a ‘senior security’ or a ‘borrowing’ for purposes of clauses (a) and (b). Also, EDF calculates “total assets” after giving effect to the net proceeds of senior securities issued by EDF reduced by any liabilities and indebtedness not constituting senior securities except for such liabilities and indebtedness as are excluded from treatment as senior securities. Finally, EDF’s obligations under interest rate swaps are not treated as senior securities.

EMD (Target Fund)	EDF (Acquiring Fund)	Differences Between Funds
EMD may not purchase or sell commodities or commodity contracts, including futures contracts and options thereon, except that EMD may use derivatives.	EDF may not purchase or sell commodities or commodity contracts, including futures contracts and options thereon, except that EDF may use derivatives.	No difference.

EMD may not make loans, except that EMD may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers’ acceptances and fixed time deposits) in accordance with its investment objectives and policies, (b) invest in loans through participations and assignments, (c) enter into repurchase agreements with respect to portfolio securities, and (d) make loans of portfolio securities.	EDF may not make loans, except that EDF may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers’ acceptances and fixed time deposits) in accordance with its investment objectives and policies, (b) invest in loans through participations and assignments, (c) enter into repurchase agreements with respect to portfolio securities, and (d) make loans of portfolio securities.	No difference.

EMD may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter.	EDF may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter.	No difference.

EMD may not purchase real estate, real estate mortgage loans or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein).	EDF may not purchase real estate, real estate mortgage loans or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein).	No difference.

EMD may not purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions).	EDF may not purchase securities on margin (except for delayed delivery or when-issued transactions, such short-term credits as are necessary for the clearance of transactions, and margin deposits in connection with transactions in futures contracts, options on futures contracts, options on securities and securities indices and currency transactions).	Effectively no difference.

EMD may not invest for the purpose of exercising control over management of any company.	EDF may not invest for the purpose of exercising control over management of any company.	No difference.

EMD may not make short sales of securities or maintain a short position except in accordance with the guidelines set out in its prospectus.	No corresponding policy.	EMD may not make short sales of securities or maintain a short position except in accordance with the guidelines set out in its prospectus.

Risk Factors

There is no assurance that EDF or EMD will meet its investment objectives. You may lose money on your investment in either Fund. The value of each Fund’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in each Fund’s portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Fund’s shares. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The following section includes a summary of the principal risks of investing in EDF. Except as described below, your investment in EMD is subject to the same risks.

Investment Risk

An investment in EDF is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in EDF represents an indirect investment in the securities owned by EDF. The value of these securities may increase or decrease, at times rapidly and unexpectedly. Your investment in EDF may at any point in the future be worth less than your original investment even after taking into account the reinvestment of dividends and distributions.

Foreign (Non-U.S.) Investment Risk

Investing in foreign issuers, including emerging market issuers, may involve unique risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to issuers located in larger, more developed countries. These risks are more pronounced if EDF invests significantly in one country. Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, Western Asset Management Company, the Fund’s Subadviser (the “Subadviser”) may not be able to sell EDF’s portfolio securities in amounts and at prices the Subadviser considers reasonable. Economic, political and social developments may significantly disrupt the financial markets or interfere with EDF’s ability to enforce its rights against foreign government issuers. The value of securities denominated in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such securities held by EDF. Foreign settlement procedures also may involve additional risks. Foreign investment risk may be particularly high as EDF will invest in securities of emerging market issuers.

The ability of a foreign sovereign issuer, especially an emerging market country, to make timely and ultimate payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multinational organizations.

Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund (the “IMF”), the World Bank and other international agencies to which a government debtor may be subject. A substantial portion of EDF’s portfolio is comprised of securities issued by issuers located in countries considered to be emerging markets, and such foreign sovereign and foreign corporate debt investments are particularly speculative, as discussed below in “—Emerging Markets Risk,” “—Economic and Political Risks” and “—Investment Controls; Repatriation.” The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Heightened risks of investing in emerging market sovereign debt include:

•	Risk of default by a governmental issuer or guarantor. In the event of a default, EDF may have limited legal recourse against the issuer and/or guarantor; and

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Risk of restructuring certain debt obligations (such as Brady bonds). This may include reducing and rescheduling interest and principal payments or requiring lenders to extend additional credit, which may adversely affect the value of these investments.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. In addition, if a deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in foreign countries may require EDF to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to EDF. Moreover, brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States.

Emerging Markets Risk

Under normal market conditions, EDF will invest at least 80% of its total assets in debt securities of government and government related issuers located in emerging market countries, entities organized to restructure outstanding debt of such issuers and corporate issuers in emerging market countries. Investing in securities of government and government related issuers in emerging market countries entails all of the risks of investing in securities of foreign issuers to a heightened degree. The heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict EDF’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Economic and Political Risks

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, governmental regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of EDF’s investments in those countries.

Investment Controls; Repatriation

Foreign investment in certain emerging market issuers is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of EDF. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. EDF could be adversely affected by delays in, or a refusal to grant, any restrictions on investments. Investing in local markets in emerging market countries may require EDF to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to EDF.

Market Illiquidity

No established secondary markets may exist for many of the emerging market issuer securities in which EDF invests. Reduced secondary market liquidity may have an adverse effect on market price and EDF’s ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain emerging market issuer securities may also make it more difficult for EDF to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Market quotations are generally available on many emerging market issuer securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

Currency Devaluations and Fluctuations

EDF may invest in both dollar-denominated and non-dollar-denominated investments. EDF may be limited in its ability to hedge the value of its investments against currency fluctuations. For instance, a decline in the value of currencies in which EDF’s investments are denominated against the dollar will result in a corresponding decline in the dollar value of EDF’s assets. These declines will in turn affect EDF’s income and net asset value. EDF will compute its income on the date of its receipt by EDF at the exchange rate in effect with respect to the relevant currency on that date. If the value of the currency declines relative to the dollar between the date income is accrued and the date EDF makes a distribution, the amount available for distribution to EDF’s stockholders would be reduced. If the exchange rate against the dollar of a currency in which a portfolio security of EDF is denominated declines between the time EDF accrues expenses in dollars and the time expenses are paid, the amount of the currency required to be converted into dollars in order to pay expenses in dollars will be greater than the equivalent amount in the currency of the expenses at the time they are incurred. A decline in the value of non-U.S. currencies relative to the dollar may also result in foreign currency losses that will reduce distributable net investment income. Inversely, if the dollar declines relative to other foreign currencies, investments in non-dollar denominated currencies will be benefited.

Interest Rate Risk

Interest rates may go up, causing the prices of debt securities to decline and reducing the value of EDF’s securities investments. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing EDF to reinvest in lower yielding securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities is extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. The Subadviser’s judgment about the attractiveness, relative value or potential appreciation of a particular security or about interest rate trends may prove to be incorrect.

Lower Rated and Unrated Securities

At any one time, substantially all of EDF’s managed assets may be invested in instruments that are lower rated or unrated. Non-investment grade securities (that is, rated Ba1 or lower by Moody’s or BB+ or lower by S&P) are commonly referred to as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of the emerging market issuer securities held by EDF, which may not be paying interest currently or may be in payment default, may be comparable to securities rated as low as C by Moody’s or CCC or lower by S&P. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal.

Lower rated and unrated debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Lower rated and unrated securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of lower rated and unrated instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of low rated and unrated securities especially in a market characterized by a low volume of trading.

The market values of lower-rated and unrated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher rated securities because medium and lower rated securities generally are unsecured and subordinated to senior debt.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in EDF Common Shares. In addition, default may cause EDF to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Credit Risk and Counterparty Risk

EDF could lose money if the issuer of a debt obligation, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other obligation, is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.

EDF will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, EDF may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. EDF may obtain only a limited recovery or may obtain no recovery in such circumstances.

Derivatives Risk

EDF may utilize a variety of derivative instruments for investment or risk management purposes, such as options, futures contracts, swap agreements and credit default swaps. Derivatives are subject to a number of risks described elsewhere in this Proxy Statement/Prospectus, such as liquidity risk, interest rate risk, credit risk, leverage risk and management risk. They also involve the risk of mispricing or improper valuation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. If EDF invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that EDF will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives also may increase the amount of taxes payable by stockholders. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Reinvestment Risk

Reinvestment risk is the risk that income from EDF’s portfolio will decline if and when EDF invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the price of EDF Common Shares or EDF’s overall return.

Liquidity Risk

EDF may invest without limitation in illiquid securities. The term illiquid securities for this purpose means securities that cannot be disposed of within seven days at a price which EDF would determine to be fair value. Illiquid securities may be subject to wide fluctuations in market value. EDF may be subject to significant delays in disposing of illiquid securities. Accordingly, EDF may be forced to sell these securities at less than fair market value or may not be able to sell them when the Manager believes it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid for these purposes.

Duration Risk

The duration of a fixed income security is a measure of the portfolio’s sensitivity to changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Holding long duration investments may expose a fund to certain magnified risks. These include interest rate risk, credit risk and liquidity risk discussed above.

Management Risk

EDF is subject to management risk because it is an actively managed investment portfolio. The Subadviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for EDF, but there can be no guarantee that these will produce the desired results.

Leverage Risk

EDF is authorized to use leverage (including loans from financial institutions, the use of reverse repurchase agreements and possibly through the issuance of preferred shares or debt securities) in amounts of up to approximately 33% of its total assets immediately after such borrowing and/or issuance, and under current market conditions intends to use leverage up to such amount. Leverage may result in greater volatility of the net asset value and market price of EDF Common Shares because changes in the value of EDF’s portfolio investments, including investments purchased with the proceeds from borrowings or the issuance of EDF preferred shares, are borne entirely by holders of EDF Common Shares. Common Share income may fall if the interest rate on borrowings or the dividend rate on EDF preferred shares rises, and may fluctuate as the interest rate on borrowings or the dividend rate on EDF preferred shares varies. So long as EDF is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of EDF Common Shares to realize higher current net investment income than if EDF were not so leveraged. On the other hand, EDF’s use of leverage will result in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on EDF’s investment portfolio, the benefit of leverage to holders of EDF Common Shares will be reduced. If the then-current cost of any leverage together with related expenses were to exceed the net return on EDF’s portfolio, EDF’s leveraged capital structure would result in a lower rate of return to holders of EDF Common Shares than if EDF were not so leveraged. There can be no assurance that EDF’s leveraging strategy will be successful.

The current upheaval of credit markets has negatively impacted the market for auction-rate securities, such as preferred shares of the type often issued by closed-end funds as part of their leveraging strategies. Auction-rate securities have experienced a significant reduction in liquidity, lack of investor interest and failed auctions, all of which have caused the rates paid by issuers of such securities to increase. At present, neither EMD nor EDF has any preferred shares outstanding and does not currently plan to offer any preferred shares.

Any decline in the net asset value of EDF will be borne entirely by holders of EDF Common Shares. Therefore, if the market value of EDF’s portfolio declines, EDF’s use of leverage will result in a greater decrease in net asset value to holders of EDF Common Shares than if EDF were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for EDF Common Shares.

Certain types of borrowings may result in EDF being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, EDF may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by EDF. Such restrictions may be more stringent than those imposed by the 1940 Act.

As noted above, EDF may engage in additional investment management techniques which provide leverage in much the same manner as borrowings or reverse repurchase agreements, but which are not considered to be borrowings or senior securities by the SEC, and are not subject to the foregoing 33% limitation, so long as EDF has established in a segregated account cash or other liquid securities equal to EDF’s obligations in respect of such techniques.

Interest Rate Transactions Risk

EDF may enter into a swap or cap transaction to attempt to protect itself from increasing interest expenses on borrowings resulting from increasing short-term interest rates or dividend expenses on any preferred shares. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the swap or cap (or an increase in the net amounts payable by EDF to the counterparty under the swap), which may result in a decline in the net asset value of EDF.

Risks of Futures and Options on Futures

The use by EDF of futures contracts and options on futures contracts to hedge interest rate risks involves special considerations and risks, as described below.

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Successful use of hedging transactions depends upon the Subadviser’s ability to correctly predict the direction of changes in interest rates. There can be no assurance that any particular hedging strategy will succeed.

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There might be imperfect correlation, or even no correlation, between the price movements of a futures or option contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.

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Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.

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There is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If EDF were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. EDF would continue to be subject to market risk with respect to the position.

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There is no assurance that EDF will use hedging transactions. For example, if EDF determines that the cost of hedging will exceed the potential benefit to EDF, EDF will not enter into such transactions.

Risks of Warrants and Rights

Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that EDF could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.

Financial Information and Standards

Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information may be publicly available about issuers in emerging market countries than is available about U.S. issuers.

Market Price Discount from Net Asset Value

Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that EDF’s net asset value could decrease as a result of its investment activities. Whether investors will realize gains or losses upon the sale of EDF Common Shares will depend not upon EDF’s net asset value but upon whether the market price of EDF Common Shares at the time of sale is above or below the investor’s purchase price for EDF Common Shares. Because the market price of EDF Common Shares will be determined by factors such as relative supply of and demand for EDF Common Shares in the market, general market and economic conditions, and other factors beyond the control of EDF, EDF cannot predict whether EDF Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of EDF Common Shares and distributions can decline. In addition, during any periods of rising inflation, dividend rates on any EDF preferred shares would likely increase, which would tend to further reduce returns to holders of EDF Common Shares.

Market Disruption and Geopolitical Risk

The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the occupation cannot be predicted with any certainty. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to EDF Common Shares.

High yield securities and securities of issuers with smaller market capitalizations tend to be more volatile than higher rated securities and securities of issuers with larger market capitalizations so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield securities and securities of issuers with smaller market capitalizations than on higher rated securities and securities of issuers with larger market capitalizations.

Non-Diversified Status

Because EDF, like EMD, is classified as “non-diversified” under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. As a result, EDF will be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. Moreover, EDF intends to diversify its investments to the extent necessary to maintain its status as a regulated investment company under U.S. tax laws. See “Taxation.”

Anti-Takeover Provisions

EDF’s Articles and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of EDF or convert EDF to an open-end fund. These provisions could have the effect of depriving the holders of EDF Common Shares of opportunities to sell their Common Shares at a premium over the then-current market price of EDF Common Shares.

INFORMATION ABOUT THE PROPOSED MERGER

The Agreement and Plan of Merger

The following is a summary of the material terms and conditions of the Agreement and Plan of Merger. This summary is qualified in its entirety by reference to the form of Agreement and Plan of Merger attached as Appendix A to this Proxy Statement/Prospectus. Under the Agreement and Plan of Merger, EMD will merge with and into EDF on the Closing Date. As a result of the Merger and on the Closing Date:

•	EMD will no longer exist, and

•	EDF will be the surviving corporation.

EMD will then:

•	deregister as an investment company under the 1940 Act,

•	cease its separate existence under Maryland law,

•	remove its common shares from listing on the NYSE, and

•	withdraw from registration under the Securities Exchange Act of 1934, as amended.

EDF will then:

•	rename itself “Western Asset Emerging Markets Income Fund Inc.”, and

•	change its NYSE ticker symbol to “EMD.”

Each outstanding EMD Common Share will be converted into an equivalent dollar amount (to the nearest one tenth of one cent) of full EDF Common Shares, based on the net asset value per share of each of the parties at 4:00 p.m. Eastern Standard Time on the Business Day prior to the Closing Date. No fractional EDF Common Shares will be issued to the holders of EMD Common Shares. In lieu thereof, EDF will pay cash to each former holder of EMD Common Shares in an amount equal to the value of the fractional EDF Common Shares that the investor would otherwise have received in the Merger.

No sales charge or fee of any kind will be charged to holders of EMD Common Shares in connection with their receipt of EDF Common Shares in the Merger.

From and after the Closing Date, EDF will possess all of the properties, assets, rights, privileges and powers and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of EMD, all as provided under Maryland law.

Under Maryland law, stockholders of a corporation whose shares are traded publicly on a national securities exchange, such as the Funds’ Common Shares, are not entitled to demand the fair value of their shares upon a merger; therefore, the holders of the Funds’ Common Shares will be bound by the terms of the Merger, if approved. However, any holder of either Fund’s common shares may sell his or her common shares on the NYSE at any time prior to the Merger.

The Agreement and Plan of Merger may be terminated and the Merger abandoned, whether before or after approval by EMD’s stockholders, at any time prior to the Closing Date by a majority vote of each Fund’s entire Board of Directors, if circumstances should develop that, in the opinion of that Board, make proceeding with the Merger inadvisable with respect to EDF or EMD, respectively.

Prior to the Merger, EMD shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders substantially all of its net investment income that has accrued through the Closing Date, if any, and substantially all of its net capital gain realized through the Closing Date, if any.

The Agreement and Plan of Merger provides that either Fund may waive compliance with any of the terms or conditions made therein for the benefit of that Fund, other than the requirements that: (a) the Agreement and Plan of Merger be approved by the stockholders of EMD; and (b) EMD and EDF receive the opinion of Simpson Thacher & Bartlett LLP that the transactions contemplated by the Agreement and Plan of Merger will constitute a tax-free reorganization for federal income tax purposes, if, in the judgment of the Fund’s Board, after consultation with Fund counsel, such waiver will not have a material adverse effect on the benefits intended to be provided by the Merger to the stockholders of the Fund.

Under the Agreement and Plan of Merger, each Fund, out of its assets and property, will indemnify and hold harmless the other Fund and the members of the Board and officers of the other Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the other Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Fund of any of its representations, warranties, covenants or agreements set forth in this the Agreement and Plan of Merger or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Fund or the members of the Board or officers of the Fund prior to the Closing Date, provided that such indemnification by the Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction. In no event will a Fund or the members of the Board or officers of a Fund be indemnified for any losses, claims, damages, liabilities or expenses arising out of or based on conduct constituting willful misfeasance, bad faith, gross negligence or the reckless disregard of duties.

The Board of each Fund, including the Independent Directors, has determined, with respect to its Fund, that the interests of the holders of that Fund’s Common Shares will not be diluted as a result of the Merger and that participation in the Merger is in the best interests of that Fund. Fifty percent of the expenses incurred in connection with the Merger will be borne by EDF and EMD in proportion to their respective total assets in the event the Merger is consummated. The other 50% of the expenses incurred in connection with the Merger will be borne by Legg Mason, Inc. (“Legg Mason”) and its affiliates. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of this Proxy Statement/Prospectus, proxy solicitation expenses, SEC registration fees and NYSE listing fees.

Approval of the Agreement and Plan of Merger will require the affirmative vote of a majority of the outstanding EMD Common Shares. See “Voting Information” below. Because of the relative sizes of EDF and EMD, the Maryland General Corporation Law and NYSE rules do not require stockholders of EDF to approve the Merger.

Reasons for the Merger and Board Considerations

Background

Each Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, each Fund seeks capital appreciation.

The Board believes that the Merger is in the best interests of EMD and its stockholders. EMD and EDF have identical investment objectives, very similar policies, strategies and risks, and pay management fees at the same rate. In addition, as a result of the Merger, the Board believes the combined Fund may benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base, as well as from enhanced market liquidity. Furthermore, the Board believes that the size of EDF allows for additional opportunities for the combined Fund to invest in a broad range of securities that fall within its investment objectives and policies. The Merger will also result in streamlined emerging market product offerings, allowing for more focused sales, marketing and stockholders servicing efforts.

Board Considerations

The proposed Merger was presented to the Board of each Fund for consideration at simultaneous meetings held on May 23, 2008, and was approved unanimously both Boards (including all of the Independent Directors) at that meeting. In considering the proposal, the Boards did not identify any single factor or piece of information as all-important or controlling. Following extensive discussions, based on its evaluation of all material factors to both Funds participating in the proposed Merger, including those described below, the Board of each Fund, including all of the Independent Directors, determined, with respect to its Fund, that: (1) the Merger would be in the best interests of that Fund; and (2) the Merger would not result in the dilution of the interests of the Fund or its stockholders.

In recommending the Merger, EMD’s Board, with the advice of counsel to EMD’s Independent Directors, considered a number of factors, including the following:

•	the benefit to EMD’s stockholders that are expected to be derived from the Merger;

•	the fact that the Funds have identical investment objectives and very similar strategies, policies and risks;

•	the expense ratio of EDF after the Merger is expected to be lower than that of EMD before the Merger;

•	the Merger will not dilute the interests of current holders of EMD Common Shares;

•

the federal tax consequences of the Merger to EMD and the holders of EMD Common Shares, including that the Merger has been structured to qualify as a tax-free reorganization for federal income tax purposes and as such would avoid the taxable gains and losses by holders of EMD Common Shares that would be realized in a liquidation of EMD;

•

the benefits that may be derived by Legg Mason and its affiliates as a result of the Merger as well as from various relationships with the Funds, including the potential for increased profitability of Legg Mason and its affiliates as a result of the expected decline in operational expenses for administrative, compliance and portfolio management services as a result of the Funds combining into one;

•	the potential for greater economies of scale and lower expenses per EDF Common Share resulting from a larger asset base over which to spread fixed costs;

•	the potential for streamlined emerging market product offerings, allowing for more focused sales, marketing, stockholders servicing and other efforts in support of the closed end funds; and

•	enhanced liquidity in the market for EDF Common Shares following the Merger.

Federal Income Tax Consequences

The following is a summary of the material federal income tax consequences of the Merger applicable to a holder of EMD Common Shares that receives EDF Common Shares in the Merger. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. holders (as defined below) that hold their EMD Common Shares as capital assets for federal income tax purposes (generally, assets held for investment). This discussion does not address all of the tax consequences that may be relevant to a particular EMD stockholder or to EMD stockholders that are subject to special treatment under federal income tax laws, such as:

•	stockholders that are not U.S. holders;

•	financial institutions;

•	insurance companies;

•	tax-exempt organizations;

•	dealers in securities or currencies;

•	persons whose functional currency is not the U.S. dollar;

•	traders in securities that elect to use a mark-to-market method of accounting;

•	persons that hold EMD Common Shares as part of a straddle, hedge, constructive sale or conversion transaction; and

•	U.S. holders who acquired their EMD Common Shares through the exercise of an employee stock option or otherwise as compensation.

If a partnership or other entity taxed as a partnership holds EMD Common Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships and partners in such a partnership should consult their tax advisors about the tax consequences of the Merger to them.

This discussion does not address the tax consequences of the Merger under state, local or foreign tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

Holders of EMD Common Shares are urged to consult with their own tax advisors as to the tax consequences of the Merger in their particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local or foreign and other tax laws and of changes in those laws.

For purposes of this section, the term “U.S. holder” means a beneficial owner of EMD Common Shares that for federal income tax purposes is:

•	a citizen or resident of the United States;

•	a corporation, or other entity treated as a corporation for federal income tax purposes, created or organized in or under the laws of the United States or any State or the District of Columbia;

•	an estate that is subject to federal income tax on its income regardless of its source; or

•

a trust, the substantial decisions of which are controlled by one or more U.S. persons and which is subject to the primary supervision of a U.S. court, or a trust that validly has elected under applicable Treasury regulations to be treated as a U.S. person for federal income tax purposes.

Tax Consequences of the Merger Generally

EMD and EDF intend the Merger to qualify as a tax-free reorganization within the meaning of Section 368(a)(1) of the Code. The Merger is conditioned upon the receipt by both EMD and EDF of an opinion from Simpson Thacher & Bartlett LLP to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes:

(i) the Merger as provided in the Agreement and Plan of Merger will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and that EDF and EMD will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) except for consequences regularly attributable to a termination of EMD’s taxable year, no gain or loss will be recognized to EMD as a result of the Merger or upon the conversion of EMD Common Shares to EDF Common Shares;

(iii) no gain or loss will be recognized to EDF as a result of the Merger or upon the conversion of EMD Common Shares to EDF Common Shares;

(iv) no gain or loss will be recognized to the stockholders of EMD upon the conversion of their EMD Common Shares to EDF Common Shares, except to the extent such stockholders are paid cash in lieu of fractional shares of EDF Common Shares in the Merger;

(v) the tax basis of EMD assets in the hands of EDF will be the same as the tax basis of such assets in the hands of EMD immediately prior to the consummation of the Merger;

(vi) immediately after the Merger, the aggregate tax basis of the EDF Common Shares received by each holder of EMD Common Shares in the Merger (including that of fractional share interests purchased by EDF) will be equal to the aggregate tax basis of the EMD Common Shares owned by such stockholder immediately prior to the Merger;

(vii) a stockholder’s holding period for EDF Common Shares (including that of fractional share interests purchased by EDF) will be determined by including the period for which he or she held EMD Common Shares converted pursuant to the Merger, provided that such shares of EMD Common Shares were held as capital assets;

(viii) EDF’s holding period with respect to the EMD assets transferred will include the period for which such assets were held by EMD; and

(ix) the payment of cash to the holders of EMD Common Shares in lieu of fractional EDF Common Shares will be treated as though such fractional shares were distributed as part of the Merger and then redeemed by EDF with the result that the holder of EMD Common Shares will generally have a capital gain or loss to the extent the cash distribution differs from such stockholder’s basis allocable to the fractional EDF Common Shares.

Assuming that, in accordance with the opinion referred to above, the Merger qualifies as a reorganization within the meaning of Section 368(a)(1) of the Code, the Merger will result in the tax consequences described above in clauses (i) through (ix).

Information Reporting and Backup Withholding

Cash payments received in the Merger by a holder of EMD Common Shares may, under certain circumstances, be subject to information reporting and backup withholding at a rate of 28% of the cash payable to the holder, unless the holder provides proof of an applicable exemption, furnishes its taxpayer identification number (in the case of individuals, their social security number) or provides a certification of foreign status on IRS Form W-8BEN or other appropriate form, and otherwise complies with all applicable requirements of the backup withholding rules. Any amounts withheld from payments to a holder under the backup withholding rules are not additional tax and will be allowed as a refund or credit against the holder’s federal income tax liability, provided the required information is timely furnished to the IRS.

Reporting Requirements

A holder of EMD Common Shares who receives EDF Common Shares as a result of the Merger will be required to retain records pertaining to the Merger. Each holder of EMD Common Shares who is required to file a U.S. tax return and who is a “significant holder” that receives EDF Common Shares in the Merger will be required to file a statement with the holder’s federal income tax return setting forth such holder’s basis in the EMD Common Shares surrendered and the fair market value of the EDF Common Shares and cash, if any, received in the Merger. A “significant holder” is a holder of EMD Common Shares who, immediately before the Merger, owned at least 5% of the outstanding stock of EMD.

Other Tax Considerations

While neither EDF nor EMD is aware of any adverse state or local tax consequences of the proposed Merger, they have not requested any ruling or opinion with respect to such consequences, and stockholders should consult their own tax advisor with respect to such matters.

Immediately prior to the Closing Date, EMD, to the extent necessary, will pay a dividend or dividends, which together with all previous dividends, are intended to have the effect of distributing to its stockholders substantially all of its net investment income that has accrued through the Closing Date, if any, and substantially all of its net capital gain, if any, realized through the Closing Date. Such dividends will be included in the taxable income of the stockholders of EMD.

Information Regarding Tax Capital Loss Carryforwards

As of May 31, 2008, the Funds had no unused capital loss carryforwards.

PORTFOLIO SECURITIES

Because the securities in which EMD may invest are permissible for investment under EDF’s investment objectives and policies, Western Asset expects to dispose of less than 10% of the portfolio securities of EMD in connection with the Merger.

No securities of EDF need to be sold in order for EDF to comply with its investment restrictions or policies. The Funds may buy and sell securities in the normal course of their operations.

INFORMATION ABOUT MANAGEMENT OF THE FUNDS

Information About Directors and Officers

The business and affairs of EDF and EMD are managed under the direction of each Fund’s Board of Directors. Information pertaining to the Directors and officers of the Funds is set forth below. The same individuals serve as the Directors and officers of both EDF and EMD.

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex* Overseen by Director (including the Fund)	Other Directorships Held by Nominee
NON-INTERESTED DIRECTORS
Carol L. Colman Colman Consulting 278 Hawley Road North Salem, NY 10560 Birth year: 1946	Director and Member of Audit and Nominating Committees, Class III (EDF) and Class II (EMD)	Since 2002 (EDF) Since 2003 (EMD)	President, Colman Consulting Co.	25	None

Daniel P. Cronin c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1946	Director and Member of Audit and Nominating Committees, Class III (EDF) and Class II (EMD)	Since 2002 (EDF) Since 2003 (EMD)	Retired; formerly, Associate General Counsel, Pfizer, Inc.	25	None

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth year: 1942	Director and Member of Audit and Nominating Committees, Class III (EDF) and Class I (EMD)	Since 2003 (EDF) Since 2003 (EMD)	President, W.R. Hutchinson & Associates Inc. (consulting); formerly, Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	25	Director of Associated Banc-Corp.

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth year: 1941	Director and Member of Audit and Nominating Committees, Class I (EDF) and Class III (EMD)	Since 2007 (EDF) Since 2007 (EMD)	Vice President and Dean of College of Liberal Arts at Drew University.	25	None

Leslie H. Gelb c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1937	Director and Member of Audit and Nominating Committees, Class I (EDF) and Class III (EMD)	Since 2001 (EDF) Since 2000 (EMD)	President Emeritus and Senior board Fellow, The Council on Foreign Relations; formerly, Columnist Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times.	25	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”)

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., N.W. Washington, D.C. 20036 Birth year: 1938	Director and Member of Audit and Nominating Committees, Class I (EDF) and Class I (EMD)	Since 1998 (EDF) Since 1995 (EMD)	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies. The Johns Hopkins University.	25	None

Jeswald W. Salacuse c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1938	Director and Member of Audit and Nominating Committees, Class II (EDF) and Class I (EMD)	Since 1998 (EDF) Since 1994 (EMD)	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University.	25	Director of two registered investment companies advised by Blackstone Advisors

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex* Overseen by Director (including the Fund)	Other Directorships Held by Nominee
INTERESTED DIRECTORS
R. Jay Gerken, CFA** Legg Mason, Inc. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1951	Chairman, CEO, President and Director, Class II (EDF) and Class III (EMD)	Since 2002 (EDF) Since 2002 (EMD)	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 151 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005).	138	Trustee, Consulting Group Capital Markets Fund

*	The term “fund complex” means two or more registered investment companies that:
(a)	Hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

**	Mr. Gerken is an “interested person” as defined in the “1940 Act”, because he is an employee of Legg Mason, the parent company of the Fund’s investment adviser.

The Board of Directors of each Fund is divided into three classes, having terms of three years each. At each respective annual meeting of stockholders, the term of one class will expire and Directors will be elected to serve in that class for a term of three years.

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director as of December 31, 2007:

Name of Director/Nominee	Dollar Range(1) of Equity Securities in EMD	Dollar Range(1) of Equity Securities in EDF	Aggregate Dollar Range(1) of Equity Securities in all Funds Overseen by Director/Nominee in Family of Investment Companies(2)
NON-INTERESTED DIRECTORS/NOMINEES
Carol L. Colman	C	A	E
Daniel P. Cronin	C	C	E
Paolo M. Cucchi	A	A	C
Leslie H. Gelb	A	A	A
William R. Hutchinson	A	A	E
Dr. Riordan Roett	B	B	C
Jeswald W. Salacuse	B	B	C

INTERESTED DIRECTOR
R. Jay Gerken	C	C	E

(1)	The dollar ranges are as follows: “A” = None; “B” = $1-$10,000; “C” = $10,001-$50,000; “D” = $50,001-$100,000; “E” = Over $100,000.

(2)

Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

No Director or nominee for election as Director who is not an “interested person” of the Fund as defined in the 1940 Act, nor any immediate family members, to the best of the Fund’s knowledge, had any interest in the Fund’s investment adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with Legg Mason as of July 23, 2008.

Director Compensation

Under the federal securities laws, and in connection with the Meeting, each Fund is required to provide to stockholders information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by LMPFA. The following table provides information concerning the compensation paid to each Director by EDF and EMD during the fiscal year ended May 31, 2008 and August 31, 2007, respectively, and the total compensation paid to each Director during the calendar year ended December 31, 2007. Certain of the Directors listed below are members of the Fund’s Audit and Nominating Committees, as well as other committees of the boards of certain other investment companies advised by LMPFA. Accordingly, the amounts provided in the table include compensation for service on all such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended May 31, 2008 by the Fund to Mr. Gerken who is an “interested person” as defined in the 1940 Act.

Name of Directors	Aggregate Compensation from EDF for Fiscal Year Ended 05/31/08	Aggregate Compensation from EMD for Fiscal Year Ended 08/31/07	Total Compensation from the Fund and Fund Complex(1) for Calendar Year Ended 12/31/07	Directorships(2)
Carol L. Colman	$9,244	$7,186	$326,112	22
Daniel P. Cronin	8,377	7,130	192,450	22
Paolo M. Cucchi	8,377	2,547	174,250	22
Leslie H. Gelb	8,795	6,914	178,250	22
William R. Hutchinson	9,377	9,589	368,239	22
Dr. Riordan Roett	8,795	7,186	180,250	22
Jeswald W. Salacuse	11,369	7,324	187,250	22

(1)

“Fund Complex” means two or more Funds (a registrant or, where the registrant is a series company, a separate portfolio of the registrant) that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other Funds.

(2)	The numbers indicate the applicable number of investment companies in the Fund Complex overseen by that Director as of December 31, 2007.

Responsibilities of the Board of Directors

Each Fund’s Board of Directors is responsible for ensuring that each Fund is managed in the best interest of its stockholders. Each Fund’s Directors oversee the Fund’s business by, among other things, meeting with the Fund’s management and evaluating the performance of the Fund’s service providers including LMPFA, Western Asset, the custodian and the transfer agent. As part of this process, each Fund’s Directors consult with the Fund’s independent auditors and with their own separate independent counsel.

Each Fund’s Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, each Fund’s Board of Directors has an Audit Committee and a Nominating Committee that meet periodically and whose responsibilities are described below.

During EDF’s fiscal year ended May 31, 2008, EDF’s Board of Directors held four regular meetings and one special meeting. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. EDF does not have a formal policy regarding attendance by Directors at annual meetings of stockholders. Mr. Gerken attended EDF’s 2007 Annual Meeting of Stockholders.

During EMD’s fiscal year ended August 31, 2008, EMD’s Board of Directors held four regular meetings and one special meeting. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. EMD does not have a formal policy regarding attendance by Directors at annual meetings of stockholders. Mr. Gerken attended EMD’s 2007 Annual Meeting of Stockholders.

Each Fund’s Directors review the Fund’s financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review each Fund’s fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors of each Fund periodically make suggestions to the Fund’s management and monitor to ensure that responsive action is taken. The Directors of each Fund also monitor potential conflicts of interest among the Fund, LMPFA and its affiliates and other funds and clients managed by LMPFA and Western Assets to ensure that the Fund is managed in a manner which is in the best interest of the Fund’s stockholders.

The Charter and By-Laws of each Fund provide that the Fund will indemnify its Directors and Officers and may indemnify employees or agents of the Fund against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund to the fullest extent permitted by law. In addition, each Fund’s Charter provides that the Fund’s Directors and Officers will not be liable to stockholders for money damages, except in limited instances. However, nothing in the Charter or By-Laws of either Fund protects or indemnifies a Director, Officer, employee or agent against any liability he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Audit Committee

Each Fund’s Audit Committee is composed of all Directors who have been determined not to be “interested persons” of the Fund, LMPFA or its affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards. Currently, the Audit Committee of each Fund is composed of Ms. Colman, Messrs. Cronin, Cucchi, Gelb, Hutchinson, Salacuse and Dr. Roett. The principal functions of each Fund’s Audit Committee are to (a) oversee the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund’s independent registered public accounting firm. EDF’s Committee met five times during the fiscal year ended May 31, 2008, and EMD’s met five times during the fiscal year ended August 31, 2007. EDF’s Audit Committee Charter was filed as an annex to that Fund’s proxy statement dated August 16, 2007, and EMD’s Audit Committee Charter was filed as an annex to that fund’s proxy statement dated November 2, 2007.

Nominating Committee

Each Fund’s Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of the Fund, is currently composed of Ms. Colman, Messrs. Cronin, Cucchi, Gelb, Hutchinson, Salacuse and Dr. Roett. Only Directors who are not “interested persons” of the Fund as defined in the 1940 Act and who are “independent” as defined in the New York Stock Exchange listing standards are members of the Nominating Committee. The Nominating Committee may accept nominees recommended by the stockholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders. EDF’s Nominating Committee met four times during the Fund’s fiscal year ended May 31, 2008, and EMD’s Nominating Committee met two times during the Fund’s fiscal year ended August 31, 2007. EDF’s Nominating Committee Charter was filed as an annex to that Fund’s proxy statement dated August 16, 2007, and EMD’s Nominating Committee Charter was filed as an annex to that Fund’s proxy statement dated November 2, 2007.

Each Fund’s Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. Each Fund’s Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. Neither Nominating Committee has specific, minimum qualifications for nominees and neither has established specific qualities or skills that it regards as necessary for one or more of the Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in each Fund’s Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•

the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

Officers of the Funds

Each Fund’s executive officers are chosen each year at a regular meeting of the Board of the Fund, to hold office until their respective successors are duly elected and qualified. In addition to Mr. Gerken, the Funds’ Chairman, CEO and President, the executive officers of the Funds currently are:

Name, Address and Age	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 years
Kaprel Ozsolak Legg Mason 55 Water Street New York, NY 10041 Birth year: 1965	Treasurer and Chief Financial Officer	Since 2007 (EDF) Since 2007 (EMD)	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason.

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth year: 1954	Secretary and Chief Legal Officer)	Since 2003 (EDF) Since 2003 (EMD)	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason.

Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth year: 1951	Chief Compliance Officer	Since 2006 (EDF) Since 2006 (EMD)	Managing Director of Compliance at Legg Mason (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (2002–2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

Thomas S. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth year: 1962	Assistant Secretary	Since 2007 (EDF) Since 2007 (EMD)	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for Citigroup Asset Management (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason

Steven Frank Legg Mason 55 Water Street New York, NY 10041 Birth year: 1967	Controller	Since 2007 (EDF) Since 2007 (EMD)	Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

Name, Address and Age	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 years
Albert Laskaj Legg Mason 55 Water Street New York, NY 10041 Birth year: 1977	Controller	Since 2007 (EDF) Since 2007 (EMD)	Controller of certain mutual funds associated with Legg Mason (Since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

Investment Manager and Sub-Adviser

LMPFA has served as each Fund’s investment manager since August 1, 2006. LMPFA, located at 620 Eighth Avenue, New York, NY 10018, is a registered investment adviser that provides administrative and compliance oversight services to each Fund.

Under each Fund’s management agreement with LMPFA, subject to the supervision and direction of the Fund’s Board, LMPFA is delegated the responsibility of managing the Fund’s portfolio in accordance with the Fund’s stated investment objectives and policies, making investment decisions for the Fund and placing orders to purchase and sell securities. LMPFA performs administrative and management services necessary for the operation of each Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, stockholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, Fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to stockholders; (iv) maintaining the Fund’s existence, and (v) maintaining the registration and qualification of the Fund’s shares under federal and state laws.

Each Fund’s management agreement will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Fund’s Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. Each Fund’s management agreement provides that LMPFA may render services to others. Each Fund’s management agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Fund’s Directors, or by LMPFA on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. Each Fund’s management agreement provides that neither LMPFA nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

Under EDF’s management agreement with LMPFA, the aggregate fees paid for professional services rendered by LMPFA were $3,724,724, $3,781,956 and $3,843,772, for fiscal years ended May 31, 2008, 2007 and 2006, respectively. Under EMD’s management agreement with LMPFA, the aggregate fees paid for professional services rendered by LMPFA were $672,713, $709,702 and $723,062, for fiscal years ended August 31, 2007, 2006 and 2005, respectively.

Other than the cash management services it provides for certain equity funds, LMPFA does not provide day-to-day portfolio management services. Rather, portfolio management for each Fund is provided by Western Asset, located at 385 East Colorado Boulevard, Pasadena, California 91101.

Western Asset provides services to each Fund pursuant to a sub-advisory agreement between LMPFA and Western Asset. Under each sub-advisory agreement, subject to the supervision and direction of each Fund’s Board and LMPFA, Western Asset will, except for the management of cash and short-term investments that is performed by LMPFA, manage the Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, assist in supervising all aspects of the Fund’s operations, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund.

The sub-advisory agreement for each Fund will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of each Fund (as defined in the 1940 Act) may terminate that Fund’s sub-advisory agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to Western Asset. Western Asset may terminate each sub-advisory agreement on 90 days’ written notice to the Fund and LMPFA. LMPFA and Western Asset may terminate each sub-advisory agreement upon their mutual written consent. Each sub-advisory agreement will terminate automatically in the event of assignment by Western Asset and shall not be assignable by LMPFA without the consent of Western Asset.

Western Asset Management Company Limited (“WAML”) is an additional subadviser to each Fund. WAML provides certain advisory services to the Fund relating to currency transactions and investments in non-dollar denominated securities.

LMPFA, Western Asset and WAML are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company.

EMD pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets. Similarly, EDF pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets.

For each Fund, LMPFA, and not the Fund, pays sub-advisory fees to Western Asset at the rate of 70% of the management fee paid to LMPFA. In addition, WAML is compensated for its services by Western Asset and not the Funds.

Additional information about the factors considered by the Board of EDF in approving its Investment Management Agreement and Sub-Advisory Agreement will be set forth in EDF’s Annual Report to Stockholders for the Fiscal Year ended May 31, 2008. Additional information about the factors considered by the Board of EMD in approving its Investment Management Agreement and Sub-Advisory Agreement is set forth in EMD’s Semi-Annual Report to Stockholders for the Semi-Annual Period ending ended February 29, 2008.

Codes of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, each Fund, LMPFA and Western Asset have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by a Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

When personnel covered by either Fund’s Code of Ethics are employed by more than one of the managers affiliated with Legg Mason, those employees may be subject to such affiliate’s Code of Ethics adopted pursuant to Rule 17j-1, rather than the Fund’s Code of Ethics.

Copies of the Codes of Ethics of the Funds, LMPFA and Western Asset are on file with the SEC.

Proxy Voting Policies

Although individual Directors may not agree with particular policies or votes by LMPFA or Western Asset, each Fund’s Board has delegated proxy voting discretion to LMPFA and/or Western Asset, believing that LMPFA and/or Western Asset should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for each Fund to Western Asset through its contracts with Western Asset. Western Asset will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy voting responsibility for the Funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of Western Asset to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and either Fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from Western Asset and providing them to the relevant Fund as required for the Fund to comply with applicable rules under the 1940 Act.

LMPFA’s Proxy Voting Policy governs in determining how proxies relating to each Fund’s portfolio securities are voted and is attached as Appendix C to this Proxy Statement/Prospectus. Information regarding how each Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the Fund’s website at http://www.leggmason.com/cef and (3) on the SEC’s website at http://www.sec.gov.

Portfolio Managers of the Funds

Below is summary information for the Funds’ portfolio managers. The employees of Western Asset listed below are members of the portfolio management teams of both EDF and EMD.

Name and Address	Length of Time Served	Principal Occupation(s) During Last Five Years
Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007 (EDF) Since 2007 (EMD)	Co-portfolio manager of EDF and EMD; Managing Director and head of U.S. Credit Products from 2003–2005 at Credit Suisse Asset Management; Executive Vice President and portfolio manager for Janus Capital in 2003; Managing Director and head of High Yield Trading from 1998–2003 at Blackrock Financial Management.

Matthew C. Duda Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006 (EDF) Since 2006 (EMD)	Co-portfolio manager of EDF and EMD; Research Analyst at Western Asset Management since 2001; Vice President and Investment Strategist from 1997–2001 at Credit Suisse First Boston Corporation.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006 (EDF) Since 2006 (EMD)	Co-portfolio manager of EDF and EMD; portfolio manager and research analyst at Western Asset since 1994.

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006 (EDF) Since 2006 (EMD)	Co-portfolio manager of EDF and EMD; portfolio manager at Western Asset since 1991; Chief Investment Officer of Western Asset from 1998-2008.

Detlev Schlichter Western Asset Limited 10 Exchange Place London, England	Since 2007 (EDF) Since 2007 (EMD)	Co-portfolio manager of EDF and EMD; portfolio manager at Western Asset since 2001.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006 (EDF) Since 2006 (EMD)	Co-portfolio manager of EDF and EMD; Chief Investment Officer of Western Asset since 2008; Deputy Chief Investment Officer of Western Asset from 2000-2008.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the Funds) for which the Funds’ portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated as of March 31, 2008.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael C. Buchanan	14 registered investment companies with $6.9 billion in total assets under management	8 other pooled investment vehicles with $5.1 billion in assets under management	14 other accounts with $1.0 million in total assets under management

Matthew C. Duda	1 registered investment company with $8.0 million in total assets under management	0 other pooled investment vehicles with $0 billion in total assets under management	0 other accounts with $0 million in total assets under management(2)

Keith J. Gardner	4 registered investment companies with $0.8 billion in total assets under management	6 other pooled investment vehicles with $1.6 billion in assets under management	1 other account with $14.5 million in total assets under management(2)

S. Kenneth Leech(1)	115 registered investment companies with $123.8 billion in total assets under management	262 other pooled investment vehicles with $217.8 billion in assets under management	1,041 other accounts with $290.1 billion in total assets under management(3)

Detlev Schlichter	2 registered investment companies with $234.8 million in total assets under management	29 other pooled investment vehicles with $4.6 billion in assets under management	69 other accounts with $26.9 billion in total assets under management(4)

Stephen A. Walsh(1)	115 registered investment companies with $123.8 billion in total assets under management	262 other pooled investment vehicles with $217.8 billion in assets under management	1,041 other accounts with $290.1 billion in total assets under management(3)

(1)

The numbers above reflect the overall number of portfolios managed by employees of Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(2)	Includes 1 account managed, totaling $14.5 million, for which advisory fee is performance based.

(3)	Includes 91 accounts managed, totaling $29.0 billion, for which advisory fee is performance based.

(4)	Includes 19 accounts managed, totaling $7.3 billion, for which advisory fee is performance based.

Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Manager’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan. In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Manager, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Manager, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Manager’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Fund’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Fund’s trades.

It is possible that an investment opportunity may be suitable for both a Fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Fund because the account pays a performance-based fee or the portfolio manager, the Manager or an affiliate has an interest in the account. The Manager has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Funds, the Manager or an affiliate determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Manager may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Fund or the other account(s) involved. Additionally, the management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Fund. For example, a portfolio manager could short sell a security for an account immediately prior to a Fund’s sale of that security. To address this conflict, the Manager or an affiliate has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Funds) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether the Manager or an affiliate allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Fund and the other accounts listed above.

Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the portfolio managers of each Fund as of March 31, 2008.

Portfolio Manager	Dollar Range(1) of EDF Securities Beneficially Owned	Dollar Range(1) of EMD Securities Beneficially Owned	Aggregate Dollar Range(1) of Fund Securities Beneficially Owned
Michael C. Buchanan	A	A	A
Matthew C. Duba	A	A	A
Keith J. Gardner	A	A	A
S. Kenneth Leech	C	C	D
Detlev Schlichter	A	A	A
Stephen A. Walsh	A	A	A

(1)	The dollar ranges are as follows: “A” = None; “B” = $1-$10,000; “C” = $10,001-$50,000; “D” = $50,001-$100,000; “E” = Over $100,000.

ADDITIONAL INFORMATION ABOUT THE FUNDS

EDF has operated under two additional names in the past five years. Prior to September 25, 2006, EDF operated under the name “Salomon Brothers Emerging Markets Income Fund II Inc,” and prior to December 9, 2003, under the name of “The Emerging Markets Income Fund II Inc.” EMD has operated under one additional name in the past five years. Prior to September 25, 2006, EMD operated under the name “Salomon Brothers Emerging Markets Income Fund Inc.”

Legg Mason, LMPFA and Western Asset, affiliates of Legg Mason, have a financial interest in the Merger because their respective fees under agreements with EDF generally increase as the amount of the assets of EDF increase, and the amount of those assets will increase as a result of the Merger (although this increase in assets is expected to be offset by the concomitant loss of EMD’s assets).

Further information about EDF is included in its Annual Report to Stockholders for the Fiscal Year Ended May 31, 2008, filed with the SEC on August 7, 2008, and further information about EMD is included in its Annual Report to Stockholders for the Fiscal Year Ended August 31, 2007, filed with the SEC on November 8, 2007, and its Semi-Annual Report to Stockholders for the Semi-Annual Period Ended February 29, 2008, filed with the SEC on May 5, 2008. Copies of these documents, the SAI related to this Proxy Statement/Prospectus and any subsequently released stockholder reports are available upon request and without charge, by writing to the Funds at 55 Water Street, New York, New York 10041, by visiting the Funds’ website at www.leggmason.com/cef or by calling the Funds at 888-777-0102.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith, file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each Fund are available on the Edgar Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates. You may obtain information about the operation of the Public Reference Room by calling the SEC at 202-551-8090.

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each Fund for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a stockholder would have earned (or lost) on a Fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the Funds’ financial statements, which, for the fiscal years ended 2005, 2006, 2007 and 2008 have been audited by KPMG LLP (“KPMG”), an independent registered public accounting firm, whose reports, along with the Funds’ financial statements, are included in the Funds’ annual reports (available upon request). Financial highlights presented for periods ended prior to May 31, 2005 for EDF and prior to August 31, 2005 for EMD have been audited by other independent registered public accountants. The financial highlights of EMD for the six-month period ended February 29, 2008 are unaudited.

Financial Highlights for EDF (Acquiring Fund)

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

	2008[1]	2007	2006	2005[1]	2004[1]
Net Asset Value, Beginning of Year	$15.00	$14.34	$14.72	$12.84	$13.88

Income (Loss) From Operations:
Net investment income	0.90	0.81	0.98	1.15	1.26
Net realized and unrealized gain (loss)	(0.25)	1.18	0.35	2.37	(0.65)

Total Income From Operations	0.65	1.99	1.33	3.52	0.61

Less Distributions From:
Net investment income	(0.77)	(0.68)	(0.78)	(1.41)	(1.06)
Net realized gains	(0.36)	(0.65)	(0.93)	(0.24)	(0.59)

Total Distributions	(1.13)	(1.33)	(1.71)	(1.65)	(1.65)

Increase in Net Asset Value Due to Shares Issued on Reinvestment of Distributions	—	—	—	0.01	—

Net Asset Value, End of Year	$14.52	$15.00	$14.34	$14.72	$12.84

Market Price, End of Year	$13.41	$13.82	$12.57	$13.57	$14.40

Total Return, Based on NAV[2,3]	4.62%	14.46%	9.12%	29.20%	4.11%

Total Return, Based on Market Price[3]	5.86%	21.77%	5.05%	5.27%	3.38%

Net Assets, End of Year (000s)	$354,852	$366,393	$350,372	$359,610	$311,714

Ratios to Average Net Assets:
Gross expenses	1.53%	1.27%	1.83%	2.22%	1.98%
Gross expenses, excluding interest expense	1.28	1.18	1.17	1.19	1.21
Net expenses	1.53	1.27 [4]	1.82 [4]	2.22	1.98
Net expenses, excluding interest expense	1.28	1.18 [4]	1.17 [4]	1.19	1.21
Net investment income	6.21	5.47	6.06	8.29	9.19

Portfolio Turnover Rate	45%	87%	98%	75%	169%

Supplemental Data:
Loans Outstanding, End of Year (000s)	— [5]	— [5]	$30,000	$55,000	$100,000
Asset Coverage (000s)	— [5]	— [5]	$380,372	$414,610	$411,714
Asset Coverage for Loan Outstanding	— [5]	— [5]	1,268%	754%	412%
Weighted Average Loan (000s)	— [5]	$904	$38,767	$74,192	$100,000

Weighted Average Interest Rate on Loans	— [5]	5.22%[5]	5.16%	3.34%	2.19%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	At May 31, 2008 and May 31, 2007 EDF did not have an outstanding loan.

Financial Highlights for EMD (Target Fund)

For a share of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

	2008(1)	2007	2006		2005	2004(2)	2003(2)
Net Asset Value, Beginning of Period	$14.55	$15.66	$17.50		$16.16	$15.56	$11.80

Income (Loss) From Operations:
Net investment income	0.43	0.84	0.98		1.26	1.35	1.54
Net realized and unrealized gain (loss)	0.43	(0.07)	0.39		1.77	0.90	3.87

Total Income From Operations	0.86	0.77	1.37		3.03	2.25	5.41

Less Distributions From:
Net investment income	(0.11)	(0.85)	(1.40)		(1.69)	(0.60)	(1.65)
Net realized gains	(0.52)	(1.03)	(1.81)		—	(1.05)	—

Total Distributions	(0.63)	(1.88)	(3.21)		(1.69)	(1.65)	(1.65)

Net Asset Value, End of Period	$14.78	$14.55	$15.66		$17.50	$16.16	$15.56

Market Price, End of Period	$13.29	$13.28	$15.29		$17.58	$17.56	$16.80

Total Return, Based on NAV(3)(4)	6.02%	4.99%	8.74%		19.94%	15.26%	48.99%

Total Return, Based on Market Price(4)	5.00%	(1.70)%	5.84%		10.14%	15.33%	53.82%

Net Assets, End of Period (000s)	$62,279	$61,335	$65,739		$72,773	$66,821	$63,824

Ratios to Average Net Assets:
Gross expenses	1.76%	1.75%	2.10%		2.46%	2.24%	2.72%
Gross expenses, excluding interest expense	1.57	1.52	1.46		1.44	1.55	1.83
Net expenses	1.76	1.75 (5)	2.10	(5)	2.46	2.24	2.72
Net expenses, excluding interest expense	1.57	1.52 (5)	1.46	(5)	1.44	1.55	1.83
Net investment income	5.89	5.52	5.59		7.59	8.45	11.16

Portfolio Turnover Rate	15%	90%	90%		88%	110%	179%

Supplemental Data:
Loans Outstanding, End of Period (000s)	— (6)	— (6)	—	(6)	$16,000	$20,000	$20,000
Weighted Average Loan (000s)	— (6)	— (6)	$7,771	(6)	$18,707	$20,000	$20,000

Weighted Average Interest Rate on Loans	— (6)	— (6)	5.54	%(6)	3.58%	2.27%	2.51%

(1)	For the six months ended February 29, 2008 (unaudited).

(2)	Per share amounts have been calculated using the average shares method.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total Returns for periods of less than one year are not annualized.

(4)

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total Returns for periods of less than one year are not annualized.

(5)	Reflects fee waivers and/or expense reimbursements.

(6)	At February 29, 2008, August 31, 2007 and August 31, 2006, EMD did not have an outstanding loan.

Management’s Discussion of Fund Performance

The discussion of performance for EDF is dated as of May 31, 2008 and does not reflect developments occurring after that date.

Q. What were the overall market conditions during EDF’s reporting period?

A. During the fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”) monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.92% and 4.90%, respectively. Treasury yields then moved higher as incoming economic data improved and inflationary pressures increased. By mid-June 2007, two- and 10-year Treasurys were yielding 5.10% and 5.26%, respectively, and market sentiment was that the Fed’s next move would be to raise interest rates.

However, after their June peaks, Treasury yields moved lower, as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” Investors were drawn to the relative safety of Treasurys, causing their yields to fall and their prices to rise. At the same time, increased investor risk aversion caused other segments of the bond market to falter. As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed began lowering the discount rate and the federal funds rate in August and September 2007, respectively. While this initially helped ease the credit crunch, continued subprime mortgage write-offs and weak economic data triggered additional flights to quality in November 2007 and the first quarter of 2008. As of May 31, 2008, two- and 10-year Treasury yields had fallen to 2.66% and 4.06%, respectively. While the Fed attempted to stimulate growth by cutting short-term interest rates from 5.25% to 2.00% over the course of the reporting period, by the end of May, it was generally assumed that the U.S. could be headed for a mild recession.

Emerging market debt also experienced periods of volatility during the 12-month reporting period. However, all told, the asset class generated solid results, with the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) returning 5.13% during the 12 months ended May 31, 2008. Despite periodic flights to quality, emerging market debt prices benefited due to solid underlying fundamentals, including stronger balance sheets, high commodity prices and solid domestic spending.

Q. How did we respond to these changing market conditions?

A. Our disciplined investment process did not change in response to market conditions. Emerging market debt continues to trade at relatively stable prices compared to the volatility of Treasurys, as well as other riskier asset classes. We believe that the ability to integrate fundamental research with rigorous relative value analysis drives performance in our portfolios. This is the basis of each investment and does not change regardless of market conditions. We remained committed to a value approach.

Performance Review

For the 12 months ended May 31, 2008, EDF returned 4.62% based on its NAV and 5.86% based on its NYSE market price per share. In comparison, EDF’s unmanaged benchmark, the EMBI Global, returned 5.13% and its Lipper Emerging Markets Debt Closed-End Funds Category Average increased 2.81% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period ended May 31, 2008, EDF made distributions to stockholders totaling $1.13 per share. The performance table shows EDF’s 12-month total return based on its NAV and market price as of May 31, 2008. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2008 (unaudited)

Price Per Share	12-Month Total Return
EDF (Acquiring Fund)
$14.52 (NAV)	4.62%
$13.41 (Market Price)	5.86%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, in additional shares.

Q. What were the leading contributors to EDF’s performance?

A. Diversifying EDF’s portfolio into local currency sovereign debt was a major contributor to performance, as the U.S. dollar lost value against a large number of emerging market currencies. The U.S. dollar continued to trade under pressure in response to the Fed slashing rates and one of the worst financial market crises in memory. In contrast, growth remained strong in the emerging world and ongoing fundamental improvement put further upward pressure on currencies to appreciate. Relative to EDF’s benchmark, an overweight exposure to Brazil and Russia also had a positive impact on EDF’s performance. Brazil’s debt was upgraded to investment grade, which drove a strong rally in Brazilian debt in both the external and local markets.

Q. What were the leading detractors from performance?

A. An emphasis on corporate bonds of companies headquartered in the emerging world was a small detractor from results. With the rise of the credit crisis in the U.S. and Europe, corporate bond spreads widened relative to their sovereign counterparts in all countries. The discount on some of these bonds steepened in response to the flight to quality. However, the discount partially reversed in the final months of the reporting period. That said, the rally was not significant enough to recoup the losses experienced during the second half of 2007 and the first quarter of 2008. A modest overweight to Argentina also detracted from performance as rising political tensions, increasing suspicion over the validity of inflation data and general risk aversion towards this higher-risk country put Argentine bond prices under pressure.

Q. Were there any significant changes to EDF during the reporting period?

A. EDF increased its allocation to local currency sovereign bonds and U.S. dollar-denominated corporate bonds.

Net Asset Value, Market Price and Premium/Discount

Common shares of closed-end investment companies, such as the Funds, have frequently traded at a discount from net asset value, or in some cases trade at a premium. Shares of closed-end investment companies investing primarily in fixed income securities tend to trade on the basis of income yield on the market price of the shares and the market price may also be affected by trading volume, general market conditions and economic conditions and other factors beyond the control of the fund. As a result, the market price of each Fund’s Common Shares may be greater or less than the net asset value per share. Since the commencement of each Fund’s operations, each Fund’s Common Shares have traded in the market at prices that were generally below net asset value per share.

The following tables set forth the high and low sales prices for EDF Common Shares and EMD Common Shares on the NYSE, the net asset value per share and the discount or premium to net asset value per share represented by the quotation for each quarterly period during the last two calendar years.

EDF (Acquiring Fund)

Fiscal Year End is May 31

	Quarterly High Price			Quarterly Low Price
Quarter Ended	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)
6/30/06	$14.71	$13.17	(10.469)%	$13.82	$12.10	(12.446)%
9/30/06	14.83	12.89	(13.082)	14.24	12.31	(13.553)
12/31/06	15.22	13.42	(11.827)	14.69	12.62	(14.091)
3/31/07	14.82	12.98	(12.416)	14.82	12.56	(15.250)
6/30/07	15.07	13.86	(8.029)	14.79	12.96	(12.373)
9/30/07	14.60	13.25	(9.247)	13.96	11.51	(17.550)
12/31/07	14.55	13.13	(9.759)	14.41	12.19	(15.406)
3/31/08	14.52	13.17	(9.298)	14.28	12.34	(13.585)
6/30/08	14.50	13.56	(7.418)	14.01	12.34	(11.920)

EMD (Target Fund)

Fiscal Year End is August 31

	Quarterly High Price			Quarterly Low Price
Quarter Ended	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)	Net Asset Value Per Share	NYSE Price	Premium/ (Discount)
6/30/06	$15.45	$15.93	3.107%	$14.67	$13.96	(4.840)%
9/30/06	15.69	15.40	(1.848)	14.94	14.26	(4.552)
12/31/06	15.98	17.23	7.822	15.52	15.00	(3.351)
3/31/07	15.10	15.48	2.517	15.20	14.52	(4.474)
6/30/07	15.35	14.88	(3.062)	14.75	14.03	(4.881)
9/30/07	14.85	14.35	(3.367)	14.18	11.63	(17.983)
12/31/07	14.74	13.31	(9.701)	14.57	12.32	(15.443)
3/31/08	14.70	13.33	(9.320)	14.38	12.42	(13.630)
6/30/08	14.62	13.58	(7.114)	14.09	12.48	(11.568)

On June 30, 2008, the net asset value per share of EDF was $14.50 and the closing price of EDF Common Shares on the NYSE was $13.56, meaning EDF Common Shares were trading at a (7.418)% discount to EDF’s net asset value per share. Also on June 30, 2008, the net asset value per share of EMD was $14.62 and the closing price of EMD Common Shares on the NYSE was $13.58, meaning that EMD Common Shares were trading at a (7.114)% discount to EMD’s net asset value per share.

CAPITALIZATION

The following table sets forth the unaudited capitalization of each Fund as of the date set out below, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of EDF will be received by stockholders of EMD on the Closing Date, and the information should not be relied upon to reflect the number of shares of EDF that actually will be received.

The following table sets out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:

Pro Forma Combined Capitalization Table

As of May 31, 2008 (Unaudited)

	EDF (Acquiring Fund)	EMD (Target Fund)	Pro Forma Adjustments		Pro Forma Combined Fund
Total Net Assets	$354,851,619	$61,752,203	$(40,000	)(1)	$416,563,822
Shares Outstanding	24,432,561	4,214,736	37,087		28,684,384
Net Asset Value	$14.52	$14.65	—		$14.52

(1)	Reflects adjustments for estimated reorganization expenses of $40,000 related to the Target and Acquiring Funds.

For more information about the Funds’ capital stock, see “Description of the Funds’ Capital Stock.”

PORTFOLIO COMPOSITION

As of March 31, 2008, approximately 96.12% of the market value of EDF’s portfolio was invested in long-term securities and approximately 3.88% was invested in short-term securities.

S&P(1)	Moody’s(1)	Number of Issues	Market Value	Percent
AAA	Aaa	14	$7,873,194.02	2.18%
AA+, AA, AA-	Aa1, Aa, Aa2, Aa3	—	—	—
A+,A, A-	A1, A, A2, A3	12	$42,067,143.83	11.65%
BBB+, BBB, BBB-	Baa1, Baa, Baa2, Baa3	26	$103,283,500.74	28.60%
Below Investment Grade	Below Investment Grade	66	$207,894,910.40	57.57%

Total		118	$361,118,748.99	100%

(1)	Ratings: using the higher of S&P or Moody’s rating.

As of March 31, 2008, approximately 97.21% of the market value of EMD’s portfolio was invested in long-term securities and approximately 2.79% was invested in short-term securities.

S&P(1)	Moody’s(1)	Number of Issues	Market Value	Percent
AAA	Aaa	12	$713,182.14	1.12%
AA+, AA, AA-	Aa1, Aa, Aa2, Aa3	—	—	—
A+, A, A-	A1, A, A2, A3	11	$6,467,892.59	10.18%
BBB+, BBB, BBB-	Baa1, Baa, Baa2, Baa3	23	$17,676,582.81	27.83%
Below Investment Grade	Below Investment Grade	59	$38,666,285.47	60.87%

Total		105	$63,523,943.01	100%

(1)	Ratings: using the higher of S&P or Moody’s rating.

PORTFOLIO TRANSACTIONS

Neither Fund has an obligation to deal with any brokers or dealers in the execution of transactions in portfolio securities. Subject to policy established by the Board, the Manager is responsible for each Fund’s portfolio decisions and the placing of a Fund’s portfolio transactions.

Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. In placing orders, it is the policy of each Fund to obtain the best results taking into account the general execution and operational facilities of the broker or dealer, the type of transaction involved and other factors such as the risk of the broker or dealer in positioning the securities involved. While the Manager generally seeks the best price in placing its orders, neither Fund may necessarily be paying the lowest price available. Subject to seeking the best price and execution, securities firms which provide supplemental research to the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under each Fund’s management agreement, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

Each Fund expects that all portfolio transactions will be effected on a principal basis and, accordingly, does not expect to pay any brokerage commissions. To the extent a Fund does effect brokerage transactions, affiliated persons (as such term is defined in the 1940 Act) of the Fund, or affiliated persons of such persons, may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above, but are prohibited by the 1940 Act from dealing with the Fund as principal in the purchase or sale of securities. In order for such an affiliated person to be permitted to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction.

Investment decisions for each Fund are made independently from those for other funds and accounts advised or managed by the Manager or an affiliate. Such other funds and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another fund or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Manager believes to be equitable to the Fund and such other fund or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Manager may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other funds and accounts in order to obtain best execution.

Although neither Fund has any restrictions on portfolio turnover, it is neither Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Funds will not exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater transaction costs than a lower rate, which costs are borne by the Funds and their stockholders.

DIVIDENDS AND DISTRIBUTIONS

Distributions

General

Each Fund intends to distribute its net investment (ordinary) income on a quarterly basis. At least annually, each Fund intends to distribute all of its net realized capital gains, if any. For each Fund, both monthly and annual distributions to holders of Common Shares will be made only after making interest and required principal payments on borrowings, if any, or paying any accrued dividends on, or redeeming or liquidating, any Fund Preferred Shares.

From time to time, each Fund may distribute less than the entire amount of net investment income earned in a particular period, which amount may be available to supplement future distributions. As a result, the distributions paid by a Fund for any particular quarterly period may be more or less than the amount of net investment income actually earned by the Fund during the period and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the net asset value of a Fund’s Common Shares and, correspondingly, distributions from net investment income will reduce the Common Shares’ net asset value. In addition, the terms of any borrowings or Fund Preferred Shares (if issued) may prohibit a Fund from making distributions in the amount or at the time that it otherwise would.

Managed Distribution Policy [EDF and EMD]

On August 15, 2007, each Fund’s Board of Directors adopted a managed distribution policy. Under each Fund’s managed distribution policy, each Fund seeks to maintain a consistent distribution level, stated as a fixed-rate per common share per month, that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Stockholders should note, however, that if each Fund’s aggregate net investment income and net realized capital gains are less than the amount of the new distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the stockholder’s capital. A return of capital is not taxable; rather it reduces a stockholder’s tax basis in his or her shares of a Fund.

Each Fund’s Board of Directors may terminate or suspend that Fund’s managed distribution policy at any time. Any such termination or suspension could have an adverse effect on the market price of a Fund’s common shares.

Dividend Reinvestment and Cash Purchase Plan [EDF and EMD]

Each holder of common stock of each respective Fund (the “Plan Shares”), will be deemed to have elected to be a participant in each respective Amended and Restated Dividend Reinvestment and Cash Purchase Plan (the “Plan”), unless the shareholder specifically elects in writing (addressed to the Agent, at the address below or to any nominee who holds Plan Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as each Fund’s dividend-paying agent (“Agent”). A holder whose Plan Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Plan Shares out of “street name” and register such Plan Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Plan Shares are registered.

Unless either Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date, the market price per Plan Share equals or exceeds the net asset value per Plan Share on that date (such condition, a “market premium”), the Agent will receive distribution in newly issued Plan Shares of the respective Fund on behalf of Participants. If, on the determination date, the net asset value per Plan Share exceeds the market price per Plan Share (such condition, a “market discount”), the Agent will purchase Plan Shares in the open-market. The determination date will be the fourth NYSE trading day (a NYSE trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Plan Shares sell on NYSE on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the distribution payment date and (ii) the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Plan Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Plan Shares, such Plan Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Plan Share is less than or equal to the market price per Plan Share, then the newly issued Plan Shares will be valued at net asset value per Plan Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Plan Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Plan Share is greater than the market price per Plan Share, then the newly issued Plan Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Plan Shares issued pursuant to the paragraph above, the valuation date will be the date such Plan Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Plan Shares. The Agent will use all such funds received from Participants to purchase Plan Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Plan Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Plan Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Plan Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Plan Shares and the price per Plan Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Plan Shares purchased by the Agent.

The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Plan Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Plan Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Plan Shares so held for Participants only in accordance with the proxy returned by Participants to each respective Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Plan Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Plan Share of each respective Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of each Fund’s Plan Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by either Fund on Plan Shares held by the Agent for Participants will be credited to their respective accounts. In the event that either Fund makes available to Participants rights to purchase additional Plan Shares or other securities, the Plan Shares held for Participants under the Plan will be added to other Plan Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by each respective Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by each respective Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with each respective Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or each respective Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Plan Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Plan Shares and remit the proceeds to the Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, each respective Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Plan Shares of each respective Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Plan Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Plan Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

TAXATION

The following is a general summary of certain U.S. federal income tax considerations affecting the Funds and United States and foreign stockholders and, except as otherwise indicated, reflects provisions of the Code as of the date of this Proxy Statement/Prospectus. No attempt is made to present a detailed explanation of all federal, state, local and foreign income tax considerations, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors regarding an investment in the Funds.

THE FUNDS

Each Fund has elected to be treated and intends to continue to qualify as a regulated investment company for U.S. federal income tax purposes under Subchapter M of the Code. In order to so qualify, each Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from (1) dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of stock or securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (2) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (1) above (each a “Qualified Publicly Traded Partnership”), and (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund’s assets nor more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

If each Fund continues to qualify as a regulated investment company and distributes to its stockholders at least 90% of its investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid), then the Fund will not be subject to U.S. federal income tax on the investment company taxable income and net capital gain (the excess of the Fund’s net long-term capital gains over net short-term capital losses) that it distributes. Each Fund, however, would be subject to corporate income tax (currently at a rate of 35%) on any undistributed investment company taxable income and net capital gain. Each Fund currently expects to distribute any such amounts annually. In the event a Fund retains amounts attributable to its net capital gain, such Fund expects to designate such retained amounts as undistributed capital gains in a notice to its stockholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the deemed distribution less the tax credit.

In addition, a Fund will be subject to a nondeductible 4% excise tax on the amount by which the aggregate income it distributes in any calendar year is less than the sum of: (a) 98% of the Fund’s ordinary income for such calendar year; (b) 98% of the excess of capital gains over capital losses (both long- and short-term) for the one-year period ending on October 31 of each year; and (c) 100% of the undistributed ordinary income and gains from prior years. For this purpose, any income or gain retained by the Fund subject to corporate income tax will be considered to have been distributed by year-end.

If in any year a Fund should fail to qualify as a regulated investment company, the Fund would be subject to U.S. federal tax on its taxable income (including its net capital gain, and even if such income were distributed to its stockholders) in the same manner as an ordinary corporation, and all distributions out of earnings and profits to stockholders would be taxable to such holders as ordinary income. Such distributions generally would be eligible (i) to be treated as ‘qualified dividend income’ in the case of individual stockholders and (ii) for the dividends received deduction in the case of corporate stockholders. Distributions in excess of earnings and profits would be treated as a tax-free return of capital, to the extent of a holder’s basis in its shares, and any excess, as a long or short-term capital gain. In addition, such Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

Each Fund intends to distribute sufficient income so as to avoid both corporate income tax and the excise tax.

If at any time when leverage is outstanding, a Fund does not meet the asset coverage requirements of the 1940 Act or of any rating agency that has rated such leverage, such Fund will be required to suspend distributions to holders of common stock until the asset coverage is restored. This may prevent the Fund from distributing at least 90% of its investment company taxable income, and may therefore jeopardize the Fund’s qualification for taxation as a regulated investment company or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon any failure to meet the asset coverage requirements of the 1940 Act, or imposed by a rating agency, the Fund may, in its sole discretion, purchase or redeem any preferred stock or short-term debt securities in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

In an attempt to reduce or eliminate the potential for a market value discount from net asset value, a Fund may repurchase its shares. Such Fund may liquidate portfolio securities in order to purchase shares and the securities sold may include securities held by the Fund for less than twelve months, on which any capital gain would be short-term, taxed at ordinary income rates.

The Funds may engage in various hedging transactions. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer recognition of certain of the Fund’s losses. These rules could therefore affect the character, amount and timing of distributions to stockholders. In addition, these provisions (1) will require the Fund to mark-to-market certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund intends to monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any forward contract, option, futures contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Each Fund may make investments that produce income that is not matched by a corresponding cash distribution to such Fund, such as investments in pay-in-kind bonds, obligations such as certain Brady Bonds or other obligations having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for U.S. federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to dispose of other securities to be able to make distributions to its investors.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Furthermore, exchange control regulations may restrict the ability of a Fund to repatriate investment income or the proceeds of sales of securities. These restrictions and limitations may limit the Fund’s ability to make sufficient distributions to satisfy the 90% distribution requirement and avoid the 4% excise tax.

A Fund’s taxable income will in most cases be determined on the basis of reports made to the Fund by the issuer of the securities in which the Fund invests. The tax treatment of certain securities in which the Fund may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities or of the Fund could result in adjustments to the income of the Fund. An upward adjustment by the IRS to the income of the Fund may result in the failure of the Fund to satisfy the 90% distribution requirement described above necessary for the Fund to maintain its status as a regulated investment company under the Code. In such event, the Fund may be able to make a ‘deficiency dividend’ distribution to its stockholders with respect to the year under examination to satisfy this requirement. Such distribution will be taxable as a dividend to the stockholders receiving the distribution (whether or not the Fund has sufficient current or accumulated earnings and profits for the year in which such distribution is made). A downward adjustment by the IRS to the income of the Fund may cause a portion of the previously made distribution with respect to the year under examination not to be treated as a dividend. In such event, the portion of distributions to each stockholder not treated as a dividend would be recharacterized as a return of capital and reduces the stockholder’s basis in the shares held at the time of the previously made distributions. Accordingly, this reduction in basis could cause a stockholder to recognize additional gain upon the sale of such stockholder’s shares.

Certain of a Fund’s investments in structured investments may, for U.S. federal income tax purposes, constitute investments in shares of foreign corporations. If a Fund purchases shares in certain foreign investment entities, called ‘passive foreign investment companies’ (‘PFICs’), the Fund may be subject to U.S. federal income tax on a portion of any ‘excess distribution’ or gain from the disposition of the shares even if the income is distributed as a taxable dividend by the Fund to its stockholders. Additional charges in the nature of interest may be imposed on either the Fund or its stockholders with respect to deferred taxes arising from the distributions or gains. If the Fund were to invest in a PFIC and (if the Fund received the necessary information available from the PFIC, which may be difficult to obtain) elected to treat the PFIC as a ‘qualified electing fund’ (a ‘QEF’) under the Code, in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gains of the PFIC, even if not distributed to the Fund. Alternatively, the Fund may be able to elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

STOCKHOLDERS

Distributions. Distributions to stockholders of investment company taxable income will be taxable as ordinary income whether paid in cash or reinvested in additional shares. It is not anticipated that such distributions, if any, will qualify for the dividends received deduction generally available for corporate stockholders under the Code, nor that such distributions will be derived from qualified dividend income. Stockholders receiving distributions from the Fund in the form of additional shares pursuant to the Plan will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such distribution.

Distributions to stockholders of net capital gain that are designated by the Fund as ‘capital gains dividends’ will be taxable as long-term capital gains, whether paid in cash or reinvested in additional shares, regardless of how long the shares have been held by such stockholders. These distributions will not be eligible for the dividends received deduction. The current maximum U.S. federal income tax rate imposed on individuals with respect to long-term capital gains is 15%, whereas the current maximum U.S. federal income tax rate imposed on individuals with respect to ordinary income (and short-term capital gains, which are taxed at the same rates as ordinary income) is 35%. With respect to corporate taxpayers, long-term capital gains are currently taxed at the same U.S. federal income tax rates as ordinary income and short-term capital gains.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to a distribution will receive a distribution that will be taxable to them.

Dividends and distributions by a Fund are generally taxable to the stockholders at the time the dividend or distribution is made (even if paid or reinvested in additional shares). Any dividend declared by a Fund in October, November or December of any calendar year, however, which is payable to stockholders of record on a specified date in such a month and which is not paid on or before December 31 of such year will be treated as received by the stockholders as of December 31 of such year, provided that the dividend is paid during January of the following year. Any distribution in excess of the Fund’s investment company taxable income and net capital gains would first reduce a stockholder’s basis in his shares and, after the stockholder’s basis is reduced to zero, will constitute capital gains to a stockholder who holds shares as capital assets.

A notice detailing the tax status of dividends and distributions paid by each Fund will be mailed annually to the stockholders of such Fund.

Dispositions and Repurchases. Gain or loss, if any, recognized on the sale or other disposition of shares of a Fund will be taxed as capital gain or loss if the shares are capital assets in the stockholder’s hands. Generally, a stockholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a stockholder sells or otherwise disposes of a share of a Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the stockholder with respect to such share. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired (whether under the Plan or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the shares acquired.

A repurchase by a Fund of shares generally will be treated as a sale of the shares by a stockholder provided that after the repurchase the stockholder does not own, either directly or by attribution under Section 318 of the Code, any shares. If after a repurchase a stockholder continues to own, directly or by attribution, any shares, it is possible that any amounts received in the repurchase by such stockholder will be taxable as a dividend to such stockholder, and there is a risk that stockholders who do not have any of their shares repurchased would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund.

Foreign Taxes. Each Fund may be subject to certain taxes imposed by foreign countries with respect to dividends, capital gains and interest income. If the Fund qualifies as a regulated investment company, if certain distribution requirements are satisfied and if more than 50% in value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, which for this purpose should include obligations issued by foreign governmental issuers, the Fund may elect to treat any foreign income taxes paid by it that can be treated as income taxes under U.S. income tax regulations as paid by its stockholders. Each Fund intends to make such an election for taxable years in which it qualifies for the election. For any year that a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund that can be treated as income taxes under U.S. federal income tax principles will be included in the income of its stockholders and each stockholder will be entitled (subject to certain limitations) to credit the amount included in his income against his U.S. tax liabilities, if any, or to deduct such amount from his U.S. federal taxable income, if any. Shortly after any year for which it makes such an election, the Fund will report to its stockholders, in writing, the amount per share of such foreign income taxes that must be included in each stockholder’s gross income and the amount that will be available for deductions or credit. In general, a stockholder may elect each year whether to claim deductions or credits for foreign taxes. No deductions for foreign taxes may be claimed, however, by non-corporate stockholders (including certain foreign stockholders as described below) who do not itemize deductions. If a stockholder elects to credit foreign taxes, the amount of credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the stockholder’s taxable income from foreign sources (but not in excess of the stockholder’s entire taxable income) bears to his entire taxable income. If a Fund makes this election, a stockholder will be treated as receiving foreign source income in an amount equal to the sum of his proportionate share of foreign income taxes paid by the Fund and the portion of dividends paid by the Fund representing income earned from foreign sources. This limitation must be applied separately to certain categories of income and the related foreign taxes. Each stockholder should consult his own tax advisor regarding the potential application of foreign tax credits.

Backup Withholding. Each Fund may be required to withhold U.S. federal income tax at a rate of 28% (“backup withholding”) from dividends and redemption proceeds paid to non-corporate stockholders. This tax may be withheld from dividends if (i) the stockholder fails to furnish the Fund with the stockholder’s correct taxpayer identification number, (ii) the IRS notifies the Fund that the stockholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the stockholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be credited against such stockholder’s U.S. federal income tax liability.

Foreign Stockholders. Taxation of a stockholder who, as to the United States, is a non-resident alien individual, foreign trust or estate, foreign corporation or foreign partnership (“foreign stockholder”) depends, in part, on whether the stockholder’s income from a Fund is “effectively connected” with a U.S. trade or business carried on by the stockholder. If a stockholder is a resident alien or if dividends or distributions from a Fund are effectively connected with a U.S. trade or business carried on by a foreign stockholder, then dividends of investment company income, distributions of net capital gains (including amounts designated as undistributed capital gains) and gain realized upon the sale of shares of the Fund will be subject to U.S. income tax at the rates applicable to U.S. persons.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by the foreign stockholder, (i) dividends of investment company taxable income will be subject to a 30% (or lower treaty rate) U.S. federal withholding tax, and (ii) distributions of net capital gains (including amounts designated as undistributed capital gains) and gains realized upon the sale of shares of the Fund will not be subject to U.S. federal tax as long as such foreign stockholder is not a non-resident alien individual who was physically present in the United States for more than 183 days or more during the taxable year. In addition, with respect to taxable years of regulated investment companies beginning before January 1, 2008, U.S. source withholding taxes are not imposed on dividends paid by regulated investment companies to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. Legislation has recently been proposed that would extend this exemption through taxable years beginning before January 1, 2009; no assurances can be given, however, as to whether this legislation will be enacted. Each Fund does not currently, and does not intend to, designate any amounts as interest related dividends or as short-term capital gain dividends for this purpose. However, certain foreign stockholders may nonetheless be subject to 28% backup withholding on distributions of net capital gains and gross proceeds paid to them upon the sale of their shares of the Fund. See “—Backup Withholding.”

Foreign stockholders may be subject to an increased United States tax on their income resulting from a Fund’s election to “pass through” amounts of foreign taxes paid by the Fund but may not be able to claim a credit or deduction with respect to the foreign taxes treated as having been paid by them. See “—Foreign Taxes.”

Transfer by gift of shares of a Fund by a foreign stockholder who is a non-resident alien individual may be subject to U.S. federal gift tax. In addition, the value of shares of the Fund held by such a stockholder at his death will be includible in such stockholder’s gross estate for U.S. federal estate tax purposes.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Stockholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such treaty. Foreign investors are advised to consult their own tax advisers with respect to (a) whether their income from a Fund is or is not effectively connected with a U.S. trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty and (c) any other tax consequences to them of an investment in the Fund.

Investors should consult their own tax advisors regarding specific questions as to the federal, state, local and foreign tax consequence of ownership of shares in a Fund.

NET ASSET VALUE

The Funds have the same valuation procedures. Each Fund determines the net asset value of its common shares on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern Time), or any earlier closing time that day. Each Fund determines the net asset value per common share by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, the liquidation preference of any outstanding preferred shares and dividends payable) by the total number of common shares outstanding. Each Fund values portfolio securities for which market quotations are readily available at market value. Each Fund’s short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Determination of the common shares’ net asset value is made in accordance with generally accepted accounting principles.

Each Fund values all other securities and assets at their fair value. If events occur that materially affect the value of a security between the time trading ends on the security and the close of the customary trading session of the NYSE, a Fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors of the Fund. The effect of using fair value pricing is that the common shares’ net asset value will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market.

Any swap transaction that a Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that a Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to a Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

DESCRIPTION OF THE FUNDS’ CAPITAL STOCK

The authorized capital stock of EDF is 100,000,000 shares of capital stock, par value $0.001 per share, and the authorized capital stock of EMD is 100,000,000 shares of capital stock, par value $0.001 per share. The following table presents the number of shares of (i) capital stock authorized by each Fund, and (ii) capital stock outstanding for each class of authorized shares of each Fund as of July 23, 2008:

Fund	Amount Authorized	Amount Outstanding as of July 23, 2008
EDF (Common Shares)	100,000,000	24,432,561
EMD (Common Shares)	100,000,000	4,214,736

There are no material differences between the rights of holders of EDF Common Shares and the holders of EMD Common Shares.

As described above, the authorized capital stock of EDF is 100,000,000 shares of capital stock, $0.001 par value per share, all of which have been designated as EDF Common Shares. The outstanding EDF Common Shares are, and the EDF Common Shares to be issued in the Merger will be, when issued, fully paid and nonassessable. All EDF Common Shares are equal as to dividends, distributions and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each EDF Common Share is entitled to its proportion of EDF’s assets after debts and expenses. There are no cumulative voting rights for the election of Directors.

Also as described above, the authorized capital stock of EMD is 100,000,000 shares of capital stock, $0.001 par value per share, all of which have been designated EMD Common Shares. The outstanding EMD Common Shares are fully paid and nonassessable. All EMD Common Shares are equal as to dividends, distribution and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each EMD Common Share is entitled to its proportion of EMD’s assets after debts and expenses. There are no cumulative voting rights for the election of Directors.

Neither Fund has a present intention of offering additional Common Shares to the public except to the extent that EDF intends to issue new EDF Common Shares to holders of EMD Common Shares in the Merger. Other offerings of a Fund’s Common Shares, if made, will require approval of that Fund’s Board. Any additional offering will be subject to the requirements of the 1940 Act that shares of common stock may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the outstanding shares of common stock.

Special Voting Provisions

Each Fund has provisions in its Charter and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Each Fund’s Board is divided into three classes, each having terms of three years. At each Fund’s annual meeting of stockholders in each year, the term of one class expires and Directors are elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board. A Director may be removed from office only for cause and only by a vote of the holders of at least 75% of the shares of the Fund entitled to be cast on the matter.

The affirmative vote of 75% of the entire Board of each Fund is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. The conversion also requires the affirmative vote of the holders of 75% of the votes entitled to be cast thereon by holders of the outstanding voting stock of the Fund, unless it is approved by a vote of 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the outstanding voting stock of the Fund. A “Continuing Director” is any member of the Board of a Fund who (i) is not a person or affiliate of a person, other than an investment company advised by the Fund’s initial investment manager or any of its affiliates, who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an “Interested Party”) and (ii) who has been a member of the Board since the commencement of the Fund’s operations, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of a Fund.

The affirmative votes of 75% of the entire Board and the holders of 75% of the outstanding voting stock of either Fund are required to adopt, approve, advise or authorize any of the following transactions:

(1) a merger, consolidation or statutory share exchange of the Fund with or into any other person;

(2) issuance or transfer by the Fund (in one or a series of transactions in any 12 month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (applicable to EDF only) issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and (applicable to EDF only) portfolio transactions effected by the Fund in the ordinary course of its business;

(3) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions effected by the Fund in the ordinary course of its business (EDF explicitly includes pledges of portfolio securities in connection with borrowings as part of this exception) (transactions described in clauses (1), (2) and (3) above being each a “Business Combination”);

(4) the voluntary liquidation or dissolution of the Fund or an amendment to the Fund’s Charter to terminate the Fund’s existence or any stockholder proposal to effect such liquidation, dissolution or amendment; or

(5) unless the 1940 Act or federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which stockholder approval is required under federal or Maryland law.

However, the 75% stockholder vote will not be required with respect to the foregoing transactions (other than those set forth in (5) above) if they are approved by a vote of 75% of the Continuing Directors. In that case, if Maryland law requires, the affirmative vote of a majority of the votes entitled to be cast shall be required.

The Board of each Fund has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interests of stockholders generally.

EDF’s By-Laws contain provisions the effects of which are to prevent matters, including nominations of Directors, from being considered at a stockholders’ meeting where the Fund has not received notice of the matters at least 60 days prior to the first anniversary of the preceding year’s annual meeting (or 10 days following the date on which public announcement of the date of such meeting is first made by the Fund if less the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the preceding year’s annual meeting date). Similarly, EMD’s By-Laws contain provisions the effects of which are to prevent matters, including nominations of Directors, from being considered at an annual meeting where the Fund has not received notice of the matters at least 60 days from the preceding year’s annual meeting date.

Reference is made to the Charter and By-Laws of each Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of a Fund in a tender offer or similar transaction. In the opinion of the Manager, however, these provisions offer several possible advantages. They may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives.

In any event, holders of each Fund’s Common Shares are entitled to one vote per Common Share, and each Common Share of each Fund has equal voting rights with all other outstanding Common Shares of that Fund.

Board Recommendation and Required Vote

The Merger in Proposal 1 has been approved by at least 75% of EMD’s “Continuing Directors,” as that term is defined in EMD’s Charter. Under EMD’s Charter, Proposal 1 must be approved by the holders of a majority of the outstanding EMD Common Shares. Approval of Proposal 1 will occur only if a sufficient number of votes at the Meeting are cast “FOR” that Proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” Proposal 1. Abstentions effectively result in a vote “AGAINST” Proposal 1. Any broker non-votes would effectively be treated as a vote “AGAINST” Proposal 1.

The Fund’s Board of Directors, including the Independent Directors, unanimously recommends that stockholders of the Fund vote “FOR” the approval of the Merger of EMD with and into EDF in accordance with the Maryland General Corporation Law.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (EMD)

Audit Fees. The aggregate fees billed for professional services rendered by KPMG for the audit of EMD’s annual financial statements for the fiscal years ended August 31, 2006 and August 31, 2007, or for services that are normally provided in connection with the statutory and regulatory filings or engagements in those fiscal years, were $51,000 and $54,000, respectively.

Audit Related Fees. The aggregate fees billed by KPMG in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund’s financial statements, other than the Audit Fees described above, for the fiscal years ended August 31, 2006 and August 31, 2007 were $9,412 and $0, respectively.

In addition, there were no Audit Related Fees billed in the year ended August 31, 2007 for assurance and related services by KPMG to LMPFA and any entity controlling, controlled by or under common control with LMPFA that provides ongoing services to the Fund (LMPFA and such other entities together, the “Service Affiliates”), that were related to the operations and financial reporting of the Fund. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to August 31, 2007 (prior to May 6, 2003 such services provided were not subject to pre-approval requirements).

Tax Fees. The aggregate fees billed by KPMG for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely regulated investment company qualification review, and tax distribution and analysis planning to the Fund for the fiscal years ended August 31, 2006 and August 31, 2007 were $6,535 and $5,150, respectively.

There were no fees billed by KPMG to the Service Affiliates for tax services for the period May 6, 2003 through December 31, 2007 that were required to be approved by the Fund’s Audit Committee.

All Other Fees. There were no other fees billed for other non-audit services rendered by KPMG to the Fund for the fiscal years ended August 31, 2006 and August 31, 2007.

There were no other non-audit services rendered by KPMG to the Service Affiliates requiring preapproval by the Audit Committee in the Reporting Period.

Generally, the Audit Committee must approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided to the Service Affiliates that relate directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee, but has not yet done so.

For the Fund, the percentage of fees that were approved by the Audit Committee with respect to Audit-Related Fees was 100% for the year ended August 31, 2006 and Tax Fees was 100% for the year ended August 31, 2006.

The Audit Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund and the Service Affiliates constitutes not more than 5% of the total amount of revenues paid to the Fund’s independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) LMPFA and (c) any entity controlling, controlled by or under common control with LMPFA that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate non-audit fees billed by KPMG for services rendered to the Fund and Service Affiliates for the fiscal years ended August 31, 2006 and August 31, 2007 were $0 and $0, respectively.

The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved by the Audit Committee (because they did not require pre-approval) is compatible with maintaining KPMG’s independence. All services provided by KPMG to the Fund or to the Service Affiliates that were required to be approved by the Audit Committee were pre-approved.

A representative of KPMG, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

STOCKHOLDER PROPOSALS AND OTHER STOCKHOLDER COMMUNICATIONS

All proposals by stockholders of EMD which are intended to be presented at the Fund’s 2009 Annual Meeting of Stockholders must be received by the Fund no later than August 7, 2009 to be included in EMD’s proxy statement relating to that meeting. Any stockholder who desires to present a proposal at the EMD’s 2009 Annual Meeting of Stockholders without including the proposal in the Fund’s proxy statement must deliver written notice of the proposal to the Chairman of EMD (addressed to c/o Legg Mason, 620 Eighth Avenue, 49th Floor, New York, NY 10018) during the period from September 6, 2009 to October 6, 2009. However, if the Fund’s 2009 Annual Meeting of Stockholders is held earlier than November 10, 2009 or later than February 6, 2010, such written notice must be delivered to the Secretary of the Fund during the period from 90 days before the date of the 2009 Annual Meeting of Stockholders to the later of 60 days prior to the date of the 2009 Annual Meeting of Stockholders or 10 days following the public announcement of the date of the 2009 Annual Meeting of Stockholders.

EMD’s Audit Committee has also established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Fund’s Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to EMD’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may by submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason

Compliance Department

620 Eighth Avenue, 49th Floor

New York, NY 10018

Complaints may also be submitted by telephone at 800-742-5274. Complaints submitted through this number will be received by the CCO.

EMD’s Audit Committee Chair may be contacted at:

Western Asset Emerging Markets Income Fund Inc.

Audit Committee Chair

c/o Robert K. Fulton, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103

Any stockholder who wishes to send any other communications to the Board of Directors should also deliver such communications to the Secretary of EMD at the address listed above. The Secretary is responsible for determining, in consultation with other officers of EMD, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

5% BENEFICIAL OWNERSHIP

At July 23, 2008 to the knowledge of management, no person owned of record or owned beneficially more than 5% of the Fund’s capital stock outstanding at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record shares equal to approximately 98.6% of the Fund’s outstanding shares.

OTHER BUSINESS

The Fund’s Board of Directors does not know of any other matter that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by EMD’s Board of Directors to be used at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Special Meeting and a proxy card, are first being mailed to EMD stockholders on or about September 12, 2008 or as soon as practicable thereafter.

Only stockholders of record of EMD at the close of business on July 23, 2008 are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. On July 23, 2008, there were 4,214,736 outstanding EMD Common Shares.

A quorum of EMD stockholders is required to take action at the Meeting. A majority of the outstanding EMD Common Shares entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election, who is an employee of the proxy solicitor engaged by EMD, will determine whether or not a quorum is present at the Meeting. The inspector of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

If you hold shares directly (not through a broker-dealer, bank or other financial intermediary) and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” Proposal 1.

Broker-dealer firms holding EMD Common Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. The NYSE has taken the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to Proposal 1. If a service agent is not a member of the NYSE, it may be permissible for the service agent to vote shares with respect to which it has not received specific voting instructions from its customers on Proposal 1. A signed proxy card or other authorization by a beneficial owner of EMD Common Shares that does not specify how the beneficial owner’s shares should be voted on a proposal will be deemed an instruction to vote such shares in favor of the applicable proposal.

If you hold EMD Common Shares through a service agent that has entered into a service agreement with EMD, the service agent may be the record holder of your EMD Common Shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a stockholder that does not specify how the stockholder’s shares should be voted on a proposal may be deemed to authorize a service agent to vote such shares in favor of the applicable proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

A stockholder may revoke a proxy at any time on or before the Meeting by either (1) submitting to the applicable Fund a subsequently dated proxy, (2) delivering to the applicable Fund a written notice of revocation (addressed to the Secretary at the principal executive office of the Fund at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting, at all times prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of each Proposal.

Even if you plan to attend the Meeting, we ask that you return the enclosed proxy card or vote by telephone or through the Internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

Photographic identification will be required for admission to the Meeting.

Proposal 1:

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The Merger in Proposal 1 has been approved by at least 75% of EMD’s “Continuing Directors,” as that term is defined in EMD’s Charter. The Merger in Proposal 1 must be approved by the holders of a majority of the outstanding EMD Common Shares.

•

Approval of Proposal 1 will occur only if a sufficient number of votes at the Meeting are cast “FOR” that Proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” Proposal 1. Abstentions effectively result in a vote “AGAINST” Proposal 1. Any broker non-votes would effectively be treated as a vote “AGAINST” Proposal 1.

Adjournments and Postponements

If the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the chairman of the Meeting may propose one or more adjournments or postponements of the Meeting in accordance with applicable law to permit further solicitation of proxies. If in the judgment of the chairman of the Meeting, it is advisable to defer action on one or more Proposals, the chairman of the Meeting may propose one or more adjournments of the Meeting with respect to the Proposal for a reasonable period or periods. The Meeting may be adjourned up to 120 days after the original record date for the Meeting without further notice other than announcement at the Meeting.

Appraisal Rights

Under the Maryland General Corporation Law, holders of EMD Common Shares are not entitled to appraisal rights in connection with the Merger.

EXPENSES OF PROXY SOLICITATION

The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be split between Legg Mason and its affiliates, EDF, and EMD. Legg Mason and its affiliates has agreed to bear 50% of the expenses incurred in connection with this solicitation of proxies. The remaining 50% will be borne by EDF and EMD in proportion to their respective total assets. These costs are estimated to be approximately $80,000. Proxies may also be solicited in-person, by telephone or by use of the mails by officers of the Fund, by regular employees of LMPFA, Western Asset or their affiliates or by other representatives of the Fund. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies and will be reimbursed by the Fund for such out-of-pocket expenses. In addition, the Fund has retained Computershare Fund Services Inc. (“Computershare”), 17 State Street, New York, New York 10004, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare will be paid approximately $12,400 for such solicitation services (including reimbursements of out-of-pocket expenses), which costs are to be borne by LMPFA. Computershare may solicit proxies personally and by telephone.

SERVICE PROVIDERS

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of each Fund.

American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, serves as each Fund’s dividend disbursing and transfer agent.

KPMG LLP, an independent registered public accounting firm, 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon each Fund’s financial statements and financial highlights for the fiscal year ended May 31, 2009 (EDF) and August 31, 2008 (EMD), respectively.

Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, serves as counsel to the Funds.

Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103, serves as counsel to each Fund’s Independent Directors.

Certain legal matters concerning the issuance of EDF Common Shares will be passed upon by DLA Piper US LLP, 6225 Smith Avenue, Baltimore, Maryland 21209.

INDEX OF APPENDICES

Appendix A: Form of Agreement and Plan of Merger

Appendix B: Description of Moody’s and S&P Ratings

Appendix C: Legg Mason Partners Fund Advisor, LLC—Proxy Voting Policy

APPENDIX A

FORM OF AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (“Agreement”) is made as of this              day of             , 2008, between Western Asset Emerging Markets Income Fund Inc. (the “Acquired Fund”), a Maryland corporation with its principal place of business at 55 Water Street, New York, New York 10041, and Western Asset Emerging Markets Income Fund II Inc. (the “Acquiring Fund”), a Maryland corporation with its principal place of business at 55 Water Street, New York, New York 10041.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a closed-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) that the Agreement shall constitute a “plan of reorganization” for purposes of the Code;

WHEREAS, the reorganization will consist of the merger of the Acquired Fund with and into the Acquiring Fund pursuant to the Maryland General Corporation Law (“MGCL”) as provided herein, and upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Acquired Fund currently owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Directors of the Acquiring Fund (the “Acquiring Fund Board”) has determined, with respect to the Acquiring Fund, that the Merger (as hereinafter defined) is in the best interests of the Acquiring Fund and its stockholders and that the interests of the existing stockholders of the Acquiring Fund will not be diluted as a result of this transaction;

WHEREAS, the Board of Directors of the Acquired Fund (the “Acquired Fund Board”) has determined, with respect to the Acquired Fund, that the Merger (as hereinafter defined) is in the best interests of the Acquired Fund and its stockholders and that the interests of the existing stockholders of the Acquired Fund will not be diluted as a result of this transactions;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, agree as follows:

1. BASIC TRANSACTION

1.1 The Merger. On and subject to the terms and conditions of this Agreement, the Acquired Fund will merge with and into the Acquiring Fund (the “Merger”) at the Effective Date (as defined in paragraph 1.3 below) in accordance with the MGCL. The Acquiring Fund shall be the surviving corporation and investment company. The Acquired Fund shall cease to exist as a separate corporation and investment company.

Each outstanding share of Acquired Fund Common Stock (as defined in paragraph 2.2(p), will be converted into an equivalent dollar amount (to the nearest one tenth of one cent) of full shares of Acquiring Fund Common Stock (as defined in paragraph 2.1(p)), based on the net asset value per share of each of the parties at 4:00 p.m. Eastern Time on the Business Day (as defined below) prior to the Effective Date (the “Valuation Time”). No fractional shares of Acquiring Fund Common Stock will be issued to the holders of Acquired Fund Common Stock. In lieu thereof, the Acquiring Fund will purchase all fractional shares of Acquiring Fund Common Stock at the current net asset value per share of the Acquiring Fund Common Stock for the account of all holders of fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such purchase. The Effective Date and the Business Day prior to it must each be a day on which the New York Stock Exchange is open for trading (a “Business Day”).

From and after the Effective Date, the Acquiring Fund shall possess all of the properties, assets, rights, privileges and powers and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of the Acquired Fund, all as provided under Maryland law.

1.2 Actions at Closing. At the closing of the transactions contemplated by this Agreement (the “Closing”) on the date thereof (the “Closing Date”), (i) the Acquired Fund will deliver to the Acquiring Fund the various certificates and documents referred to in Article 6 below, (ii) the Acquiring Fund will deliver to the Acquired Fund the various certificates and documents referred to in Article 5 below, and (iii) the Acquired Fund and the Acquiring Fund will file jointly with the State Department of Assessments and Taxation of Maryland (the “Department”) articles of merger (the “Articles of Merger”) and make all other filings or recordings required by Maryland law in connection with the Merger.

1.3 Effect of Merger. Subject to approval by the stockholders of the Acquired Fund, and to the other terms and conditions described herein, the Merger shall become effective at such time as the Articles of Merger are accepted for record by the Department or at such later time, not to exceed 30 days after such acceptance, as is specified in the Articles of Merger (the “Effective Date”), and the separate corporate existence of the Acquired Fund shall cease. As promptly as practicable after the Merger, the Acquired Fund shall delist the Acquired Fund Common Stock from the New York Stock Exchange (“NYSE”) and its registration under the 1940 Act shall be terminated. Any reporting responsibility of the Acquired Fund is, and shall remain, the responsibility of the Acquired Fund up to and including the Effective Date.

2. REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of the Acquiring Fund. The Acquiring Fund represents and warrants to the Acquired Fund that the statements contained in this paragraph 2.1 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Acquiring Fund represents and warrants to, and agrees with, the Acquired Fund that:

(a) The Acquiring Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-07686) and such registration has not been revoked or rescinded and is in full force and effect. The Acquiring Fund has elected and qualified for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851–855 of the Code at all times since its inception. The Acquiring Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund.

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result, in violation of the laws of the State of Maryland or of the charter of the Acquiring Fund (the “Acquiring Fund Charter”) or the Bylaws, as amended, of the Acquiring Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(e) The Acquired Fund has been furnished with a statement of assets, liabilities and capital and a schedule of investments of the Acquiring Fund, each as of May 31, 2008, said financial statements having been examined by KPMG LLP, independent public accountants. These financial statements are in accordance with generally accepted accounting principles applied on a consistent basis (“GAAP”) and present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(f) The Acquired Fund has been furnished with the Acquiring Fund’s Annual Report to Stockholders for the year ended May 31, 2008.

(g) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Acquiring Fund Board, and, subject to stockholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the Registration Statement (as defined in paragraph 2.1(n) below) or will not be otherwise disclosed to the Acquired Fund prior to the Effective Date.

(j) Since May 31, 2008, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet with GAAP other than those shown on the Acquiring Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since May 31, 2008, and those incurred in connection with the Merger. Prior to the Effective Date, the Acquiring Fund will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this paragraph 2.1(j), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio or the discharge of the Acquiring Fund liabilities will not constitute a material adverse change.

(k) All federal and other tax returns and information reports of the Acquiring Fund required by law to have been filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

(l) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a RIC and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net realized capital gain (as defined in the Code) that has accrued through the Effective Date.

(m) The Acquiring Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(n) The registration statement filed with the Securities and Exchange Commission (the “SEC”) by the Acquiring Fund on Form N-14 relating to the Acquiring Fund Common Stock to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended, the “Registration Statement”), on the effective date of the Registration Statement, at the time of the stockholders’ meeting referred to in Article 4 of this Agreement and at the Effective Date, insofar as it relates to the Acquiring Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 2.1(n) shall not apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement.

(o) All issued and outstanding shares of Acquiring Fund Common Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws,

(ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Acquiring Fund Common Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Acquiring Fund Common Stock.

(p) The Acquiring Fund is authorized to issue 100,000,000 shares of capital stock, par value $0.001 per share, all of which shares are classified as Common Stock (the “Acquiring Fund Common Stock”); each outstanding share of which is fully paid, non-assessable and has full voting rights.

(q) The offer and sale of the shares of Acquiring Fund Common Stock to be issued pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

(r) At or prior to the Effective Date, the Acquiring Fund will have obtained any and all regulatory, board and stockholder approvals necessary to issue the shares of Acquiring Fund Common Stock to be issued pursuant to this Agreement.

(s) The books and records of the Acquiring Fund made available to the Acquired Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(t) The Acquiring Fund Board has not adopted a resolution electing to be subject to the Maryland Business Combination Act or the Maryland Control Share Acquisition Act.

2.2 Representations and Warranties of the Acquired Fund. The Acquired Fund represents and warrants to the Acquiring Fund that the statements contained in this paragraph 2.2 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Acquired Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Acquired Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquired Fund is duly registered under the 1940 Act as a closed-end, non-diversified management investment company (File No. 811-07066), and such registration has not been revoked or rescinded and is in full force and effect. The Acquired Fund has elected and qualified for the special tax treatment afforded RICs under Sections 851–855 of the Code at all times since its inception. The Acquired Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Fund.

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the 1933 Act, the 1934 Act and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

(d) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in violation of the laws of the State of Maryland or of the charter of the Acquired Fund (the “Acquired Fund Charter”), or the Bylaws, as amended, of the Acquired Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(e) The Acquiring Fund has been furnished with a statement of assets, liabilities and capital and a schedule of investments of the Acquired Fund, each as of the fiscal year ended August 31, 2008, said financial statements having been examined by KPMG LLP, independent public accountants. These financial statements are in accordance with GAAP and present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(f) The Acquiring Fund has been furnished with the Acquired Fund’s Annual Report to Stockholders for the fiscal year ended August 31, 2008.

(g) The Acquired Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Acquired Fund Board, and, subject to stockholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the Registration Statement or will not be otherwise disclosed to the Acquiring Fund prior to the Effective Date.

(j) Since February 28, 2008, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet in accordance with GAAP other than those shown on the Acquired Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since February 28, 2008, and those incurred in connection with the Merger. Prior to the Effective Date, the Acquired Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this paragraph 2.2(j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio or the discharge of the Acquired Fund liabilities will not constitute a material adverse change.

(k) All federal and other tax returns and information reports of the Acquired Fund required by law to have been filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

(l) For each taxable year of its operation (including the taxable year ending on the Effective Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a RIC and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net realized capital gain (as defined in the Code) that has accrued through the Effective Date.

(m) The Acquired Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(n) The Registration Statement, on the effective date of the Registration Statement, at the time of the stockholders’ meetings referred to in Article 4 of this Agreement and at the Effective Date, insofar as it relates to the Acquired Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 2.2(n) shall only apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Registration Statement.

(o) All issued and outstanding shares of Acquired Fund Common Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and

(iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 4.7. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Acquired Fund Common Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Acquired Fund Common Stock.

(p) The Acquired Fund is authorized to issue 100,000,000 shares of capital stock, par value $0.001 per share, all of which shares are classified as Common Stock (the “Acquired Fund Common Stock”), each outstanding share of which is fully paid, non-assessable and has full voting rights.

(q) The books and records of the Acquired Fund made available to the Acquiring Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(r) The Acquired Fund Board has not adopted a resolution electing to be subject to the Maryland Business Combination Act or the Maryland Control Share Acquisition Act.

3. CONVERSION TO THE ACQUIRING FUND COMMON STOCK

3.1 Conversion.

(a) Subject to the requisite approval of the stockholders of the parties, and the other terms and conditions contained herein, at the Effective Date, each share of Acquired Fund Common Stock will be converted into an equivalent dollar amount (to the nearest one tenth of one cent) of full shares of Acquiring Fund Common Stock, computed based on the net asset value per share of each of the parties at the Valuation Time.

(b) No fractional shares of Acquiring Fund Common Stock will be issued to the holders of Acquired Fund Common Stock. In lieu thereof, the Acquiring Fund will purchase all fractional shares of Acquiring Fund Common Stock at the current net asset value per share of Acquiring Fund Common Stock for the account of all holders of fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such purchase.

3.2 Computation of Net Asset Value. The net asset value per share of the Acquired Fund Common Stock and the Acquiring Fund Common Stock shall be determined as of the Valuation Time, and no formula will be used to adjust the net asset value per share so determined of either of the parties’ common stock to take into account differences in realized and unrealized gains and losses. The value of the assets of the Acquired Fund to be transferred to the Acquiring Fund shall be determined by the Acquiring Fund pursuant to the principles and procedures consistently utilized by the Acquiring Fund in valuing its own assets and determining its own liabilities for purposes of the Merger, which principles and procedures are substantially similar to those employed by the Acquired Fund when valuing its own assets and determining its own liabilities. Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Acquired Fund and shall be confirmed in writing by the Acquiring Fund to the Acquired Fund. The net asset value per share of Acquiring Fund Common Stock shall be determined in accordance with such procedures, and the Acquiring Fund shall certify the computations involved.

3.3 Issuance of the Acquiring Fund Common Stock. The Acquiring Fund shall issue to the holders of Acquired Fund Common Stock separate certificates or share deposit receipts for Acquiring Fund Common Stock by delivering the certificates or share deposit receipts evidencing ownership of Acquiring Fund Common Stock to American Stock Transfer & Trust Company, as the transfer agent and registrar for the Acquiring Fund Common Stock.

3.4 Surrender of the Acquired Fund Stock Certificates. With respect to any holder of Acquired Fund Common Stock holding certificates representing shares of Acquired Fund Common Stock as of the Effective Date, and subject to the Acquiring Fund being informed thereof in writing by the Acquired Fund, the Acquiring Fund will not permit such stockholder to receive new certificates evidencing ownership of Acquiring Fund Common Stock until such stockholder has surrendered his or her outstanding certificates evidencing ownership of Acquired Fund Common Stock or, in the event of lost certificates, posted adequate bond. The Acquired Fund will request its stockholders to surrender their outstanding certificates representing shares of Acquired Fund Common Stock or post adequate bond therefor. Dividends payable to holders of record of shares of Acquiring Fund Common Stock as of any date after the Effective Date and prior to the exchange of certificates by any holder of Acquired Fund Common Stock shall be paid to such stockholder, without interest; however, such dividends shall not be paid unless and until such stockholder surrenders his or her certificates representing shares of Acquired Fund Common Stock for exchange.

4. COVENANTS

4.1 Operations in the Normal Course. Each party covenants to operate its business in the ordinary course between the date hereof and the Effective Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) in the case of the Acquired Fund, preparing for its deregistration, except that the distribution of dividends pursuant to paragraph 6.6 of this Agreement shall not be deemed to constitute a breach of the provisions of this paragraph 4.1.

4.2 Stockholders’ Meeting.

(a) The Acquired Fund shall hold a meeting of its stockholders for the purpose of considering the Merger as described herein, which meeting has been called for October 17, 2008, and any adjournments or postponements thereof.

(b) The Acquired Fund has mailed to each of its stockholders of record entitled to vote at the meeting of stockholders at which action is to be considered regarding the Merger in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

4.3 Articles of Merger. The parties agree that, as soon as practicable after satisfaction of all conditions to the Merger, they will jointly file executed Articles of Merger with the Department and make all other filings or recordings required by Maryland law in connection with the Merger.

4.4 Regulatory Filings.

(a) The Acquired Fund undertakes that, if the Merger is consummated, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Acquired Fund has ceased to be a registered investment company.

(b) The Acquiring Fund has filed the Registration Statement with the SEC, which has become effective. The Acquired Fund agrees to cooperate fully with the Acquiring Fund, and has furnished to the Acquiring Fund the information relating to itself as set forth in the Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws.

4.5 Preservation of Assets. The Acquiring Fund agrees that it has no plan or intention to sell or otherwise dispose of the assets of the Acquired Fund to be acquired in the Merger, except for dispositions made in the ordinary course of business.

4.6 Tax Matters. Each of the parties agrees that by the Effective Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the parties agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Effective Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for its final taxable year and for all prior taxable periods. Any information obtained under this paragraph 4.6 shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Effective Date, the Acquiring Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed and provided to required persons by the Acquired Fund with respect to its final taxable years ending with the Effective Date and for any prior periods or taxable years for which the due date for such return has not passed as of the Effective Date and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities and provided to required persons. Notwithstanding the aforementioned provisions of this paragraph 4.6, any expenses incurred by the Acquiring Fund (other than for payment of taxes) in excess of any accrual for such expenses by the Acquired Fund in connection with the preparation and filing of said tax returns and Forms 1099 after the Effective Date shall be borne by the Acquiring Fund. The Acquiring Fund and the Acquired Fund will (i) use all reasonable best efforts to cause the Merger to constitute a reorganization under Section 368(a) of the Code and (ii) shall execute and deliver officer’s certificates containing appropriate representations at such time or times as may be reasonably requested by counsel, including the effective date of the Registration Statement and the Closing Date, for purposes of rendering opinions with respect to the tax treatment of the Merger.

4.7 Stockholder List. Prior to the Effective Date, the Acquired Fund shall have made arrangements with its transfer agent to deliver to the Acquiring Fund a list of the names and addresses of all of the holders of record of Acquired Fund

Common Stock on the Effective Date and the respective number of shares of Acquired Fund Common Stock owned by each such stockholder, certified by the Acquired Fund’s transfer agent or President to the best of their knowledge and belief.

4.8 Delisting, Termination of Registration as an Investment Company. The Acquired Fund agrees that the (i) delisting of the shares of the Acquired Fund with the NYSE and (ii) termination of its registration as a RIC will be effected in accordance with applicable law as soon as practicable following the Effective Date.

5. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the following conditions:

5.1 Certificates and Statements by the Acquiring Fund.

(a) The Acquiring Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since May 31, 2008, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) The Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Date, all representations and warranties made by the Acquiring Fund in this Agreement are true and correct in all material respects as if made at and as of such date and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

(c) The Acquiring Fund shall have delivered to the Acquired Fund a letter from KPMG LLP, dated the Effective Date, stating that such firm has performed a limited review of the federal, state and local income tax returns for the period ended May 31, 2008, and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal, state and local income taxes of the Acquiring Fund for the period covered thereby; and that for the period from May 31, 2008 to and including the Effective Date, such firm has performed a limited review to ascertain the amount of such applicable federal, state and local taxes, and has determined that either such amount has been paid or reserves established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of federal, state and local taxes for the period from May 31, 2008, to and including the Effective Date or that the Acquiring Fund would not continue to qualify as a RIC for federal income tax purposes.

5.2 Absence of Litigation. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

5.3 Legal Opinion. The Acquired Fund shall have received an opinion of Simpson Thacher & Bartlett LLP, as counsel to the Acquiring Fund, in form and substance reasonably satisfactory to the Acquired Fund and dated the Effective Date, to the effect that:

(i) the Acquiring Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and in good standing with the Department;

(ii) the Acquiring Fund has the corporate power to carry on its business as a closed-end investment company registered under the 1940 Act;

(iii) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquired Fund, constitutes a valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms;

(iv) to such counsel’s knowledge, no consent, approval, authorization or order of any United States federal or Maryland or New York state court or governmental authority is required for the consummation by the Acquiring Fund of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and the published rules and regulations of the SEC thereunder and under Maryland law, New York law and such as may be required under state securities or blue sky laws;

(v) the Registration Statement has become effective under the 1933 Act and the combined Proxy Statement and Prospectus was filed on [            ], 2008 pursuant to Rule 497(c) of the rules and regulations of the SEC under the 1933 Act and, to such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or proceeding for that purpose has been instituted or threatened by the SEC;

(vi) to such counsel’s knowledge, there are no statutes, legal or governmental proceedings or contracts to which the Acquiring Fund is a party or by which it is bound required to be described in the Registration Statement which are not described therein or, if required to be filed, filed as required;

(vii) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Acquiring Fund Charter, the Bylaws, as amended, or any agreement set forth in a schedule to the opinion, which the Acquiring Fund has advised such counsel are all material contracts to which the Acquiring Fund is a party or by which it is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; and

(viii) to such counsel’s knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against the Acquiring Fund.

In giving the opinion set forth above, Simpson Thacher & Bartlett LLP may state that it is relying on certificates of officers of the Acquiring Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the Acquiring Fund and on the opinion of DLA Piper US LLP as to matters of Maryland law.

5.4 Auditors’ Consent and Certification. The Acquired Fund shall have received from KPMG LLP a letter to the effect that (i) they are independent public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; and (ii) in their opinion, the financial statements and supplementary information of the Acquiring Fund incorporated by reference in the Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

5.5 Regulatory Orders. The Acquiring Fund shall have received from any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

5.6 Satisfaction of the Acquired Fund. All proceedings taken by the Acquiring Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the following conditions:

6.1 Certificates and Statements by the Acquired Fund.

(a) The Acquired Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since February 28, 2008, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) The Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Dates, all representations and warranties made by the Acquired Fund in this Agreement are true and correct in all material respects as if made at and as of such date and that the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

(c) The Acquired Fund shall have delivered to the Acquiring Fund a letter from KPMG LLP, dated the Effective Date, stating that such firm has performed a limited review of the federal, state and local income tax returns for the period ended August 31, 2008, and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal, state and local income taxes of the Acquired Fund for the period covered thereby; and that for the period from August 31, 2008 to and including the Effective Date and for any taxable year ending upon the Effective Date, such firm has performed a limited review to ascertain the amount of such applicable federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of federal, state and local taxes for the period from August 31, 2008, to and including the Effective Date and for any taxable year ending upon the Effective Date or that the Acquired Fund would not continue to qualify as a RIC for federal income tax purposes.

6.2 Absence of Litigation. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

6.3 Legal Opinion. The Acquiring Fund shall have received an opinion of Simpson Thacher & Bartlett LLP, as counsel to the Acquired Fund, in form and substance reasonably satisfactory to the Acquiring Fund and dated the Effective Date, to the effect that:

(i) the Acquired Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and in good standing with the Department;

(ii) the Acquired Fund has the corporate power to carry on its business as a closed-end investment company registered under the 1940 Act;

(iii) the Agreement has been duly authorized, executed and delivered by the Acquired Fund, and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Fund, constitutes a valid and legally binding obligation of the Acquired Fund enforceable in accordance with its terms;

(iv) to such counsel’s knowledge, no consent, approval, authorization or order of any United States federal or Maryland or New York state court or governmental authority is required for the consummation by the Acquired Fund of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and the published rules and regulations of the SEC thereunder and under Maryland law, New York law and such as may be required under state securities or blue sky laws;

(v) to such counsel’s knowledge, there are no statutes, legal or governmental proceedings or contracts to which the Acquired Fund is a party or by which it is bound required to be described in the Registration Statement which are not described therein or, if required to be filed, filed as required;

(vi) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Acquired Fund Charter, the Bylaws, as amended, or any agreement set forth in a schedule to the opinion, which the Acquired Fund has advised such counsel are all material contracts to which the Acquired Fund is a party or by which it is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; and

(vii) to such counsel’s knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against the Acquired Fund.

In giving the opinion set forth above, Simpson Thacher & Bartlett LLP may state that it is relying on certificates of officers of the Acquired Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the Acquired Fund and on the opinion of DLA Piper US LLP, as to matters of Maryland law.

6.4 Auditor’s Consent and Certification. The Acquiring Fund shall have received from KPMG LLP a letter to the effect that (i) they are independent public accountants with respect to the Acquired Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; and (ii) in their opinion, the financial statements and supplementary information of the Acquired Fund included or incorporated by reference in the Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

6.5 Satisfaction of the Acquiring Fund. All proceedings taken by the Acquired Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

6.6 Dividends. Prior to the Effective Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders substantially all of its net investment income that has accrued through the Effective Date, if any, and substantially all of its net capital gain, if any, realized through the Effective Date.

6.7 Custodian’s Certificate. The Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

6.8 Books and Records. The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Effective Date, (ii) a certificate setting forth the number of shares of Acquired Fund Common Stock outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such stockholder.

7. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

7.1 Approval of Merger. The Merger shall have been approved by the affirmative vote of the holders of a majority of the issued and outstanding shares of the Acquired Fund Common Stock entitled to vote thereon; the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolutions approving this Agreement adopted by the Acquiring Fund Board, certified by its secretary; the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Acquired Fund Board and the Acquiring Fund’s stockholders, certified by its secretary.

7.2 Regulatory Filings.

(a) Any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the transactions contemplated hereby shall have expired or been terminated.

(b) The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Acquired Fund or would prohibit the Merger.

(c) On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Fund or the Acquiring Fund from completing the transactions contemplated by this Agreement.

7.3 Consents. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

7.4 Registration Statement. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

7.5 Tax Opinion. The parties shall have received the opinion of Simpson Thacher & Bartlett LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations made by the Acquired Fund, the Acquiring Fund and their respective authorized officers:

(i) the Merger as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and that the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) except for consequences regularly attributable to a termination of the Acquired Fund’s taxable year, no gain or loss will be recognized to the Acquired Fund as a result of the Merger or upon the conversion of shares of Acquired Fund Common Stock to shares of Acquiring Fund Common Stock;

(iii) no gain or loss will be recognized to the Acquiring Fund as a result of the Merger or upon the conversion of shares of Acquired Fund Common Stock to shares of Acquiring Fund Common Stock;

(iv) no gain or loss will be recognized to the stockholders of the Acquired Fund upon the conversion of their shares of Acquired Fund Common Stock to shares of Acquiring Fund Common Stock, except to the extent such stockholders are paid cash in lieu of fractional shares of Acquiring Fund Common Stock in the Merger;

(v) the tax basis of the Acquired Fund assets in the hands of the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the Merger;

(vi) immediately after the Merger, the aggregate tax basis of the Acquiring Fund Common Stock received by each holder of Acquired Fund Common Stock in the Merger (including that of fractional share interests purchased by the Acquiring Fund) will be equal to the aggregate tax basis of the shares of Acquired Fund Common Stock owned by such stockholder immediately prior to the Merger;

(vii) a stockholder’s holding period for Acquiring Fund Common Stock (including that of fractional share interests purchased by the Acquiring Fund) will be determined by including the period for which he or she held shares of Acquired Fund Common Stock converted pursuant to the Merger, provided that such shares of Acquired Fund Common Stock were held as capital assets;

(viii) the Acquiring Fund’s holding period with respect to the Acquired Fund’s assets transferred will include the period for which such assets were held by the Acquired Fund; and

(ix) the payment of cash to the holders of Acquired Fund Common Stock in lieu of fractional shares of Acquiring Fund Common Stock will be treated as though such fractional shares were distributed as part of the Merger and then redeemed by the Acquiring Fund with the result that the holder of Acquired Fund Common Stock will generally have a capital gain or loss to the extent the cash distribution differs from such stockholder’s basis allocable to the fractional shares of Acquiring Fund Common Stock.

The delivery of such opinion is conditioned upon the receipt by Simpson Thacher & Bartlett LLP of representations it shall request of the Acquiring Fund and the Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this paragraph 7.5.

7.6 Assets and Liabilities. The assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund shall not include any assets or liabilities which the Acquiring Fund, by reason of limitations in its Registration Statement or the Acquiring Fund Charter, may not properly acquire or assume. The Acquiring Fund does not anticipate that there will be any such assets or liabilities but the Acquiring Fund will notify the Acquired Fund if any do exist and will reimburse the Acquired Fund for any reasonable transaction costs incurred by the Acquired Fund for the liquidation of such assets and liabilities.

8. INDEMNIFICATION

8.1 The Acquiring Fund. The Acquiring Fund, out of its assets and property, agrees to indemnify and hold harmless the Acquired Fund and the members of the Acquired Fund Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the members of the Acquiring Fund Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

8.2 The Acquired Fund. The Acquired Fund, out of its assets and property, agrees to indemnify and hold harmless the Acquiring Fund and the members of the Acquiring Fund Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or the members of the Acquired Fund Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9. BROKER FEES AND EXPENSES

9.1 No Broker Fees. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 Payment of Expenses. Half of all expenses incurred in connection with the Merger of the Acquiring Fund and the Acquired Fund will be borne by the Acquiring Fund and the Acquired Fund in proportion to their respective total assets in the event the Merger is consummated. The other 50% of all expenses incurred in connection with the Merger of the Acquiring Fund and the Acquired Fund will be borne by Legg Mason, Inc. and its affiliates. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of the Registration Statement, proxy solicitation expenses, SEC registration fees, and NYSE listing fees. Neither of the Acquiring Fund and the Acquired Fund owes any broker’s or finder’s fees in connection with the transactions provided for herein.

10. COOPERATION FOLLOWING EFFECTIVE DATE

In case at any time after the Effective Date any further action is necessary to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as the other party may reasonably request, all at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification as described below). The Acquired Fund acknowledges and agrees that from and after the Effective Date, the Acquiring Fund shall be entitled to possession of all documents, books, records, agreements and financial data of any sort pertaining to the Acquired Fund.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 Entire Agreement. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 Survival of Warranties. The covenants to be performed after the Closing by both the Acquiring Fund and the Acquired Fund, and the obligations of the Acquiring Fund in Article 8, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION AND WAIVERS

12.1 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of either the Acquiring Fund Board or the Acquired Fund Board, if circumstances should develop that, in the opinion of that board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. Any such termination resolution to be effective shall be promptly communicated to the other party and, in any event, prior to the Closing Date. In the event of termination of this Agreement pursuant to the provisions hereof, the Agreement shall become void and have no further effect, and there shall not be any liability hereunder on the part of either of the parties or their respective board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.2 Waiver. At any time prior to the Effective Date, any of the terms or conditions of this Agreement may be waived by either the Acquired Fund Board or the Acquiring Fund Board (whichever is entitled to the benefit thereof), if, in the judgment of such board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the stockholders of their respective fund, on behalf of which such action is taken.

13. TRANSFER RESTRICTION

Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Merger is, to its knowledge, an affiliate of a party to the Merger pursuant to Rule 145(c), the Acquiring Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO WESTERN ASSET EMERGING MARKETS INCOME FUND II INC. (OR ITS STATUTORY SUCCESSOR) UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to the Acquiring Fund’s transfer agent with respect to such shares. The Acquired Fund will provide the Acquiring Fund on the Effective Date with the name of any Acquired Fund Stockholder who is to the knowledge of the Acquired Fund an affiliate of it on such date.

14. MATERIAL PROVISIONS

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund stockholders called by the Acquired Fund pursuant to paragraph 4.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of shares of Acquiring Fund Common Stock to be issued to the holders of Acquired Fund Common Stock under this Agreement to the detriment of such stockholders without their further approval.

16. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Entity or the Acquired Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

17. ENFORCEABILITY; HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

17.1 Enforceability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

17.2 Headings. The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

17.3 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

17.4 Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

17.5 Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.		WESTERN ASSET EMERGING MARKETS INCOME FUND II INC.

By:		By:
	Name:		Name:
	Title:		Title:

APPENDIX B

DESCRIPTION OF MOODY’S AND S&P RATINGS

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”)—Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

B-1

Caa	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch Ratings Service.

Short-Term Security Ratings:
SP-1	Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	Moody’s highest rating for issues having a demand feature—VRDO.

MIG1	Moody’s highest rating for short-term municipal obligations.

P-1	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

B-2

APPENDIX C

LEGG MASON PARTNERS FUND ADVISOR, LLC

Proxy Voting Policy

LMPFA delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

C-1

Western Asset Emerging Markets Income Fund II Inc.

STATEMENT OF ADDITIONAL INFORMATION

September 12, 2008

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated September 12, 2008, relating specifically to the proposed merger of Western Asset Emerging Markets Income Fund Inc. (“EMD”) with and into Western Asset Emerging Markets Income Fund II Inc. (“EDF,” and together with EMD, the “Funds”) in accordance with the Maryland General Corporation Law (the “Merger”). You may obtain a copy of the Proxy Statement/Prospectus to by contacting Legg Mason Shareholder Services at 800-822-5544, by writing EDF at the address listed above or by visiting our website at www.leggmason.com/cef. The Merger is to occur pursuant to an Agreement and Plan of Merger. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

GENERAL INFORMATION

A Special Meeting of Stockholders of EMD, at which EMD stockholders will consider the Merger, will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Monday, October 17, 2008 at 4:00 p.m., Eastern Standard Time. For further information about the Merger, see the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS

The Statement of Additional Information related to the Proxy Statement/Prospectus dated September 12, 2008 consists of this cover page, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the SEC and is incorporated by reference herein:

The financial statements of each Fund as included in the Funds’ Annual Reports filed for the last-completed fiscal year and semi-annual period, if applicable, for each Fund:

•	Western Asset Emerging Markets Income Fund II Inc., Annual Report to Stockholders for the Fiscal Year Ended May 31, 2008, filed on August 7, 2008 (accession no. 0001104659-08-050830).

•	Western Asset Emerging Markets Income Fund Inc., Semi-Annual Report to Stockholders for the Semi-Annual Period Ended February 29, 2008, filed on May 5, 2008 (accession no. 0001104659-08-029949).

•	Western Asset Emerging Markets Income Fund Inc., Annual Report to Stockholders for the Fiscal Year Ended August 31, 2007, filed on November 8, 2007 (accession no. 0001104659-07-081146).

PRO FORMA FINANCIAL STATEMENTS

Shown below are the financial statements for each Fund and pro forma financial statements for the combined Fund. The first table presents the Schedule of Investments for each Fund and pro forma figures for the combined Fund, assuming the merger was consummated as of May 31, 2008. The second table presents the Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund, assuming the merger was consummated as of May 31, 2008. The third table presents the Statements of Operations for each Fund and estimated pro forma figures for the combined Fund, assuming the merger was consummated as of June 1, 2007. These tables are followed by the Notes to the Pro Forma Financial Statements.

Because the securities in which Western Asset Emerging Markets Income Fund Inc. (“EMD”) may invest are permissible for investments under the investment objectives and policies of Western Asset Emerging Markets Income Fund II Inc. (“EDF”), the sale of EMD portfolio securities in connection with the merger will be minimal and there will be no adverse tax consequences as a result of these sales.

Pro Forma Combined Schedule of Investments

Western Asset Emerging Markets Income Fund and Western Asset Emerging Markets Income Fund II

As of May 31, 2008 (unaudited)

Western Asset Emerging Markets Income Fund	Western Asset Emerging Markets Income Fund II	Pro Forma Combined Western Asset Emerging Markets Income Fund II			Western Asset Emerging Markets Income Fund	Western Asset Emerging Markets Income Fund II	Pro Forma Adjustments	Pro Forma Combined Western Asset Emerging Markets Income Fund II
Face Amount†	Face Amount†	Face Amount†		Security	Value	Value	Value	Value
SOVEREIGN BONDS — 48.6%

Argentina — 4.0%
				Republic of Argentina:
	2,000,000	2,000,000	DEM	10.250% due 2/6/03 (a)		$501,113		$501,113
	1,000,000	1,000,000	DEM	9.000% due 9/19/03 (a)		234,648		234,648
500,000	3,000,000	3,500,000	DEM	7.000% due 3/18/04 (a)	$120,108	720,648		840,756
	3,875,000	3,875,000	DEM	8.500% due 2/23/05 (a)		950,872		950,872
	5,400,000	5,400,000	DEM	11.250% due 4/10/06 (a)		1,331,529		1,331,529
1,000,000		1,000,000	EUR	9.000% due 4/26/06 (a)	466,710			466,710
	1,000,000	1,000,000	DEM	11.750% due 5/20/11 (a)		246,579		246,579
550,000		550,000	EUR	9.000% due 7/6/10 (a)	241,717			241,717
	8,800,000	8,800,000	DEM	12.000% due 9/19/16 (a)		2,064,903		2,064,903
950,000		950,000	DEM	11.750% due 11/13/26 (a)	221,027			221,027
670,192	3,501,022	4,171,214	ARS	5.830% due 12/31/33 (c)	191,412	999,918		1,191,330
				Bonds:
365,400	2,357,769	2,723,169	ARS	2.000% due 1/3/10 (c)	259,045	1,671,506		1,930,551
34,000	591,000	625,000		7.000% due 9/12/13	26,998	469,287		496,285
				GDP Linked Securities:
600,000	3,200,000	3,800,000	EUR	1.262% due 12/15/35 (c)	84,008	448,042		532,050
490,000	2,705,000	3,195,000		1.318% due 12/15/35 (c)	53,287	294,169		347,456
10,662,020	57,059,503	67,721,523	ARS	1.383% due 12/15/35 (c)	294,915	1,578,287		1,873,202
				Medium-Term Notes:
500,000,000	6,000,000,000	6,500,000,000	ITL	7.000% due 3/18/04 (a)	121,524	1,458,283		1,579,807
	3,000,000,000	3,000,000,000	ITL	5.002% due 7/13/05 (a)		698,992		698,992
	1,000,000,000	1,000,000,000	ITL	7.625% due 8/11/07 (a)		237,011		237,011
1,000,000		1,000,000	EUR	10.000% due 2/22/07 (a)	490,046			490,046
	625,000	625,000	DEM	8.000% due 10/30/09 (a)		143,672		143,672

				Total Argentina	2,570,797	14,049,459		16,620,256

Western Asset Emerging Markets Income Fund	Western Asset Emerging Markets Income Fund II	Pro Forma Combined Western Asset Emerging Markets Income Fund II			Western Asset Emerging Markets Income Fund	Western Asset Emerging Markets Income Fund II	Pro Forma Adjustments	Pro Forma Combined Western Asset Emerging Markets Income Fund II
Face Amount†	Face Amount†	Face Amount†		Security	Value	Value	Value	Value
Brazil — 11.5%
				Brazil Nota do Tesouro Nacional:
1,000	1,000	2,000	BRL	10.000% due 1/1/10	$579	$579		$1,158
8,243,000	47,854,000	56,097,000	BRL	10.000% due 7/1/10 (d)	4,703,245	27,304,270		32,007,515
1,433,000	7,616,000	9,049,000	BRL	10.000% due 1/1/12	789,238	4,194,581		4,983,819
1,018,000	5,770,000	6,788,000	BRL	6.000% due 5/15/17	1,009,617	5,722,486		6,732,103
505,000	3,042,000	3,547,000		Federative Republic of Brazil, 7.125% due 1/20/37	593,375	3,574,350		4,167,725
	1,000	1,000		Collective Action Securities, Notes, 8.000% due 1/15/18		1,143		1,143

				Total Brazil	7,096,054	40,797,409		47,893,463

Colombia — 3.0%
				Republic of Colombia:
	1,632,000	1,632,000		7.375% due 1/27/17		1,858,440		1,858,440
1,700,000	7,711,000	9,411,000		7.375% due 9/18/37	1,935,875	8,780,901		10,716,776

				Total Colombia	1,935,875	10,639,341		12,575,216

Ecuador — 1.4%
877,000	4,840,000	5,717,000		Republic of Ecuador, 10.000% due 8/15/30 (e)	890,155	4,912,600		5,802,755

Egypt — 0.5%
1,460,000	11,070,000	12,530,000	EGP	Arab Republic of Egypt, 8.750% due 7/18/12 (e)	272,342	2,064,951		2,337,293

Gabon — 0.5%
317,000	1,843,000	2,160,000		Gabonese Republic, 8.200% due 12/12/17 (e)	340,379	1,978,921		2,319,300

Indonesia — 2.2%
				Republic of Indonesia:
4,928,000,000	28,181,000,000	33,109,000,000	IDR	10.250% due 7/15/22	439,185	2,511,501		2,950,686
3,799,000,000	21,153,000,000	24,952,000,000	IDR	11.000% due 9/15/25	353,847	1,970,233		2,324,080
3,120,000,000	17,914,000,000	21,034,000,000	IDR	10.250% due 7/15/27	271,461	1,558,637		1,830,098
3,727,000,000	21,312,000,000	25,039,000,000	IDR	9.750% due 5/15/37	300,208	1,716,674		2,016,882

				Total Indonesia	1,364,701	7,757,045		9,121,746

Mexico — 5.1%
				United Mexican States, Medium-Term Notes:
1,830,000		1,830,000		5.625% due 1/15/17	1,885,815			1,885,815
	8,525,000	8,525,000		8.000% due 9/24/22		10,558,212		10,558,212
	2,395,000	2,395,000		8.300% due 8/15/31		3,075,779		3,075,779
1,380,000	4,470,000	5,850,000		6.050% due 1/11/40	1,366,200	4,425,300		5,791,500

				Total Mexico	3,252,015	18,059,291		21,311,306

Panama — 4.4%
				Republic of Panama:
5,000		5,000		9.625% due 2/8/11	5,650			5,650
54,000	2,225,000	2,279,000		9.375% due 4/1/29	73,130	3,013,206		3,086,336
2,489,000	11,793,000	14,282,000		6.700% due 1/26/36	2,619,672	12,412,133		15,031,805

				Total Panama	2,698,452	15,425,339		18,123,791

Western Asset Emerging Markets Income Fund	Western Asset Emerging Markets Income Fund II	Pro Forma Combined Western Asset Emerging Markets Income Fund II			Western Asset Emerging Markets Income Fund	Western Asset Emerging Markets Income Fund II	Pro Forma Adjustments	Pro Forma Combined Western Asset Emerging Markets Income Fund II
Face Amount†	Face Amount†	Face Amount†		Security	Value	Value	Value	Value
Peru — 0.4%
				Republic of Peru:
	169,000	169,000		8.750% due 11/21/33		$223,925		$223,925
202,000	1,073,000	1,275,000		Bonds, 6.550% due 3/14/37	$212,605	1,129,333		1,341,938

				Total Peru	212,605	1,353,258		1,565,863

Russia — 1.0%
				Russian Federation:
750,000		750,000		11.000% due 7/24/18 (e)	1,073,437			1,073,437
455,000	1,350,000	1,805,000		12.750% due 6/24/28 (e)	817,294	2,424,937		3,242,231

				Total Russia	1,890,731	2,424,937		4,315,668

Turkey — 8.4%
				Republic of Turkey:
920,000	5,206,000	6,126,000	TRY	14.000% due 1/19/11	670,560	3,794,492		4,465,052
919,000	3,519,000	4,438,000		11.875% due 1/15/30 (d)	1,396,032	5,345,634		6,741,666
3,465,000	22,449,000	25,914,000		Notes, 6.875% due 3/17/36 (d)	3,157,481	20,456,651		23,614,132

				Total Turkey	5,224,073	29,596,777		34,820,850

Venezuela — 6.2%
				Bolivarian Republic of Venezuela:
1,053,000	7,751,000	8,804,000		8.500% due 10/8/14	995,085	7,324,695		8,319,780
1,089,000	5,713,000	6,802,000		5.750% due 2/26/16	860,310	4,513,270		5,373,580
217,000	716,000	933,000		7.650% due 4/21/25	171,430	565,640		737,070
				Collective Action Securities:
844,000	6,395,000	7,239,000		9.375% due 1/13/34	746,940	5,659,575		6,406,515
1,100,000	3,500,000	4,600,000		Notes, 10.750% due 9/19/13	1,149,500	3,657,500		4,807,000

				Total Venezuela	3,923,265	21,720,680		25,643,945

				TOTAL SOVEREIGN BONDS (Cost — $195,912,994)	31,671,444	170,780,008		202,451,452

COLLATERALIZED SENIOR LOANS — 0.5%

United States — 0.5%
				Ashmore Energy International:
36,179	212,617	248,796		Synthetic Revolving Credit Facility, 5.496% due 3/30/12 (c)(e)	32,607	191,621		224,228
299,281	1,760,994	2,060,275		Term Loan, 5.696% due 3/30/14 (c)(e)	269,726	1,587,096		1,856,822

				TOTAL COLLATERALIZED SENIOR LOANS (Cost — $2,176,106)	302,333	1,778,717		2,081,050

Western Asset Emerging Markets Income Fund	Western Asset Emerging Markets Income Fund II	Pro Forma Combined Western Asset Emerging Markets Income Fund II		Western Asset Emerging Markets Income Fund	Western Asset Emerging Markets Income Fund II	Pro Forma Adjustments	Pro Forma Combined Western Asset Emerging Markets Income Fund II
Face Amount†	Face Amount†	Face Amount†	Security	Value	Value	Value	Value
CORPORATE BONDS & NOTES — 43.0%

Brazil — 5.4%
420,000	2,136,000	2,556,000	Globo Communicacoes e Participacoes SA, Bonds, 7.250% due 4/26/22 (e)	$432,600	$2,200,080		$2,632,680
			GTL Trade Finance Inc.:
160,000	930,000	1,090,000	7.250% due 10/20/17 (e)	163,400	949,765		1,113,165
309,000	1,784,000	2,093,000	7.250% due 10/20/17 (e)	315,232	1,819,980		2,135,212
280,000	1,620,000	1,900,000	Odebrecht Finance Ltd., 7.500% due 10/18/17 (e)	289,100	1,672,650		1,961,750
			Vale Overseas Ltd., Notes:
471,000	2,635,000	3,106,000	8.250% due 1/17/34	540,062	3,021,365		3,561,427
1,677,000	9,613,000	11,290,000	6.875% due 11/21/36	1,670,426	9,575,317		11,245,743

			Total Brazil	3,410,820	19,239,157		22,649,977

Chile — 0.7%
520,000	2,374,000	2,894,000	Enersis SA, Notes, 7.375% due 1/15/14	551,019	2,515,614		3,066,633

Colombia — 0.3%
110,000	1,010,000	1,120,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14 (e)	117,975	1,083,225		1,201,200

India — 0.2%
			ICICI Bank Ltd., Subordinated Bonds:
114,000	570,000	684,000	6.375% due 4/30/22 (c)(e)	100,221	507,346		607,567
	340,000	340,000	6.375% due 4/30/22 (c)(e)		298,903		298,903

			Total India	100,221	806,249		906,470

Kazakhstan — 1.6%
340,000	2,270,000	2,610,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14 (e)	347,888	2,322,664		2,670,552
			HSBK Europe BV:
	200,000	200,000	9.250% due 10/16/13 (e)		203,500		203,500
320,000	1,720,000	2,040,000	7.250% due 5/3/17 (e)	286,400	1,539,400		1,825,800
			TuranAlem Finance BV, Bonds:
320,000	1,610,000	1,930,000	8.250% due 1/22/37 (e)	271,200	1,364,475		1,635,675
	383,000	383,000	8.250% due 1/22/37 (e)		324,592		324,592

			Total Kazakhstan	905,488	5,754,631		6,660,119

Western Asset Emerging Markets Income Fund	Western Asset Emerging Markets Income Fund II	Pro Forma Combined Western Asset Emerging Markets Income Fund II			Western Asset Emerging Markets Income Fund	Western Asset Emerging Markets Income Fund II	Pro Forma Adjustments	Pro Forma Combined Western Asset Emerging Markets Income Fund II
Face Amount†	Face Amount†	Face Amount†		Security	Value	Value	Value	Value
Mexico — 6.9%
520,000	680,000	1,200,000		America Movil SAB de CV, 5.625% due 11/15/17	$509,147	$665,807		$1,174,954
				Axtel SAB de CV:
40,000	190,000	230,000		11.000% due 12/15/13	43,400	206,150		249,550
1,240,000	7,150,000	8,390,000		7.625% due 2/1/17 (e)	1,267,900	7,310,875		8,578,775
240,000	1,410,000	1,650,000		Senior Notes, 7.625% due 2/1/17 (e)	244,800	1,438,200		1,683,000
100,000	220,000	320,000		Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes, 9.375% due 5/1/12	105,000	231,000		336,000
				Pemex Project Funding Master Trust:
810,000	6,720,000	7,530,000		6.625% due 6/15/35 (e)	821,984	6,819,423		7,641,407
1,608,000	7,233,000	8,841,000		Senior Bonds, 6.625% due 6/15/35	1,631,790	7,340,012		8,971,802

				Total Mexico	4,624,021	24,011,467		28,635,488

Russia — 18.0%
				Evraz Group SA, Notes:
620,000	3,580,000	4,200,000		8.875% due 4/24/13 (e)	635,500	3,669,500		4,305,000
300,000	1,720,000	2,020,000		9.500% due 4/24/18 (e)	307,860	1,765,064		2,072,924
				Gaz Capital SA:
440,000	2,660,000	3,100,000		Medium Term Notes, 7.288% due 8/16/37 (e)	432,269	2,613,264		3,045,533
1,880,000	11,090,000	12,970,000		Notes, 8.625% due 4/28/34 (d)(e)	2,194,900	12,947,575		15,142,475
				Gazprom:
				Bonds:
39,330,000	217,870,000	257,200,000	RUB	6.790% due 10/29/09	1,660,446	9,198,103		10,858,549
13,110,000	72,620,000	85,730,000	RUB	7.000% due 10/27/11	553,482	3,065,894		3,619,376
50,000		50,000		Loan Participation Notes, Senior Notes, 6.510% due 3/7/22 (e)	47,255			47,255
	1,140,000	1,140,000		Loan Participation Notes, 6.212% due 11/22/16 (e)		1,110,816		1,110,816
17,410,000	96,030,000	113,440,000	RUB	Gazprom OAO, 6.950% due 8/6/09	738,365	4,072,671		4,811,036
				LUKOIL International Finance BV:
160,000	680,000	840,000		6.356% due 6/7/17 (e)	153,600	652,800		806,400
336,000	4,880,000	5,216,000		6.656% due 6/7/22 (e)	311,640	4,526,200		4,837,840
610,000	3,140,000	3,750,000		RSHB Capital, Notes, 7.125% due 1/14/14 (e)	616,832	3,175,168		3,792,000
				Russian Agricultural Bank, Loan Participation Notes:
558,000	2,856,000	3,414,000		7.175% due 5/16/13 (e)	567,765	2,905,980		3,473,745
1,139,000	4,062,000	5,201,000		6.299% due 5/15/17 (e)	1,070,660	3,818,280		4,888,940
				TNK-BP Finance SA:
470,000	3,340,000	3,810,000		7.500% due 7/18/16 (e)	463,561	3,294,242		3,757,803
296,000	2,091,000	2,387,000		6.625% due 3/20/17 (e)	269,745	1,905,528		2,175,273
470,000	1,200,000	1,670,000		Senior Notes, 7.875% due 3/13/18 (e)	464,736	1,186,560		1,651,296
387,000	2,180,000	2,567,000		UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16 (e)	387,000	2,180,000		2,567,000
310,000	1,770,000	2,080,000		Vimpel Communications, Loan Participation Notes, 8.375% due 4/30/13 (e)	316,132	1,805,011		2,121,143

				Total Russia	11,191,748	63,892,656		75,084,404

Western Asset Emerging Markets Income Fund	Western Asset Emerging Markets Income Fund II	Pro Forma Combined Western Asset Emerging Markets Income Fund II			Western Asset Emerging Markets Income Fund	Western Asset Emerging Markets Income Fund II	Pro Forma Adjustments	Pro Forma Combined Western Asset Emerging Markets Income Fund II
Face Amount†	Face Amount†	Face Amount†		Security	Value	Value	Value	Value
Thailand — 1.8%
				True Move Co., Ltd.:
720,000	200,000	920,000		10.750% due 12/16/13 (e)	$644,400	$178,302		$822,702
	4,230,000	4,230,000		10.750% due 12/16/13 (e)		3,785,850		3,785,850
480,000	2,590,000	3,070,000		10.375% due 8/1/14 (e)	424,800	2,292,150		2,716,950

				Total Thailand	1,069,200	6,256,302		7,325,502

United Kingdom — 2.7%
6,611,000	50,194,000	56,805,000		RUB HSBC Bank PLC, Credit-Linked Notes (Russian Agricultural Bank), 8.900% due 12/20/10 (c)	288,595	2,191,156		2,479,751
	209,880,000	209,880,000	RUB	JPMorgan Chase Bank, Credit-Linked Notes (Russian Agricultural Bank), 9.500% due 2/11/11 (c)		8,787,856		8,787,856

				Total United Kingdom	288,595	10,979,012		11,267,607

United States — 2.0%
640,000	3,330,000	3,970,000		Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	689,081	3,585,378		4,274,459
617,598	3,536,248	4,153,846		Turanlem Finance BV, Credit Suisse, Credit-Linked Notes, (Turanlem Finance BV), 8.000% due 7/21/08	618,143	3,539,368		4,157,511

				Total United States	1,307,224	7,124,746		8,431,970

Venezuela — 3.4%
				Petrozuata Finance Inc.:
1,911,049	11,203,898	13,114,947		8.220% due 4/1/17 (e)	1,998,648	11,717,460		13,716,108
	268,339	268,339		8.220% due 4/1/17 (e)		277,731		277,731

				Total Venezuela	1,998,648	11,995,191		13,993,839

				TOTAL CORPORATE BONDS & NOTES (Cost — $178,329,616)	25,564,959	153,658,250		179,223,209

Warrants
WARRANT — 0.1%
1,500	10,000	11,500		Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20* (Cost — $356,500)	53,625	357,500		411,125

				TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $376,775,216)	57,592,361	326,574,475		384,166,836

Western Asset Emerging Markets Income Fund	Western Asset Emerging Markets Income Fund II	Pro Forma Combined Western Asset Emerging Markets Income Fund II			Western Asset Emerging Markets Income Fund	Western Asset Emerging Markets Income Fund II	Pro Forma Adjustments		Pro Forma Combined Western Asset Emerging Markets Income Fund II
Face Amount†	Face Amount†	Face Amount†		Security	Value	Value	Value		Value
SHORT-TERM INVESTMENTS — 9.8%

Sovereign Bonds — 9.8%
				Bank Negara Malaysia Islamic Notes:
$550,000	3,730,000	4,280,000	MYR	Zero coupon bond to yield 3.310% due 7/24/08	168,953	1,145,701			1,314,654
150,000	830,000	980,000	MYR	Zero coupon bond to yield 3.210% due 9/25/08	45,787	253,355			299,142
				Bank Negara Malaysia Monetary Notes:
2,542,000	14,123,000	16,665,000	MYR	Zero coupon bond to yield 3.320% due 6/17/08	783,497	4,352,607			5,136,104
933,000	5,564,000	6,497,000	MYR	Zero coupon bond to yield 3.410% due 7/1/08	287,185	1,712,485			1,999,670
2,210,000	12,149,000	14,359,000	MYR	Zero coupon bond to yield 3.207% due 7/17/08	678,559	3,734,582			4,413,141
1,575,000	9,481,000	11,056,000	MYR	Zero coupon bond to yield 3.407% due 8/7/08	483,005	2,907,550			3,390,555
48,000	266,000	314,000	MYR	Zero coupon bond to yield 3.460% due 11/13/08	14,584	80,818			95,402
1,263,000	7,171,000	8,434,000	BRL	Brazil Letras Tesouro Nacional, Zero coupon bond to yield 3.320% due 1/1/09	721,243	4,095,039			4,816,282
				Egypt Treasury Bills:
13,075,000	72,850,000	85,925,000	EGP	Zero coupon bond to yield 7.300% due 10/28/08	2,371,105	13,211,087			15,582,192
3,725,000	17,050,000	20,775,000	EGP	Zero coupon bond to yield 6.800% due 11/11/08	673,426	3,082,391			3,755,817

				TOTAL SHORT-TERM INVESTMENTS (Cost — $39,975,945)	6,227,344	34,575,615			40,802,959

				TOTAL INVESTMENTS — 102.0% (Cost — $416,751,161#)	63,819,705	361,150,090			424,969,795

				Liabilities in Excess of Other Assets — (2.0)%	(2,067,502)	(6,298,471)	(40,000	)(f)	(8,405,973)

				TOTAL NET ASSETS — 100.0%	61,752,203	354,851,619	(40,000	)(f)	416,563,822

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	Security is currently in default.
(b)	Illiquid security.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at May 31, 2008.
(d)	All or a portion of this security is segregated for reverse repurchase agreements and foreign currency contracts.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(f)	Reflects adjustment for estimated reorganization costs of $40,000 related to the Target and Acquiring Funds.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARS	— Argentine Peso
BRL	— Brazilian Real
DEM	— German Mark
EGP	— Egyptian Pound
EUR	— Euro
GDP	— Gross Domestic Product
IDR	— Indonesian Rupiah
ITL	— Italian Lira
MYR	— Malaysian Ringgit
OJSC	— Open Joint Stock Company
RUB	— Russian Ruble
TRY	— Turkish Lira

At May 31, 2008, the Funds had the following reverse repurchase agreements outstanding:

Western Asset Emerging Markets Income Fund	Western Asset Emerging Markets Income Fund II
Face Amount	Face Amount	Security	Value
$1,295,239	$4,959,679	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 5/27/08 bearing 1.25% to be repurchased at a date and amount to be determined, collateralized by: $4,438,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) — $6,941,768	$6,254,918
1,979,640	10,361,520	Reverse Repurchase Agreement with JP Morgan, dated 5/5/08 bearing 2.00% to be repurchased at a date and amount to be determined, collateralized by: $9,840,000 Gaz Capital SA Notes, 8.625% due 4/28/34; Market value (including accrued interest) — $14,235,041	12,341,160

		Total Reverse Repurchase Agreements (Proceeds — $18,596,078)	$18,596,078

At May 31, 2008, the Funds had open forward foreign currency contracts as described below:

	Western Asset Emerging Markets Income Fund	Western Asset Emerging Markets Income Fund II
Foreign Currency	Local Currency	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Buy:
Indian Rupee	$4,661,000		$109,624	6/16/08	(5,434)
Indian Rupee	14,004,750		329,384	6/16/08	(17,183)
Indian Rupee	4,655,100		109,485	6/16/08	(5,526)
Indian Rupee		$26,702,000	628,015	6/16/08	(31,131)
Indian Rupee		79,965,150	1,880,734	6/16/08	(98,112)
Indian Rupee		26,628,750	626,293	6/16/08	(31,613)

Net unrealized loss on open forward foreign currency contracts					(188,999)

See Notes to Pro Forma Combined Financial Statements

Pro Forma Combined Statement of Assets and Liabilities

As of May 31, 2008 (Unaudited)

	Western Asset Emerging Markets Income Fund	Western Asset Emerging Markets Income Fund II	Pro Forma Adjustments		Pro Forma Combined Western Asset Emerging Markets Income Fund II
ASSETS:
Investments, at cost	$62,388,473	$354,362,688			$416,751,161
Foreign currency, at cost	178,883	2,513,244			2,692,127

Investments, at value	$63,819,705	$361,150,090			$424,969,795
Foreign currency, at value	179,309	2,530,600			2,709,909
Cash	20,113	96,632			116,745
Receivable for securities sold		425,042			425,042
Interest receivable	1,332,863	7,519,475			8,852,338
Prepaid expenses	18,794	17,610			36,404

Total Assets	65,370,784	371,739,449			437,110,233

LIABILITIES:
Payable for securities purchased	134,974	837,451			972,425
Payable for open reverse repurchase agreement	3,274,879	15,321,199			18,596,078
Payable for open forward currency contracts	28,143	160,856			188,999
Investment Management fee payable	56,434	313,839			370,273
Directors’ fees payable	2,391	9,291			11,682
Interest payable	3,892	16,403			20,295
Accrued expenses	117,868	228,791	40,000	(a)	386,659

Total Liabilities	3,618,581	16,887,830	40,000	(a)	20,546,411

Total Net Assets	61,752,203	354,851,619	(40,000	)(a)	416,563,822

NET ASSETS:
Par value	4,215	24,433	36		28,684
Paid-in capital in excess of par value	58,592,498	330,079,143	(36)		388,671,605
Undistributed net investment income	975,446	15,615,859	(40,000	)(a)	16,551,305
Accumulated net realized gain (loss) on investments, futures contracts, options written, short sales, swap contracts and foreign currency transactions	761,928	2,402,284			3,164,212
Net unrealized appreciation (depreciation) on investments, futures contracts, options written, short sales, swap contracts and foreign currencies	1,418,116	6,729,900			8,148,016

Total Net Assets	61,752,203	354,851,619	(40,000	)(a)	416,563,822

Shares Outstanding*:
Composite	4,214,736	24,432,561	37,087	(b)	28,684,384

Net Asset Value:
Composite	$14.65	$14.52			$14.52

*	The par value for each class of shares is $0.001.
(a)	Reflects adjustment for estimated reorganization costs of $40,000 related to the Target and Acquiring Funds.
(b)	Reflects adjustments to the number of shares outstanding due to reorganization.

See Notes to Pro Forma Combined Financial Statements.

Pro Forma Combined Statement of Operations

For the twelve month period ended May 31, 2008 (Unaudited)

	Western Asset Emerging Markets Income Fund	Western Asset Emerging Markets Income Fund II	Pro Forma Adjustments		Pro Forma Combined Western Asset Emerging Markets Income Fund II
INVESTMENT INCOME:
Dividends	$4,500	—			$4,500
Interest	4,830,966	$27,530,539			32,361,505
Less: foreign taxes withheld	(12,776)	(73,562)			(86,338)

Total Investment Income	4,822,690	27,456,977			32,279,667

EXPENSES:
Management fee	653,362	3,724,724			4,378,086
Commitment fees	7,135	41,455			48,590
Excise tax	37,158	217,758			254,916
Transfer agent fees	20,550	24,928	(15,000	)(a)	30,478
Shareholder reports	54,356	96,338	(25,000	)(b)	125,694
Custody fees	43,795	229,224			273,019
Stock exchange listing fees	18,293	19,862	(15,229	)(b)	22,926
Legal fees	23,770	45,400	(21,393	)(b)	47,777
Insurance	2,069	6,355			8,424
Audit and tax	59,175	58,879	(58,554	)(b)	59,500
Directors’ fees	9,250	75,371			84,621
Interest Expense	164,867	882,815			1,047,682
Miscellaneous expenses	10,897	11,778	(9,719	)(b)	12,956

Total Expenses	1,104,677	5,434,887	(144,895	)(a)(b)	6,394,669

Less: Fee waivers and/or expenses reimbursements	(2,388)	—	—		(2,388)

Net Expenses	1,102,289	5,434,887	(144,895)		6,392,281

Net Investment Income	3,720,401	22,022,090	144,895		25,887,386

REALIZED AND UNREALIZED GAIN (LOSS) on investments and foreign currencies:
Net Realized Gain (Loss) From:
Investments	1,406,269	9,315,088	—		10,721,357
Futures contracts	(314,961)	(1,742,264)	—		(2,057,225)
Swap contracts	6,000	34,400	—		40,400
Foreign currency tranasactions	46,228	274,789	—		321,017

Net Realized Gain	1,143,536	7,882,013	—		9,025,549

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(2,155,481)	(14,067,581)	—		(16,223,062)
Futures contracts	51,321	326,428	—		377,749
Foreign currencies	(19,815)	(95,419)	—		(115,234)

Change in Net Unrealized Appreciation/Depreciation	(2,123,975)	(13,836,572)	—		(15,960,547)

Net Gain on Investments and Foreign Currencies	(980,439)	(5,954,559)	—		(6,934,998)

Increase in Net Assets From Operations	$2,739,962	$16,067,531	$144,895		$18,952,388

(a)	To adjust expenses to reflect the Combined Fund’s estimated fees and expenses based upon contractual rates in effect for the Western Asset Emerging Markets Income Fund II.
(b)	Reflects the elimination of duplicative expenses and economies of scale achieved as a result of the proposed Reorganization.

See Notes to Pro Forma Combined Financial Statements.

Western Asset Emerging Markets Income Fund Inc. Merger With and Into Western Asset Emerging Markets Income Fund II Inc.

Notes to Pro Forma Combined Financial Statements

(Unaudited)

1. Basis of Combination:

The accompanying unaudited Pro Forma Combined Statement of Assets and Liabilities, including the Pro Forma Combined Schedule of Investments at May 31, 2008 and the related Pro Forma Combined Statement of Operations (“Pro Forma Statements”) for the twelve months ended May 31, 2008, reflect the accounts of Western Asset Emerging Markets Income Fund Inc. (“Acquired Fund”) and Western Asset Emerging Markets Income Fund II Inc. (“Acquiring Fund”), each a “Fund.” Following the combination, Western Asset Emerging Markets Income Fund II Inc. will be the accounting survivor.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Acquired Fund for shares of the Acquiring Fund will be treated as a tax-free reorganization and accordingly, the tax-free merger will be accounted for in an “as-if” pooling of interests. The combination would be accomplished by an acquisition of the net assets of the Acquired Fund in exchange for shares of the Acquiring Fund at net asset value. The unaudited Pro Forma Combined Schedule of Investments and the unaudited Pro Forma Combined Statement of Assets and Liabilities have been prepared as though the combination had been effective on May 31, 2008. The unaudited Pro Forma Combined Statement of Operations reflects the results of the Funds for the twelve months ended May 31, 2008 as if the merger occurred on June 1, 2007. These pro forma statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year ends are August 31 for the Western Asset Emerging Markets Income Fund Inc. and May 31 for the Western Asset Emerging Markets Income Fund II Inc.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statement of Additional Information.

2. Use of Estimates:

Management has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these Pro Forma Combined Financial Statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

3. Investment Valuation:

Securities are valued at the mean of bid and asked prices based on market quotations for those securities, or if no quotations are available, then for securities of similar type, yield and maturity. Securities for which quotations are not readily available or where market quotations are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

4. Capital Shares

The unaudited pro forma net asset values per share assumes additional shares of capital stock of the Acquiring Fund were issued in connection with the proposed acquisition of the Acquired Fund as of May 31, 2008. The number of additional shares issued was calculated by dividing the net asset value of the Acquired Fund by the net asset value of the Acquiring Fund.

5. Pro Forma Operations:

In the Pro Forma Combined Statement of Operations certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment management fees of the combined entity are based on the fee schedules in effect for the Acquiring Fund’s combined level of average net assets for the twelve months ended May 31, 2008.

6. Federal and Other Taxes:

It is the policy of the Funds to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their net investment income and net realized gains on investments, if any, to their shareholders each year. Therefore, no federal income tax provision is required. However, due to the timing of when distributions are made, the Funds may be subject to an excise tax of 4% of the amount by which 98% of the Funds’ taxable income exceeds the distributions from such taxable income for the year.